UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GERON CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

919 E. Hillsdale Blvd., Suite 250 Foster City, CA 94404

To The Stockholders
Notice of 2025 Annual Meeting of Stockholders
Date:
May 21, 2025
Time:
2:00 p.m., Eastern Daylight Time
Place:
www.virtualshareholder
meeting.com/GERN2025
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of GERON CORPORATION, a Delaware corporation (the “Company”), to be held on Wednesday, May 21, 2025, at 2:00 p.m., Eastern Daylight Time. To facilitate stockholder participation in the Annual Meeting, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. You can attend the virtual Annual Meeting online, vote your shares electronically and submit your questions for consideration during the virtual Annual Meeting, by visiting www.virtualshareholdermeeting.com/GERN2025. You may log-in to the Annual Meeting beginning at 1:30 p.m. Eastern Daylight Time, on May 21, 2025. You will need to have your 16-Digit Control Number included in the Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials to join the virtual Annual Meeting.
The Annual Meeting will be held for the following purposes:

To elect the two nominees for director named in the accompanying proxy statement (the “Proxy Statement”) to hold office as Class II members of the Board of Directors until the 2028 annual meeting of stockholders;

To approve an amendment to our 2018 Equity Incentive Plan to, among other items, increase the total number of shares of our common stock issuable thereunder by 20,000,000 shares;
To approve an amendment to our 2014 Employee Stock Purchase Plan to increase the number of shares of our common stock issuable thereunder by 6,000,000 shares;
To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement;
To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
The Board of Directors has fixed the close of business on March 24, 2025 as the record date for the determination of stockholders entitled to notice of and to vote at the virtual Annual Meeting and at any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of common stock held at that time.
As permitted by the rules of the Securities and Exchange Commission, we are pleased to furnish our proxy materials to stockholders primarily over the Internet. Consequently, most stockholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) that contains instructions for accessing proxy materials and voting via the Internet, instead of paper copies of our proxy materials. We believe that this process will allow us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. However, this Notice will provide information on how stockholders may obtain paper copies of proxy materials if they choose. Stockholders who elect to continue to receive hard copies of proxy materials may help us reduce costs by opting to receive future proxy materials by e-mail. We intend to distribute the Notice and the proxy materials on or about April 8, 2025, to all stockholders of record entitled to vote at the Annual Meeting.

Your vote is important, and we encourage all stockholders to attend the Annual Meeting online. Whether or not you plan to attend the Annual Meeting online, we encourage you to read this proxy statement and submit your proxy or voting instructions as promptly as possible either via the Internet or by telephone as instructed by these materials, or, if you have requested and received a paper proxy card by mail, by completing, signing, dating and returning the proxy card mailed to you. Please review the instructions on each of your voting options described in the accompanying Proxy Statement. Stockholders who plan to attend the virtual Annual Meeting should follow the instructions at www.virtualshareholder meeting.com/GERN2025 to submit questions and vote during the virtual Annual Meeting.
Thank you for your ongoing support and continued interest in Geron Corporation.
By Order of the Board of Directors,

Scott A. Samuels, Esq.
Executive Vice President,
Chief Legal Officer and Secretary
Foster City, California
April 8, 2025
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 21, 2025 at www.virtualshareholdermeeting.com/GERN2025
The 2025 Proxy Statement and 2024 Annual Report on Form 10-K
are available at www.proxyvote.com.
YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
WHETHER OR NOT YOU EXPECT TO ATTEND THE VIRTUAL ANNUAL MEETING, WE URGE YOU TO VOTE BY PROXY PROMPTLY IN ORDER TO ASSURE THAT A QUORUM IS PRESENT. EVEN IF YOU HAVE VOTED BY PROXY BEFORE THE VIRTUAL ANNUAL MEETING. YOU MAY STILL ATTEND AND VOTE YOUR SHARES AT THE VIRTUAL ANNUAL MEETING ONLINE. YOU WILL NEED TO HAVE YOUR 16-DIGIT CONTROL NUMBER INCLUDED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, ON YOUR PROXY CARD OR ON THE INSTRUCTIONS THAT ACCOMPANIED YOUR PROXY MATERIALS TO JOIN AND VOTE AT THE VIRTUAL ANNUAL MEETING.

Proxy Statement for the Annual Meeting of Stockholders to be Held on May 21, 2025
Questions and Answers about these Proxy Materials and Voting
Why am I receiving these materials?
You are receiving these materials from us because you owned shares of common stock, par value $0.001 per share (“Common Stock”), of Geron Corporation, a Delaware corporation (“Geron,” the “Company,” “we” or “us”), as of March 24, 2025, the record date for our 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The Geron Board of Directors (the “Board of Directors” or the “Board”) has made these materials available to you in connection with the Board’s solicitation of proxies for use at the Annual Meeting. You may vote by proxy over the Internet or by phone, or by mail if you requested printed copies of the proxy materials.
As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we are providing our stockholders access to proxy materials via the Internet. Accordingly, we are sending by mail only a Notice of Internet Availability of Proxy Materials (the “Notice”) to certain of our stockholders of record and posting our proxy materials online at www.proxyvote.com. Stockholders who previously requested to receive hard copies of proxy materials will receive a full set of proxy materials, instead of the Notice. We intend to distribute the Notice and the proxy materials on or about April 8, 2025, to all stockholders of record entitled to vote at the Annual Meeting.
Please note that, while our proxy materials are available at the website referenced herein and in the Notice, and our Notice of Annual Meeting, Proxy Statement and Annual Report are available on our website, all references to websites are inactive textual references only and no other information or content contained on our website or the other websites referenced herein is incorporated by reference in or considered to be a part of this document.
What does it mean if I receive more than one set of proxy materials or more than one Notice, or combination thereof?
If you receive more than one set of proxy materials, or more than one Notice or a combination thereof, your shares may be registered in more than one name or may be registered in different accounts. Please follow the voting instructions on each set of proxy materials or Notices to ensure that all of your shares are voted.
Will I receive any proxy materials by mail other than the Notice?
No, you will not receive any other proxy materials by mail other than the Notice unless you request paper copies. Pursuant to rules adopted by the SEC, we have elected to use the Internet as the primary means of furnishing proxy materials to our stockholders. This method allows us to deliver the proxy materials to you more quickly, lowers our costs significantly, and helps to conserve natural resources. We encourage stockholders to take advantage of the option to receive proxy materials electronically by email to help reduce the environmental impact of our annual meeting and to reduce costs associated with the physical printing and mailing of materials. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 are also available at www.proxyvote.com. You may request a full set of proxy materials be sent to your specified postal or email address as follows:
•	by telephone: call 1-800-579-1639 free of charge and follow the instructions;

Geron Corporation	1	2025 Proxy Statement

•	by Internet: go to www.proxyvote.com and follow the instructions; or
•
by e-mail: send an e-mail message to sendmaterial@proxyvote.com. Please send a blank e-mail and insert the 16-Digit Control Number located in your Notice in the subject line. Please make any such request on or before May 7, 2025 to facilitate timely delivery.

To sign up for electronic delivery of proxy materials, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card, to vote using the Internet and, when prompted, indicate that you agree to receive or access future stockholder communications electronically. Alternatively, you can go to www.proxyvote.com and enroll for online delivery of proxy materials. A stockholder’s election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates such election.
What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will act upon the matters described in this Proxy Statement. In addition, management will report on current events at Geron and respond to questions from stockholders.
How can I participate in the Annual Meeting?
To facilitate stockholder participation in the Annual Meeting, we will be holding our Annual Meeting virtually, on Wednesday May 21, 2025, at 2:00 p.m., Eastern Daylight Time, via the Internet at www.virtualshareholdermeeting.com/GERN2025. Online check-in will begin at 1:30 p.m. Eastern Daylight Time and you should allow ample time for the check-in procedures. At our virtual Annual Meeting, stockholders will be able to attend, vote and submit questions via the Internet. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials.
You will not be able to attend the virtual Annual Meeting in person.
How do I ask questions at the virtual Annual Meeting?
Our virtual Annual Meeting allows stockholders to submit questions and comments before and during the virtual Annual Meeting. You may submit questions before the virtual Annual Meeting at www.virtualshareholdermeeting.com/GERN2025. During the virtual Annual Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/GERN2025. In both cases, stockholders must have available their 16-Digit Control Number provided in the Notice or your proxy card (if you received a printed copy of the proxy materials). We will respond to as many inquiries at the virtual Annual Meeting as time allows.
What if during the check-in time or during the virtual Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting website log-in page.
What if I cannot virtually attend the Annual Meeting?
You may vote your shares electronically before the virtual Annual Meeting by Internet, or by telephone or by mail as described below. You do not need to access the virtual Annual Meeting to vote if you submitted your vote by Internet, by telephone or by mail in advance of the virtual Annual Meeting.

Geron Corporation	2	2025 Proxy Statement

The virtual Annual Meeting will be archived for one year after the date of the virtual Annual Meeting at www.virtualshareholdermeeting.com/ GERN2025.
Who can vote at the virtual Annual Meeting?
Only stockholders of record at the close of business on March 24, 2025 (the “Record Date”) will be entitled to notice of and to vote at the virtual Annual Meeting or any adjournment or postponement thereof. At the close of business on the Record Date, we had 636,912,845 shares of Common Stock outstanding. Each share of Common Stock that you own as of the Record Date will be entitled to one vote on each matter to be voted upon at the virtual Annual Meeting.
Stockholder of Record: Shares Registered In Your Name
As a stockholder of record, you may vote at the virtual Annual Meeting, or prior to the virtual Annual Meeting, vote through the Internet or by telephone, or by mail using a proxy card that you received or that you may request. Whether or not you plan to attend the virtual Annual Meeting, we urge you vote by proxy through the Internet or by telephone as instructed below, or by completing a proxy card that you may request or that we may elect to deliver at a later time. Stockholders who attend the virtual Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/GERN2025 to vote during the virtual Annual Meeting.
For the ten days ending the day prior to the virtual Annual Meeting, a list of our stockholders of record as of the Record Date will be available for examination by any stockholder of record for any purpose germane to the virtual Annual Meeting at our corporate headquarters during regular business hours. To access the list of record stockholders during the ten days ending the day prior to the Annual Meeting, stockholders should email investor@geron.com.
Beneficial Owner: Shares Registered In the Name of a Broker or Bank
If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting during the virtual Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the virtual Annual Meeting. You can attend the virtual Annual Meeting online by visiting www.virtualshareholdermeeting.com/GERN2025. You will need to have your 16-Digit Control Number included in the Notice, on your proxy card or on the instructions that accompanied your proxy materials to join the virtual Annual Meeting. Once you join the virtual Annual Meeting, you should follow the instructions on the virtual Annual Meeting platform to vote during the virtual Annual Meeting. If you did not receive a 16-digit control number via email or on your Notice or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker or other agent.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. In order to constitute a quorum and to transact business at the virtual Annual Meeting, the holders of a majority of the voting power of the Common Stock issued and outstanding and entitled to vote at the virtual Annual Meeting must be present in person or represented by proxy. Virtual attendance at our Annual Meeting constitutes presence in person for purposes of a quorum at the meeting. Shares represented by proxies that reflect abstentions or “broker non-votes” will be counted for purposes of determining the presence of a quorum.

Geron Corporation	3	2025 Proxy Statement

What am I voting on at the virtual Annual Meeting? What is the Board’s recommendation on each of the proposals?
You are being asked to vote on five proposals, as follows:

Proposal Number	Proposal	Board Recommends
	To elect the two nominees for director named in this Proxy Statement to hold office as Class II members of our Board of Directors until the 2028 annual meeting of stockholders.	FOR BOTH director nominees
	To approve an amendment to our 2018 Equity Incentive Plan to, among other items, increase the total number of shares of our Common Stock issuable thereunder by 20,000,000 shares.	FOR
	To approve an amendment to our 2014 Employee Stock Purchase Plan to increase the number of shares of our Common Stock issuable thereunder by 6,000,000 shares.	FOR
	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement.	FOR
	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	FOR

How many votes are needed to approve each proposal? What is the effect of abstentions and broker non-votes on each of the proposals?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes on each of the proposals:

Proposal Number	Proposal	Votes Required to Approve Proposal(1)	Effect of Abstentions	Effect of Broker Non-Votes
To elect the two nominees for director named in this Proxy Statement to hold office as Class II members of our Board of Directors until the 2028 annual meeting of stockholders.
Nominees receiving a plurality of the votes cast will be elected as directors This means that the nominees receiving the highest number of “FOR” votes at the virtual Annual Meeting will be elected, even if those votes do not constitute a majority of the votes cast. Only votes “FOR” will affect the outcome of the vote; “WITHHOLD” votes will have no effect on the outcome of the vote. However, under our Corporate Governance Guidelines, any nominee for director who receives a greater number of “WITHHOLD” votes from his or her election than votes “FOR” such election is required to submit an offer of resignation for consideration by the Nominating and Corporate Governance Committee. In such case, the Nominating and Corporate Governance Committee will then consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation.
			Not applicable	No effect

Geron Corporation	4	2025 Proxy Statement

Proposal Number	Proposal	Votes Required to Approve Proposal(1)	Effect of Abstentions	Effect of Broker Non-Votes
	To approve an amendment to our 2018 Equity Incentive Plan to, among other items, increase the total number of shares of our Common Stock issuable thereunder by 20,000,000 shares.	The affirmative vote of the holders of a majority of the voting power, present in person or virtually or represented by proxy at the Annual Meeting.	Against	No effect
	To approve an amendment to our 2014 Employee Stock Purchase Plan to increase the number of shares of our Common Stock issuable thereunder by 6,000,000 shares.	The affirmative vote of the holders of a majority of the voting power, present in person or virtually or represented by proxy at the Annual Meeting.	Against	No effect
	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement.	The affirmative vote of the holders of a majority of the voting power, present in person or represented by proxy at the virtual Annual Meeting.	Against	No effect
	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	The affirmative vote of the holders of a majority of the voting power, present in person or represented by proxy at the virtual Annual Meeting.	Against	Not applicable(2)

(1)	Virtual attendance at our Annual Meeting constitutes presence in person for purposes of the votes.
(2)
This proposal is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under applicable NYSE rules to vote your shares on this proposal. For more information, see “If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with my voting instructions, what happens?” and “What are broker non-votes?” below.

What are the choices in voting?
For Proposal 1, you may either vote “FOR” all nominees to the Board of Directors or you may “WITHHOLD” your vote for one or more nominees that you specify. For proposals 2, 3, 4 and 5, you may vote “FOR” the proposal or “AGAINST” the proposal, or “ABSTAIN” from voting on the proposal.
Could other matters be decided at the virtual Annual Meeting?
The Board does not know of any other matters to be brought before the virtual Annual Meeting. Our bylaws require that we receive advance notice of any proposal to be brought before the Annual Meeting by our stockholders, and we have not received notice of any such proposals. If any other matters were to be properly submitted for a vote at the virtual Annual Meeting, the proxy holders appointed by the Board will have the discretion to vote on those matters for you as they see fit.
How do I vote my shares and what are the voting deadlines?
Please refer to the proxy card for instructions on, and access information for, voting by telephone, over the Internet or by mail.

Geron Corporation	5	2025 Proxy Statement

Stockholder of Record: Shares Registered in Your Name
You are a stockholder of record if, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. As a stockholder of record, there are several ways for you to vote your shares.
•
Via the Internet Before the Virtual Annual Meeting. You may vote by Internet at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials to join the virtual Annual Meeting. Votes submitted through the Internet must be received by 11:59 p.m., Eastern Daylight Time, on May 20, 2025.

•
By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials to join the virtual Annual Meeting. Votes submitted by telephone must be received by 11:59 p.m., Eastern Daylight Time, on May 20, 2025.

•
By Mail. If you received printed proxy materials, you may submit your vote by completing, signing, and dating each proxy card received and returning it in the postage-paid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than close of business Eastern Daylight Time on May 20, 2025, to be voted at the virtual Annual Meeting.

•
Via the Internet During the Virtual Annual Meeting. Stockholders who attend the virtual Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/GERN2025 to vote during the virtual Annual Meeting. You will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials to join the virtual Annual Meeting.

The Internet and telephone voting procedures described above, which comply with Delaware law, are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
Beneficial Owner: Shares Registered In the Name of a Broker or Bank
You are a beneficial owner, if on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization and not in your name. The organization holding your account is considered to be the stockholder of record for purposes of voting at the virtual Annual Meeting. Being a beneficial owner means that, like most stockholders, your shares are held in “street name” and these proxy materials are being forwarded to you by that organization.
As a beneficial owner, you should have received a Notice or voting instructions from the broker or other nominee holding your shares. You should follow the instructions in the Notice or voting instructions provided by your broker or nominee in order to instruct your broker or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the broker or nominee. Please contact your bank, broker or other agent if you have questions about their instructions on how to vote your shares. Please also note that since you are not the stockholder of record, you may only vote your shares during the virtual Annual Meeting if using the 16-Digit Control Number included on your Notice. Beneficial owners who attend the virtual Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/GERN2025 to participate in and vote during the virtual Annual Meeting. You will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials to join the virtual Annual Meeting.
The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 5) is considered to be a “routine” matter under NYSE rules. Accordingly, if you do not provide your

Geron Corporation	6	2025 Proxy Statement

broker or bank with instructions on how to vote your shares, your broker or bank would be able to vote your shares under applicable NYSE rules on Proposal 5. For more information, see “If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with my voting instructions, what happens?” and “What are broker non-votes?” below.
Geron Plan Participants
If you own shares of Common Stock as a participant in the Geron 401(k) Plan (the “Plan”), your proxy card serves to direct Fidelity Management Trust Company (“Fidelity”) how to direct the shares credited to your account in the Plan. Unless otherwise required by law, Fidelity will follow your instructions. If your proxy card is not received by May 16, 2025, the shares allocated to your account will not be voted.
If you purchased shares through the 2014 Employee Stock Purchase Plan, as amended, and your shares are held in the name of a broker, please refer to the discussion above under “Beneficial Owner: Shares Registered in the Name of a Broker or Bank.”
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and you do not specify your vote on each proposal individually when voting via the Internet, over the telephone or if you sign and return a proxy card without giving specific voting instructions, then your shares will be voted in line with the Board’s recommendations above as described under “What am I voting on at the virtual Annual Meeting? What is the Board’s recommendation on each of the proposals?” If any other matter is properly presented at the virtual Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with my voting instructions, what happens?
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of the NYSE, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Proposals 1, 2, 3, and 4 are considered to be “non-routine” under NYSE rules, meaning that, under applicable NYSE rules, your broker would not be able to vote your shares on those proposals in the absence of your voting instructions. Proposal 5 is considered to be a “routine” matter under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, under applicable NYSE rules, your shares may be voted by your broker in its discretion on Proposal 5.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must
provide voting instructions to your broker, bank or other agent by the deadline provided in the proxy materials you receive from your broker, bank or other agent.
What are broker non-votes?
As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary that is subject to NYSE rules holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares under applicable NYSE rules. These un-voted shares are counted as “broker non-votes.” Proposals 1, 2, 3 and 4 are considered to be “non-routine” under NYSE rules; therefore, if you do not provide voting instructions with respect to your shares to your bank, broker or other agent, your bank, broker or other agent will not vote with respect to these Proposals and those votes will be counted as “broker non-votes,” unless

Geron Corporation	7	2025 Proxy Statement

you vote by attending the virtual Annual Meeting and following the instructions at www.virtualshareholdermeeting.com/GERN2025 to vote during the virtual Annual Meeting. You will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials to join the virtual Annual Meeting.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent, or you may vote by attending the virtual Annual Meeting by following the instructions at www.virtualshareholdermeeting.com/GERN2025 to vote during the virtual Annual Meeting. You will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials to join the virtual Annual Meeting.
Can I revoke or change my vote after I submit my proxy?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may revoke or change your vote at any time before the final vote at the virtual Annual Meeting by:
•	signing and returning a new proxy card with a later date;
•
submitting a later-dated vote by telephone or via the Internet — only your latest Internet or telephone vote received by 11:59 p.m., Eastern Daylight Time, on May 20, 2025, will be counted. You will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials;

•
attending the virtual Annual Meeting and voting again by following the instructions at www.virtualshareholdermeeting.com/GERN2025 to vote during the virtual Annual Meeting. To virtually attend the Annual Meeting, you will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials; or

•	delivering a written revocation to our Corporate Secretary at Geron’s offices, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404, before the virtual Annual Meeting.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for revoking or changing your vote.
How will your proxy be counted?
Votes will be counted by the Inspector of Election appointed for the virtual Annual Meeting, who will separately count “FOR,” “WITHHOLD” and broker non-votes with respect to Proposal 1 regarding the election of directors, and, with respect to Proposals 2, 3, 4 and 5, “FOR” and “AGAINST” votes, abstentions and, as applicable, broker non-votes.
Is my vote confidential?
Yes. Proxy cards and voting tabulations that identify stockholders by name are kept confidential. There are exceptions for contested proxy solicitations or when necessary to meet legal requirements. In addition, all comments written on a proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

Geron Corporation	8	2025 Proxy Statement

How can I find out the results of the voting at the virtual Annual Meeting?
Preliminary voting results will be announced at the virtual Annual Meeting. Final voting results will be disclosed by Geron in a Current Report on Form 8-K, filed with the SEC, that we expect to file within four business days after the virtual Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the virtual Annual Meeting, we intend to file a Current Report on Form 8-K to disclose preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to disclose the final results.
Who is paying for this proxy solicitation?
We will pay the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. In addition, we may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by mail, telephone or other electronic means, or in person, by our directors, officers, or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services, but we have retained Alliance Advisors for a fee, estimated to be $10,000, to render solicitation services.
When are stockholder nominations and proposals due for next year’s Annual Meeting?
See the sub-section entitled “Stockholder Nominations and Proposals for 2026 Annual Meeting” under the section entitled “Other Matters.”
How can I obtain a copy of Geron’s Annual Report on Form 10-K?
We will mail to you without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC, as well as a copy of any exhibit specifically requested. Requests should be sent to: Corporate Secretary, Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404. A copy of our Annual Report on Form 10-K for the year ended December 31, 2024 has also been filed with the SEC and may be accessed from the SEC’s homepage (www.sec.gov). You may also view and download our Annual Report on Form 10-K for the year ended December 31, 2024 from our website at www.geron.com, as well as www.proxyvote.com.
What is householding and how does it affect me?
Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2024 or the Notice may have been sent to multiple stockholders in a stockholder’s household. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate copies of the proxy statement, annual report or the notice of internet availability of proxy materials, please notify your broker or our Investor Relations department. We will promptly deliver copies of the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 or the Notice to any stockholder who contacts us by electronic mail addressed to investor@geron.com, or by mail addressed to Investor Relations, Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City,

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California 94404, requesting such copies. If you receive multiple copies of the proxy statement and annual report at your household and would like to receive a single copy of the proxy statement and annual report for your household in the future, you should contact your broker, other nominee record holder, or our Investor Relations department to request a single copy of the proxy statement and annual report.
Forward-Looking Statements
Except for the historical information contained herein, this Proxy Statement contains forward-looking statements, including, but not limited to: (a) statements relating to the continued development and commercialization of RYTELO® (imetelstat) by Geron, including Geron’s plans to prepare for and commence commercializing RYTELO in select countries in the European Union beginning in 2026; (b) the therapeutic and commercial potential of RYTELO; (c) expected market exclusivity for RYTELO; (d) expectations regarding the interim and final analyses in the Phase 3 Impact MF clinical trial, and the anticipated timing thereof; (e) plans, considerations, expectations and determinations regarding future compensation decisions; (f) the goals and objectives of Geron’s ESG strategies and initiatives; and (g) other statements that are not historical facts. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (i) whether we are successful in commercializing RYTELO for the treatment of certain patients with lower-risk myelodysplastic syndromes (“LR-MDS”) with transfusion dependent anemia; (ii) whether the FDA and European Commission will approve imetelstat for other indications on the timelines expected, or at all; (iii) whether we overcome potential delays and other adverse impacts caused by enrollment, clinical, safety, efficacy, technical, scientific, intellectual property, manufacturing and regulatory challenges in order to have the financial resources for and meet expected timelines and planned milestones; (iv) whether regulatory authorities permit the further development of imetelstat on a timely basis, or at all, without any clinical holds; (v) whether RYTELO may cause, or have attributed to it, adverse events that could delay or prevent the commencement and/or completion of clinical trials, impact its regulatory approval, or limit its commercial potential; (vi) whether the IMpactMF Phase 3 trial for relapsed/refractory myelofibrosis (“R/R MF”), has a positive outcome and demonstrates safety and effectiveness to the satisfaction of the United States Food and Drug Administration (“FDA”) and international regulatory authorities, and whether our projected rates for enrollment and death events differ from actual rates, which may cause the interim and final analyses to occur later than anticipated; (vii) whether any future safety or efficacy results of RYTELO treatment cause its benefit-risk profile to become unacceptable; (viii) whether imetelstat actually demonstrates disease-modifying activity in patients and the ability to target the malignant stem and progenitor cells of the underlying disease; (ix) whether we meet our post-marketing requirements and commitments for RYTELO; (x) whether there are failures or delays in manufacturing or supplying sufficient quantities of RYTELO or other clinical trial materials that impact commercialization of RYTELO or the continuation of the IMpactMF trial and other trials; (xi) whether we are able to establish and maintain effective sales, marketing and distribution capabilities, obtain adequate coverage and third-party payor reimbursement, and achieve adequate acceptance in the marketplace; (xii) whether we are able to obtain and maintain the exclusivity terms and scopes provided by patent and patent term extensions, regulatory exclusivity, and have freedom to operate; (xiii) that we may be unable to successfully commercialize RYTELO due to competitive products, or otherwise; (xiv) that we may decide to partner and not to commercialize independently in Europe and in other international markets; (xv) whether we stay in compliance with and satisfy our obligations under our debt and synthetic royalty agreements; (xvi) the aspirational nature of Geron’s ESG strategies and initiatives, which are not guarantees or promises that such strategies and initiatives will be realized or will otherwise result in the anticipated benefits to Geron and/or its stakeholders; and (xvii) the impact of general economic, industry or political climate in the U.S. or internationally and the effects of macroeconomic conditions on our business and business prospects, financial condition and results of operations. In addition, the actual executive compensation program that we adopt in the future may differ materially from the current executive compensation program summarized in this Proxy Statement. Additional information on the above-stated risks and uncertainties and additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in our periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors,” including our Annual Report on Form 10-K for the year ended December 31, 2024 and in our future filings and reports. Undue reliance should not be placed on forward-looking statements, which speak only as of the date of this Proxy Statement and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, we disclaim any obligation to update these forward-looking statements to reflect future information, events or circumstances.

Geron Corporation	10	2025 Proxy Statement

MATTERS TO BE CONSIDERED AT THE 2025 ANNUAL MEETING

Proposal One
Election of Directors

Board Structure
Our Board currently consists of seven directors, six of whom are “independent,” as that term is defined by Nasdaq Rule 5602(a)(2), and one of whom is serving as an interim executive officer of the Company. Our bylaws provide for the classification of the Board into three classes with staggered terms of office so that one class of the Board is elected annually, and each class of directors stands for election every three years.
The term of the Class II directors, Dawn C. Bir and Elizabeth G. O’Farrell, will expire at the Annual Meeting.
Proxies may only be voted for the two Class II directors nominated for election at the Annual Meeting.
The Class III directors, Gaurav Aggarwal, M.D.; V. Bryan Lawlis, Ph.D.; and Susan Molineaux, Ph.D., have one year remaining on their terms of office. The Class I directors, John F. McDonald and Robert J. Spiegel, M.D., FACP have two years remaining on their terms of office.

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The following table provides summary information about each director nominee and directors who are serving terms that will continue following the Annual Meeting:

		Committee Memberships
Name and Principal Position	Independent	AC	CC	NG	Strategic	Other Public Boards
2025 Director Nominees
Dawn C. Bir	No(1)					1
Elizabeth G. O’Farrell	Yes	C, FE			M	2
Continuing Directors
Gaurav Aggarwal, M.D.	Yes		M		C	None
V. Bryan Lawlis, Ph.D.	Yes	M		C(2)		None
John F. McDonald	Yes	M			M	None
Susan M. Molineaux, Ph.D.	Yes		C	M		None
Robert J. Spiegel, M.D., FACP	Yes		M	M		3

(1)
Ms. Bir was appointed as our Interim President and Chief Executive Officer on March 10, 2025. Under applicable Nasdaq rules, Ms. Bir will not be considered independent for so long as she continues to serve as an interim officer of Geron.

(2)
Mr. Lawlis became the Chair of the Nominating and Corporate Governance Committee effective March 10, 2025, in connection with Ms. Bir’s appointment as our Interim President and Chief Executive Officer, and Dr. John A. Scarlett’s resignation from the Board and the end of his tenure as President and Chief Executive Officer of the Company.

AC: Audit Committee	C: Chair
CC: Compensation Committee	M: Member
NG: Nominating and Corporate Governance Committee	FE: Financial Expert
Strategic: Strategic Committee

Geron Corporation	12	2025 Proxy Statement

Nominees for Election to the Board of Directors
For a Three-Year Term Expiring at the 2028 Annual Meeting
The Board has selected two nominees for Class II directors: Dawn C. Bir and Elizabeth G. O’Farrell, both of whom were previously elected by stockholders.
Set forth below is a brief biography of each nominee for Class II director, the periods during which they have served as a director of Geron, and information furnished by them as to principal occupations and public company directorships held by them. The biographies below also include a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee and the Board to conclude, as of the date of this Proxy Statement, that each nominee for Class II director should continue to serve as a director. Each person nominated for election has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve or, if elected, will decline to serve. In the event that either of these nominees should become unavailable for election due to any presently unforeseen reason, proxies will be voted for a substitute as designated by the Board, or alternatively, the Board may leave a vacancy on the Board or reduce the size of the Board.
The Company believes it is beneficial for the Board to have expertise, skills, perspectives and experiences in areas that are relevant to our business and the needs of the Board. Accordingly, as part of the director search process, our Nominating and Corporate Governance Committee endeavors to consider qualified candidates with a broad range of personal and professional backgrounds, perspectives, skills, and experience, in each case who meet relevant business and search criteria set forth in our corporate governance guidelines. These criteria include the candidate’s reputation for personal and professional integrity, ethics and values, experience in corporate management, operations, finance and other areas relevant to the success of publicly traded companies, experience in the Company’s industry, and ability to exercise practical and mature business judgement and independent analytical inquiries in a manner that is beneficial to the success of the Company and the interests of its stockholders.

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Class II Directors (Term Expiring at the 2025 Annual Meeting)

Dawn C. Bir AGE: 54 DIRECTOR SINCE: 2019
Dawn C. Bir has served as a director of Geron since March 2019 and as our Interim President and Chief Executive Officer since March 2025. Ms. Bir also serves as a member of the board of directors of Soleno Therapeutics, Inc., a biopharmaceutical company developing novel therapeutics for the treatment of rare diseases, since August 2024. Previously, Ms. Bir served as the Chief Commercial Officer of Reata Pharmaceuticals, Inc., a biopharmaceutical company where she led marketing, market access, sales, and commercial operations, from September 2016 until Reata’s acquisition by Biogen, Inc. in September 2023. From February 2013 to September 2016, Ms. Bir served as Vice President of Sales with Pharmacyclics LLC, an AbbVie company, where she built and led their first hematology national sales organization, and was responsible for the launch of IMBRUVICA® in the United States and Puerto Rico. From October 2011 to February 2013, Ms. Bir served as Vice President of Sales & Marketing of SKY Pharmaceuticals Packaging, Inc. & Rx Pak, a unit within the U.S. pharmaceutical and specialty solutions division of McKesson Corporation, a global healthcare company, where she was responsible for two companies and revenue centers, and led multiple functions, including sales, marketing, contract management, project management and customer service. From 1996 to October 2011, Ms. Bir held several commercial and sales positions of increasing responsibility within Genentech, Inc., a member of the Roche Group, a global pharmaceutical company, and Bristol Myers Squibb Company, a global pharmaceutical company. Ms. Bir holds a B.S. in Biology from Binghamton University.

THE BOARD BELIEVES MS. BIR’S EXTENSIVE COMMERCIAL, SALES AND MARKETING EXPERTISE, INCLUDING WITH HEMATOLOGY-ONCOLOGY PRODUCTS, BROADENS THE BOARD’S ABILITY TO ADVISE ON, EVALUATE AND ANALYZE THE COMPANY’S COMMERCIALIZATION ACTIVITIES FOR RYTELO, ESPECIALLY IN THE UNITED STATES, AS WELL AS TO PROVIDE INSIGHTS INTO THE COMPETITIVE LANDSCAPE OF OTHER HEMATOLOGY-ONCOLOGY PRODUCTS. THIS KNOWLEDGE AND EXPERIENCE, TOGETHER WITH HER STRONG LEADERSHIP ABILITY AS AN EXECUTIVE IN THE HEALTHCARE INDUSTRY AND AS MANAGEMENT’S REPRESENTATIVE ON THE BOARD, QUALIFY MS. BIR TO BE ELECTED AS A DIRECTOR.

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Elizabeth G. O’Farrell AGE: 60 DIRECTOR SINCE: 2019
Elizabeth G. O’Farrell has served as a director of Geron since March 2019 and as Chair of the Board since March 2025 and, prior to that time, as Lead Independent Director since May 2023. Ms. O’Farrell also serves as a member of the boards of directors of LENSAR, Inc., a global medical technology company, since February 2021 and Genmab A/S, a global oncology company, since March 2022. Previously, she served as a member of the board of directors of Inhibikase Therapeutics, a pharmaceutical company focused on treatments of neurological infections and neurodegenerative diseases, from March 2019 to September 2022. Ms. O’Farrell also served as a board member of the YMCA of Greater Indianapolis from 2006 until 2017, including as its chairperson from 2014 to 2016. In December 2017, Ms. O’Farrell retired from a 24-year career with Eli Lilly and Company, a global pharmaceutical company, where she held several senior management positions in finance and corporate governance, most recently serving as Chief Procurement Officer and Head of Global Shared Services from January 2012 to December 2017. Prior to that position, she also served as Senior Vice President, Policy and Finance; Senior Vice President, Finance; Chief Financial Officer, Lilly USA; Chief Financial Officer, Lilly Canada; and General Auditor. Before joining Eli Lilly, Ms. O’Farrell was an accountant with Boise Cascade Office Products, and served as an auditor at Whipple & Company, a professional accountancy firm, and Price Waterhouse, an international public accounting firm. Ms. O’Farrell holds a B.S. in accounting with honors and an M.B.A. in management information systems, both from Indiana University.

MS. O’FARRELL’S SIGNIFICANT FINANCIAL, OPERATIONAL AND CORPORATE GOVERNANCE EXPERTISE STRENGTHENS THE BOARD’S COLLECTIVE KNOWLEDGE RELATED TO COMPLIANCE, FINANCIAL REPORTING AND INTERNAL CONTROLS. IN ADDITION, MS. O’FARRELL’S MANAGEMENT AND LEADERSHIP EXPERIENCE, GAINED THROUGH THE VARIOUS MANAGEMENT ROLES SHE HAS HELD, ALSO PROVIDES UNIQUE AND VALUABLE INSIGHTS TO THE BOARD REGARDING ORGANIZATIONAL DEVELOPMENT FOR A GROWING COMPANY, AS GERON CONTINUES TO ADVANCE AS A COMMERCIAL-STAGE COMPANY. THE BOARD BELIEVES MS. O’FARRELL’S KNOWLEDGE AND EXPERIENCE AS A SENIOR EXECUTIVE WITH A LONG TENURE AT A LARGE GLOBAL PHARMACEUTICAL COMPANY QUALIFY MS. O’FARRELL TO BE ELECTED AS A DIRECTOR.

VOTE
The Board of Directors unanimously recommends that stockholders vote FOR the election of both of the Class II director nominees named herein to the Board of Directors

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Members of the Board of Directors Continuing in office after the Annual Meeting
Set forth below is a brief biography of each continuing director composing the remainder of the Board with terms expiring as shown, including the periods during which they have served as a director of Geron, and information they have provided as to their principal occupations and public company directorships. The biographies below also include a discussion of the specific experience, qualifications, attributes or skills of each continuing director that led the Nominating and Corporate Governance Committee and the Board to conclude, as of the date of this Proxy Statement, that the applicable director should continue to serve as a director.
Class III Director Nominees (Term Expiring at the 2026 Annual Meeting)

V. Bryan Lawlis, Ph.D. AGE: 73 DIRECTOR SINCE: 2012
V. Bryan Lawlis, Ph.D. has served as a director of Geron since March 2012. Dr. Lawlis has served as an advisor to Convergent Ventures (formerly Phoenix Venture Partners), a venture capital firm, since October 2015. Previously, he served as a member of the boards of directors of BioMarin Pharmaceutical, Inc., a biopharmaceutical company specializing in rare genetic diseases, from June 2007 to May 2024; Aeglea BioTherapeutics, Inc., a biotechnology company specializing in human enzyme therapeutics for rare genetic diseases and cancer, from July 2018 to June 2023; Coherus BioSciences, Inc., a biologics platform company specializing in biosimilars, from May 2014 to May 2021; and Sutro Biopharma, Inc., a biologics platform company specializing in therapeutics for cancer and autoimmune disorders, from January 2004 to June 2019. Dr. Lawlis was the President and Chief Executive Officer of Itero Biopharmaceuticals LLC, a privately-held, early-stage biopharmaceutical company that he co-founded, from 2006 to 2011. Dr. Lawlis also held several senior management positions in the biopharmaceutical industry, including President and Chief Executive Officer of Aradigm Corporation, a specialty drug company focused on drug delivery technologies, and President and Chief Executive Officer of Covance Biotechnology Services, a contract biopharmaceutical manufacturing operation, which he co-founded. Dr. Lawlis holds a B.A. in microbiology from the University of Texas at Austin and a Ph.D. in biochemistry from Washington State University.

THE BOARD BELIEVES DR. LAWLIS’ EXTENSIVE EXPERIENCE IN MANUFACTURING BIOTECHNOLOGY AND OTHER PHARMACEUTICAL PRODUCTS, AS WELL AS HIS EXPERTISE IN THE RESEARCH AND DEVELOPMENT OF DRUG PRODUCTS AND IN THE MANAGEMENT AND CONDUCT OF CLINICAL TRIALS AND DRUG REGULATORY PROCESSES, QUALIFIES DR. LAWLIS TO SERVE AS A DIRECTOR.

Geron Corporation	16	2025 Proxy Statement

Susan M. Molineaux, Ph.D. AGE: 71 DIRECTOR SINCE: 2012
Susan M. Molineaux, Ph.D. has served as a director of Geron since September 2012. Dr. Molineaux currently serves as the Chief Executive Officer at Para Therapeutics, Inc., a position she has held since April 2023. Dr. Molineaux also serves as a member of the board of directors of Repare Therapeutics Inc., a clinical-stage precision oncology company, since June 2023. Prior to her role at Para Therapeutics, Inc., Dr. Molineaux was Chief Executive Officer, President, and a member of the board of directors of Calithera Biosciences, Inc., since co-founding the company in June 2010 until March 2023. Dr. Molineaux previously served as a member of the boards of directors of Cyteir Therapeutics, Inc., a clinical-stage DNA repair and synthetic lethality company, from December 2020 until May 2023, and Theravance Biopharma, Inc., a biopharmaceutical company, from April 2015 to April 2022. Before she co-founded Calithera Biosciences, Dr. Molineaux co-founded Proteolix, Inc., a privately-held oncology-oriented biopharmaceutical company, where she served as Chief Scientific Officer from December 2003 to December 2005, Chief Executive Officer from January 2006 to January 2009, and again as Chief Scientific Officer from February 2009 until Proteolix’s acquisition by Onyx Pharmaceuticals, Inc., a global oncology-oriented biopharmaceutical company, in November 2009. Previously, Dr. Molineaux held several senior management positions in the biopharmaceutical industry, including Vice President of Biology at Rigel Pharmaceuticals, Inc., a biopharmaceutical company focused on inflammatory and autoimmune diseases; Vice President of Biology at Praelux, Inc., a biopharmaceutical company; and Vice President of Drug Development at Praecis Pharmaceuticals, Inc., an oncology-focused biopharmaceutical company. Dr. Molineaux also serves as a Scientific Advisor to Lightstone Ventures, a private life sciences investment company, since September 2016. Dr. Molineaux holds a B.S. in biology from Smith College, a Ph.D. in molecular biology from Johns Hopkins University, and completed a postdoctoral fellowship at Columbia University.

THE BOARD BELIEVES DR. MOLINEAUX’S EXTENSIVE EXPERIENCE IN PHARMACEUTICAL AND ONCOLOGY DRUG DEVELOPMENT, HER EXPERTISE IN MANAGING AND CONDUCTING CLINICAL TRIALS, AS WELL AS HER KNOWLEDGE OF THE BIOTECHNOLOGY INDUSTRY AND BUSINESS, AND HEALTHCARE RELATED ISSUES, COMBINED WITH HER EXPERIENCE AS AN EXECUTIVE OFFICER AND DIRECTOR OF PUBLICLY TRADED BIOTECH AND PHARMACEUTICAL COMPANIES, PROVIDES GREAT VALUE TO THE BOARD AND CONTRIBUTES SIGNIFICANTLY TO DISCUSSIONS AND DECISION-MAKING, WHICH QUALIFIES HER TO SERVE AS A DIRECTOR.

Geron Corporation	17	2025 Proxy Statement

Gaurav Aggarwal, M.D. AGE: 52 DIRECTOR SINCE: 2023
Gaurav Aggarwal, M.D. has served as a director of Geron since November 2023. Dr. Aggarwal has been an investor in the life sciences sector for more than 20 years. He is currently a Managing Partner of a global investment firm, Vivo Capital LLC, which he rejoined in April 2024 after serving as a Managing Director from October 2016 to August 2023 and as Chief Investment Officer of its U.S. public investment fund from January 2021 to August 2023. Dr. Aggarwal previously served as the Chief Business Officer of Ocera Therapeutics, Inc., a publicly traded clinical stage company developing therapies for orphan liver conditions, from April 2014 through October 2016; as Managing Director of Investor Growth Capital from January 2013 through December 2013; and as a General Partner at Panorama Capital, L.P., a venture capital fund, from August 2006 through December 2012. Earlier in his career, Dr. Aggarwal was an associate with JPMorgan Partners, LLC, a private equity division of JPMorgan Chase & Co. Dr. Aggarwal has served on the board of Unicycive Therapeutics, Inc. since March 2023, and previously served on the Boards of Directors of Sierra Oncology, Inc. (acquired by GlaxoSmithKline plc), Hyperion Therapeutics, Inc. (acquired by Horizon Pharma plc), and on several privately held biopharmaceutical companies. Dr. Aggarwal received his B.S. in Agricultural Economics from Cornell University and his M.D. from Columbia University, College of Physicians & Surgeons.

THE BOARD BELIEVES DR. AGGARWAL’S EXTENSIVE EXPERIENCE AS AN INVESTOR IN THE LIFE SCIENCES SECTOR, AS WELL AS HIS EXPERIENCE WITH THE EVALUATION OF STRATEGIC DECISION MAKING FOR LIFE SCIENCES COMPANIES AS A MEMBER OF THE INVESTMENT COMMUNITY, PROVIDES GREAT VALUE TO THE BOARD AND CONTRIBUTES SIGNIFICANTLY TO DISCUSSIONS AND DECISION-MAKING, WHICH QUALIFIES HIM TO SERVE AS A DIRECTOR.

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Class I Directors (Term Expiring at the 2027 Annual Meeting)

John F. McDonald AGE: 64 DIRECTOR SINCE: 2022
John F. McDonald has served as a director of Geron since September 2022. Since October 2018, Mr. McDonald has served as Corporate Vice President, Global Head of Business Development and Mergers and Acquisitions, for Novo Nordisk A/S, a global pharmaceutical company, where he leads business development and merger and acquisition activities, investment strategies and participates in the creation of research, early development, and therapeutic pipeline diversification and augmentation strategies. From 2011 to 2018, Mr. McDonald was Vice President, Business Development, at Biogen Inc., a biopharmaceutical company, where he led business development and negotiated numerous strategic alliances, licenses and acquisitions. From 2006 to 2011, Mr. McDonald served as Managing Director at MPM Capital LP, an investment firm, where he served as the primary business development and asset strategy resource for multiple portfolio companies. Prior to 2006, Mr. McDonald held business development, corporate strategy, and legal roles of increasing responsibility at various biopharmaceutical companies, including at Millennium Pharmaceuticals Inc., a biotechnology company (now a Takeda Oncology Company, a pharmaceutical company), Genzyme Corp., a biopharmaceutical company (now part of Sanofi, a pharmaceutical company) and Genentech, Inc., a biopharmaceutical company (now a member of the Roche Group, a pharmaceutical company). In those roles, Mr. McDonald developed relationships with numerous academic institutions, as well as biotechnology and pharmaceutical companies of all stages. Mr. McDonald holds a J.D. from the University of California College of the Law, San Francisco and an M.B.A. and B.S. from the Haas School of Business, University of California, Berkeley.

THE BOARD BELIEVES MR. MCDONALD’S EXTENSIVE EXPERIENCE IN BUSINESS DEVELOPMENT RELATED TO PHARMACEUTICAL PRODUCTS, AS WELL AS HIS DEEP UNDERSTANDING OF CREATING STRATEGIC RELATIONSHIPS IN THE PHARMACEUTICAL INDUSTRY, QUALIFIES MR. MCDONALD TO SERVE AS A DIRECTOR.

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Robert J. Spiegel, M.D., FACP AGE: 73 DIRECTOR SINCE: 2010
Robert J. Spiegel, M.D., FACP, has served as a director of Geron since May 2010. Dr. Spiegel currently serves as an Associate Professor at the Weill Cornell Medical School, a Senior Advisor to Warburg Pincus, a private equity firm, and an advisor to the Israel Biotech Fund, a venture investment fund. He is also a member of the boards of directors of Ayala Pharmaceuticals, a clinical-stage oncology company, since December 2017, and RenovoRx, a clinical-stage oncology company, since April 2023. In the last five years, he has previously served as a director for Athenex, a biopharmaceutical company, from August 2020 to September 2023, and Cyclacel Pharmaceuticals, Inc., a biopharmaceutical company developing targeted medicines for cancer and other proliferative diseases, from September 2018 to January 2025. From March 2011 to April 2016, Dr. Spiegel served as Chief Medical Officer of PTC Therapeutics, Inc., a biopharmaceutical company focused on discovering and developing treatments for rare disorders. In 2009, after 26 years with the Schering-Plough Corporation (now Merck & Co.), a global healthcare company, Dr. Spiegel retired as Chief Medical Officer and Senior Vice President of the Schering-Plough Research Institute, the pharmaceutical research arm of the Schering-Plough Corporation. His career at Schering-Plough involved various positions, including Director of clinical research for oncology, Vice President of clinical research, and Senior Vice President of worldwide clinical research. Following a residency in internal medicine, Dr. Spiegel completed a fellowship in medical oncology at the National Cancer Institute, and from 1981 to 1999 he held academic positions at the National Cancer Institute and New York University Cancer Center. Dr. Spiegel holds a B.A. from Yale University and an M.D. from the University of Pennsylvania.

THE BOARD BELIEVES DR. SPIEGEL’S EXTENSIVE MEDICAL EXPERIENCE DEVELOPING ONCOLOGY PRODUCTS, HIS DEEP UNDERSTANDING OF PHARMACEUTICAL RESEARCH AND DEVELOPMENT, AND BROAD EXPERTISE IN GAINING REGULATORY APPROVAL FOR DRUG CANDIDATES, ENHANCES THE BOARD’S ABILITY TO CRITICALLY ASSESS THE PROGRESS AND POTENTIAL OF RYTELO, AND QUALIFIES DR. SPIEGEL TO SERVE AS A DIRECTOR.

Geron Corporation	20	2025 Proxy Statement

Board Leadership and Governance
We have an ongoing commitment to excellence in corporate governance and business practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our processes, policies and procedures in light of such developments. Key information regarding our corporate governance initiatives can be found on the Corporate Governance page under the Investors & Media section of our website at https://ir.geron.com, including our Corporate Governance Guidelines, Code of Conduct, Insider Trading Policy and the charters for our Audit, Compensation, Nominating and Corporate Governance, and Strategic committees. We believe that our corporate governance policies and practices, including the substantial percentage of independent directors on our Board and the leadership provided by our Chair of the Board, Ms. O’Farrell, empower our independent directors to effectively oversee our management and provide an effective and appropriately balanced board governance structure.
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines that set forth key principles to guide the operation of the Board and its committees in the exercise of their responsibilities to serve the interests of Geron and our stockholders. As stated in our Nominating and Corporate Governance Committee Charter, we believe it is beneficial for the Board to have expertise, skills, perspectives and experiences in areas that are relevant to the Company’s business and the needs of the Board from time to time. Accordingly, as part of the director search process, the Committee will endeavor to consider qualified candidates with a broad range of backgrounds, in each case who meet relevant business and search criteria beneficial to the Company and its stockholders.
As noted above, our Corporate Governance Guidelines are available on our website and will be made available in print to any stockholder who requests a copy. Please direct all requests to our Corporate Secretary, Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404.
Board Independence
In accordance with Nasdaq listing standards and our Corporate Governance Guidelines, a majority of the members of our Board must qualify as “independent” as defined by Nasdaq Rule 5605(a)(2). In keeping with these guidelines, a member of our Board may serve as a director of another company only to the extent such position does not conflict or interfere with such person’s service as a director of Geron. The Board consults with our legal counsel to ensure that the Board’s determinations regarding Board independence are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, our Board has determined affirmatively that each of Dr. Aggarwal, Dr. Lawlis, Dr. Molineaux, Ms. O'Farrell, Mr. McDonald and Dr. Spiegel are independent within the meaning of the Nasdaq listing standards. In connection with Ms. Bir’s appointment as our Interim President and Chief Executive Officer in March 2025, she will not be considered independent within the meaning of the Nasdaq listing standards for as long as she continues to serve as an interim executive officer of Geron.
There are no family relationships between any director and any member of our executive management team. There are no arrangements or agreements relating to compensation provided by a third party to any member of our Board, including current nominees for director, in connection with their candidacy or Board service to us.

Geron Corporation	21	2025 Proxy Statement

Board Leadership Structure
The Company’s Corporate Governance Guidelines provide that the Board shall periodically assess the Board’s leadership structure, including appointing a Chair of the Board. In the event the Chair appointed by the Board does not qualify as an independent director, the Board will appoint a Lead Independent Director. The Chair of the Board has the authority, among other things, to call and preside over all meetings of the Board, including executive sessions of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. If the Chair of the Board is not independent and a Lead Independent Director has been appointed, he or she shall preside at executive sessions of the independent directors, serve as a liaison between the Chair and the independent directors, advise the Chair regarding the impression of the independent directors as to the quality, quantity and timeliness of the flow of information from the Company that is necessary for the Board to effectively perform its duties, and bear such further responsibilities as the Board may recommend from time to time. The Board believes that this structure enables it to better fulfill its risk oversight responsibilities while maintaining the flexibility to change its leadership structure from time to time as appropriate based on the Board’s assessment of its leadership and the specific characteristics, circumstances or needs of the Company.
Previously, the Board determined it was appropriate to have a combined role of Chair and Chief Executive Officer, and Dr. Scarlett served as Chair of the Board and President and Chief Executive Officer from December 2018 until his resignation from the Board and the end of his tenure as President and Chief Executive Officer of the Company on March 10, 2025. At such time, Ms. O’Farrell, who was previously our Lead Independent Director, was appointed as Chair of our Board and Ms. Bir, who was previously an independent director, was appointed as Interim President and Chief Executive Officer. During Ms. O’Farrell’s tenure as Lead Independent Director, she facilitated Board interactions and information flow and provided a clear communication path for the non-employee directors to raise any issues or concerns that they had directly with the Lead Independent Director.
Since March 2025, the roles of Chair of the Board and Chief Executive Officer have been separate, with Ms. O’Farrell serving as Chair and Ms. Bir serving as Interim President and Chief Executive Officer. The Board believes this structure is most appropriate for the current needs and circumstances of the Company’s at this time by allowing our Interim President and Chief Executive Officer to focus on the day-to-day business of the Company, while allowing the Chair to lead the Board in its fundamental role of providing advice to and independent oversight of management.
Board Composition
As stated in our Nominating and Corporate Governance Committee Charter, the Company believes it is beneficial for our Board of Directors to have expertise, skills, perspectives and experiences in areas that are relevant to the Company’s business and the needs of the Board from time to time. Accordingly, as part of the director search process, the Committee will endeavor to consider qualified candidates with a broad range of backgrounds, in each case who meet relevant business and search criteria beneficial to the Company and its stockholders.
Effective March 10, 2025, our Board is comprised of three women and four men.
Board Meetings and Attendance
It is our policy to encourage directors to attend our annual meetings of stockholders.
All of our directors as of May 2024 attended our 2024 annual meeting of stockholders, which was conducted in a virtual meeting format. During the year ended December 31, 2024, the Board held eight meetings. Of these, five meetings were conducted by video conference and three meetings were conducted in-person. During the year ended December 31, 2024, each of our directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which the director served during the portion of the year for which they were a director or committee member.

Geron Corporation	22	2025 Proxy Statement

Board Committees
The Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and, commencing in February 2024, a Strategic Committee. Each of these committees operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A current copy of each committee’s charter is posted on the “Corporate Governance” section of the “Investors & Media” section of our website, which is located at https://ir.geron.com.
Below is a description of each committee of the Board. Each of the committees has authority to engage and determine the compensation for legal counsel or other experts or consultants, as it deems appropriate, to assist with fulfilling its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq and SEC rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgement with regard to Geron.
Audit Committee
The Audit Committee held five meetings for the year ended December 31, 2024, all of which were conducted by video conference. The Audit Committee’s responsibilities include:
•	appointing or terminating, approving the compensation of, and assessing the qualifications, performance and independence of our independent registered public accounting firm;
•	pre-approving audit and permissible non-audit services and the terms of such services to be provided by our independent registered public accounting firm;
•	reviewing the plan and scope of the annual audit of consolidated financial statements with the independent registered public accounting firm and members of management;
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reviewing and discussing with management and/or the independent registered public accounting firm, prior to public disclosure, our annual and quarterly consolidated financial statements and related disclosures in our Forms 10-K, Forms 10-Q, and earnings press releases, including critical accounting policies and practices used by us and information contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

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recommending to the Board, based upon the Audit Committee’s review and discussions with management and the independent registered public accounting firm, whether our audited consolidated financial statements shall be included in our Annual Report on Form 10-K;

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monitoring our internal control over financial reporting and disclosure controls and procedures and any significant changes in our internal controls, including reviewing management’s assessment and disclosures related to any significant changes, material weaknesses or significant deficiencies;

•	overseeing compliance with legal and regulatory requirements as they relate to our consolidated financial statements and accounting matters;
•	establishing policies and procedures for the receipt and retention of whistleblower complaints and concerns and overall compliance with our Code of Conduct;
•	overseeing our Insider Trading Compliance Program, including any material updates to such program, and receiving a report, at least once annually, from our Insider Trading Compliance Officer;
•	preparing the audit committee report required by the SEC to be included in our annual proxy statement;
•	reviewing and approving or ratifying any related party transactions;
•	overseeing financial and operational risk exposures and the actions management has taken to limit, monitor and control such exposures; and
•	reviewing risks relating to data privacy, technology and information security, including cyber-security, and back-up of information systems.

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The current members of the Audit Committee are Ms. O’Farrell, Dr. Lawlis and Mr. McDonald. Ms. O’Farrell chairs the Audit Committee. The Board has determined that all of the members of the Audit Committee are “independent” under relevant SEC and Nasdaq rules and are financially literate and that Ms. O’Farrell has accounting and financial management expertise that qualifies her as an “Audit Committee Financial Expert,” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. See more information about the Audit Committee in the section entitled “Audit Committee Report.”
Compensation Committee
The Compensation Committee held five meetings for the year ended December 31, 2024, three of which were conducted by videoconference, and two of which were conducted in-person. The charter of the Compensation Committee allows it to delegate responsibilities to a subcommittee of the Compensation Committee, but only to the extent consistent with our certificate of incorporation, bylaws and Nasdaq rules. The Compensation Committee’s responsibilities include:
•	establishing and overseeing our compensation philosophy and strategy;
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reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and other compensatory arrangements for our executive management team, including our Chief Executive Officer;

•	annually reviewing and recommending to the Board corporate goals and objectives relevant to the compensation of our executive management team, including our Chief Executive Officer;
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reviewing and approving, or making recommendations to the Board with respect to, the compensation of our executive management team, including our Chief Executive Officer, based upon an annual evaluation of each individual’s performance;

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overseeing and administering our cash and equity incentive plans, including establishing policies and procedures for the grant of equity-based awards and approving, or making recommendation to the full Board with respect to, the grant of such equity-based awards;

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appointing, compensating and overseeing the work of any compensation and benefits consultants, legal counsel or other experts or advisors retained by the Compensation Committee, including an independence assessment as outlined by Nasdaq rules;

•	reviewing and discussing with management our compensation discussion and analysis disclosure included in our annual proxy statement;
•	reviewing and making recommendations to our Board regarding non-employee director compensation and benefits;
•	reviewing and assessing the potential impact of our compensation practices on enterprise risk;
•	reviewing and managing our Incentive Compensation Recoupment Policy (the “Clawback Policy”), as well as the clawback provisions in our executive management employment agreements; and
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meeting, on approximately a quarterly basis, with our Chief People Officer to receive updates on and review our strategies, initiatives and programs with respect to our culture, talent recruitment, development, retention, and employee engagement.

The current members of the Compensation Committee are Dr. Aggarwal, Dr. Spiegel, and Dr. Molineaux. Dr. Molineaux was appointed as a member and Chair of the Compensation Committee effective September 1, 2024, at which time Dr. Spiegel stepped down from his responsibilities as Chair of the Compensation Committee. Ms. Bir was also a member of the Compensation Committee during the year ended December 31, 2024 and until March 10, 2025, at which time she stepped down as a member of the Compensation Committee in connection with her appointment as our Interim President and Chief Executive Officer. The Board has determined that all of the current members of the Compensation Committee are “independent” under relevant SEC and Nasdaq rules.

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For information on the Compensation Committee’s processes and procedures on the consideration and determination of executive compensation, see the sub-section entitled “Compensation Discussion and Analysis – Role of the Compensation Committee.” For information on the Compensation Committee’s processes and procedures with respect to non-employee director compensation matters, see the section entitled “Compensation of Directors.”
Compensation Committee Interlocks and Insider Participation
Drs. Aggarwal, Spiegel and Molineaux, and Ms. Bir, served on the Compensation Committee for the year ended December 31, 2024. In connection with her appointment as our Interim President and Chief Executive Officer, effective March 10, 2025, Ms. Bir stepped down as a member of the Compensation Committee. None of the current members of the Compensation Committee is a former or current officer or employee of Geron. None of our executive officers serves, or during the year ended December 31, 2024 served, as a member of a compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee held three meetings for the year ended December 31, 2024, one of which was conducted by videoconference, and two of which were conducted in-person. The Nominating and Corporate Governance Committee’s responsibilities include:
•	developing, reviewing and recommending to the Board a set of corporate governance guidelines and principles;
•	reviewing and assessing risks related to succession planning for the Board and our Chief Executive Officer;
•	providing oversight with respect to the Company’s responsible business and good corporate citizenship efforts;
•	creating and recommending to the Board criteria for Board and committee membership;
•	establishing procedures for identifying and evaluating individuals qualified to become members of the Board;
•	recommending to the Board the persons to be nominated for election or re-election as directors;
•
recommending to the Board whether to accept or reject a director resignation, or take other action, where a director fails to receive a majority vote as specified under our Corporate Governance Guidelines;

•	reviewing and recommending to the Board the functions, duties and compositions of the Board committees;
•	considering and selecting plans or programs for the continuing education of the Board;
•	considering and reporting to the Board any questions of possible conflicts of interest of Board members; and
•	assessing the performance of the Board, the Board committees and individual directors.
Specific qualifications and the process for recommending director candidates are provided in more detail under the sub-sections entitled “Director Nominees Recommended by Stockholders” and “Director Qualifications.” Pursuant to the Company’s Corporate Governance Guidelines, all directors are required to participate in continuing education related to corporate governance practices and other topics pertinent to the Company’s business every three years, and the Company is committed to providing educational opportunities for the Board through presentations by various speakers, including outside law firms, at regularly scheduled Board meetings. In addition, in 2024, the Company provided all members of the Board with paid membership and access to director education programs offered by the National Association of Corporate Directors.
The current members of the Nominating and Corporate Governance Committee are Drs. Lawlis, Molineaux, and Spiegel. During the year ended December 31, 2024, Drs. Molineaux and Lawlis, Ms. Bir and Dr. Spiegel (from September 1, 2024) served on the Nominating and Corporate Governance Committee. Ms. Bir was appointed as Chair of the Nominating and Corporate Governance Committee effective September 1, 2024, at which time Dr. Molineaux stepped down from her responsibilities as Chair and

Geron Corporation	25	2025 Proxy Statement

continued as a member of the Nominating and Corporate Governance Committee. In connection with her appointment as our Interim President and Chief Executive Officer, effective March 10, 2025, Ms. Bir stepped down as a member and Chair of the Nominating and Corporate Governance Committee and Dr. Lawlis was appointed as Chair. The Board has determined that all of the current members of the Nominating and Corporate Governance Committee, Drs. Lawlis, Molineaux, and Spiegel, are “independent” under relevant SEC and Nasdaq rules.
Strategic Committee
The Strategic Committee held six meetings for the year ended December 31, 2024, four of which were conducted by videoconference, and two of which were conducted in-person. The Strategic Committee’s responsibilities include:
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reviewing with the Chief Executive Officer and other management of the Company the long-range financial and strategic planning goals and objectives of the Company, and reviewing the allocations of corporate resources recommended by management, including the consistency of such activities and allocations with the long-range goals and objectives of the Company;

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reviewing periodically and assisting the Company’s management in the development of the Company’s business development strategic plans, and reviewing the progress and activities pursuant to such plans; and

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reviewing and evaluating specific strategic initiatives and transactions, including mergers, acquisitions, licenses, partnerships, joint ventures, investments, dispositions, financings, and similar strategic transactions, and the terms, risks and opportunities associated with any such initiatives.

Dr. Aggarwal, Ms. O’Farrell and Mr. McDonald are the current members of the Strategic Committee and served on the Strategic Committee for the year ended December 31, 2024. Dr. Aggarwal serves as Chair of the Strategic Committee.
Director Nominees Recommended by Stockholders
The Nominating and Corporate Governance Committee, to date, has not adopted a formal policy with regard to the consideration of director candidates recommended by stockholders and will consider director candidates recommended by stockholders on a case-by-case basis, as appropriate. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee should send written notice to the Nominating and Corporate Governance Committee Chair, Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404, within the time periods set forth under the subsection entitled “Stockholder Nominations and Proposals for 2026 Annual Meeting” under the section entitled “Other Matters.” Such notification should set forth all information relating to such nominee as is required to be disclosed in solicitations of proxies for elections of directors pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected, the name and address of such stockholder or beneficial owner on whose behalf the nomination is being made, the class and number of shares of the Company owned beneficially and of record by such stockholder or beneficial owner, and all information regarding the nominee that would be required to be included in the Company’s proxy statement by the rules of the SEC, including the nominee’s age, business experience for the past five years and any directorships held by the nominee during the past five years. The Nominating and Corporate Governance Committee does not intend to alter the procedure by which it evaluates candidates based on whether the candidate was recommended by a stockholder or not.

Geron Corporation	26	2025 Proxy Statement

Director Qualifications
The Nominating and Corporate Governance Committee believes that nominees for election to the Board must possess certain minimum qualifications and attributes. The nominee:
•	must meet the objective independence requirements set forth by the SEC and Nasdaq;
•	must exhibit strong personal integrity, character and ethics, and a commitment to ethical business and accounting practices;
•	must not be involved in on-going litigation with the Company or be employed by an entity which is engaged in such litigation; and
•	must not be the subject of any on-going criminal investigations, including investigations for fraud or financial misconduct.
In addition, the Nominating and Corporate Governance Committee may consider the following criteria, among others:
(i)
experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment;

(ii)	experience in our industry;
(iii)	experience as a board member of other publicly held companies;
(iv)	expertise in an area of our operations;
(v)	practical and mature business judgment, including the ability to make independent analytical inquiries; and
(vi)	diversity of personal background, perspective, skills, experience, and business and professional background relevant to the success of the Company.
In general, the Nominating and Corporate Governance Committee aspires for the Board to be comprised of individuals that represent a range of professional experiences and perspectives and who portray characteristics of diligence, commitment, mutual respect and professionalism with an emphasis on consensus building. The Board does not follow any ratio or formula to determine the appropriate mix. Rather, it uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to the high standards of board service at Geron. As stated in our Nominating and Corporate Governance Committee Charter and our Corporate Governance Guidelines, as part of the director search process, the Nominating and Corporate Governance Committee endeavors to consider qualified candidates who meet the relevant business and search criteria.
Directors are expected to rigorously prepare for, attend and participate in Board meetings and meetings of the committees of the Board on which they serve, to ask direct questions and require straight answers, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities and duties as directors. Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with the member’s service as an outstanding director.
Board’s Role in Risk Oversight
We are subject to a variety of risks, including those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024. Some risks may be readily perceived and even quantified, while others are unexpected or unforeseeable. Risks can be external or can arise as a result of our internal business or financial activities. Our Board, as a whole, is responsible for broad oversight of all existing and emerging enterprise risk (over the short-, mid- and long-term) and of management’s development and execution of mitigation strategies designed to address those risks. In this capacity, our Board has designated committees to assist in its oversight of particular key risks as described below. Oversight of additional matters of potential risk not delegated remain the responsibility of the full Board.

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While the Board and its committees oversee risk management, our senior management is responsible for identifying, assessing and mitigating risk on a day-to-day basis. Each committee of our Board meets regularly with key management personnel and, as desired by the applicable committee, outside advisors (including outside counsel, consultants and experts) to oversee risks associated with their respective principal areas of focus. In turn, each committee reports to the Board regularly, fostering awareness and communication of significant matters among all directors, and promoting a coordinated and cohesive approach to enterprise risk oversight. It is management’s responsibility to identify various risks facing the Company, bring the Board’s attention to material risks, and implement appropriate risk management policies and procedures to manage risk exposure on a day-to-day basis.
Specific risks being overseen by Board committees are as follows:
•
The Audit Committee oversees management of financial risks. In addition to fulfilling its responsibilities for the oversight of our financial reporting processes and annual audit of the Company’s consolidated financial statements, the Audit Committee also reviews with the Company’s independent registered public accounting firm and the Company’s management the adequacy and effectiveness of our policies and procedures to assess, monitor and manage fraud risk and our ethical compliance program. The Audit Committee takes appropriate actions to set the best practices and highest standards for quality financial reporting, sound business risk practices, including practices related to cyber-security, and ethical behavior.

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The Compensation Committee is responsible for overseeing the management of risks relating to our employment policies and compensation plans and arrangements. In connection with structuring the compensation program, the Compensation Committee, together with the Board, considers whether the elements of such program, individually or in the aggregate, encourage our executive management team and Company personnel to take unnecessary risks. For further information, see the sub-section entitled “Risk Assessment of Compensation Policies and Practices.”

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The Nominating and Corporate Governance Committee manages our corporate governance practices. The Nominating and Corporate Governance Committee also reviews risks associated with the independence of the Board, potential conflicts of interest and risks relating to management and Board succession planning.

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The Strategic Committee oversees, along with our Chief Executive Officer and other management of the Company, risks related to the long-range strategic objectives for the Company, as well as oversees our business development strategic planning, and also reviews and evaluates our specific strategic initiatives and transactions, including the terms, risks and opportunities relating to such initiatives and transactions.

Risk Assessment of Compensation Policies and Practices
The Compensation Committee maintains a pay for performance compensation philosophy, but also recognizes that providing certain types of compensation incentives may inadvertently motivate individuals to act in ways that could be detrimental to the Company in order to maximize individual compensation. To minimize such risk, the Compensation Committee annually evaluates our compensation philosophy generally as it relates to all employees, as well as individual compensation elements of base salary, annual performance-based bonuses, equity awards, severance and change in control benefits and other benefits to ensure each is evaluated against appropriate standards and that such incentives provide for the achievement of target goals that are balanced between short-term rewards and long-term enhancement of stockholder value.
The Compensation Committee believes the following elements of our executive compensation program mitigate the risks associated with our compensation practices:
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setting annual base salaries consistent with the responsibilities of our executive management team and access to market comparables to ensure that our executive management team is not motivated to take excessive risks to achieve a reasonable level of financial security;

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•
establishing corporate goals for our annual performance-based bonus program that are consistent with our annual operating and strategic plans and are designed to achieve a proper risk/reward balance without excessive risk taking;

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requiring, under our Clawback Policy, that any incentive compensation received by a former or current executive officer as a result of the Company’s attainment of a financial reporting measure, be returned to the Company in the event that the Company is required to make an accounting restatement due to material noncompliance with an accounting standard;

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requiring, through our employment agreements with executives, any member of the executive management team to forfeit his or her entire annual performance-based bonus if we determine that such individual has engaged in any misconduct intended to affect the payment of his or her annual performance-based bonus, or has otherwise engaged in any act or omission that would constitute cause for termination of his or her employment, as defined by his or her employment agreement;

•	having a mix of fixed and variable, annual and long-term and cash and equity compensation elements to encourage strategies and actions that balance short-term and long-term best interests;
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granting long-term equity incentive compensation primarily in the form of stock option awards and restricted stock units, which are typically subject to multi-year vesting based on continued services, the value of which depends on the performance of our Common Stock price, in order to align the interests of our employees with those of our stockholders over the longer-term and to encourage our executive management team to take a long-term view of our business, and from time to time granting performance-based stock option awards that only vest upon the attainment of specific strategic milestones;

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maintaining our Insider Trading Compliance Program, which prohibits transactions in the Company’s securities while any individual is in possession of material, non-public information relating to the Company’s securities and, for designated insiders, including all members of our executive management team and the Board, during regularly scheduled quarterly blackout periods;

•	absence of employment agreements or contracts that contain multi-year guarantees of salary increases, or non-performance-based bonuses or equity compensation;
•	emphasizing pay equity amongst our employees and with reference to external comparators; and
•
having available, to the Compensation Committee and the Board, the discretion to measure and calculate achievement of corporate goals and other corporate performance measures, which prevents the compensation program from being susceptible to manipulation by a single employee.

The Compensation Committee has reviewed our compensation policies and practices as they relate to all employees and has determined that such policies and practices do not present any risks that are reasonably likely to have a material adverse effect on Geron, and instead, encourage behaviors that support sustainable value generation.

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Other Corporate Governance Matters
Responsible Business and Corporate Citizenship Strategy
Our Board of Directors and management team believe that environmental stewardship, social responsibility and robust governance are important to our business strategy and drive the long-term growth of the business. Our responsible business and good corporate citizenship efforts are shaped by our values and aim to make a positive impact in the world through our people and our first approved medicine, RYTELO, which we are commercializing in the U.S. and preparing to commercialize in select countries in the European Union beginning in 2026. As we move forward, we plan to continue to focus on our impact beyond product development and commercialization, to support our communities and meet our responsibilities to society as a whole. Our key responsible business and corporate citizenship pillars include Healthier People, Human Capital and Governance.
Oversight. Our Nominating and Corporate Governance Committee oversees matters related to the Company’s responsible business and good corporate citizenship efforts and makes recommendations to the Board regarding governance matters. We also have a management committee consisting of employees from various business functions that meets as needed to develop and support our environmental, social and governance (“ESG”) initiatives across our business operations and provide updates to the Nominating and Corporate Governance Committee. Our Compensation Committee annually reviews each executive’s demonstration of our corporate values in connection with annual compensation decisions. In addition, our Compensation Committee meets approximately quarterly with our Chief People Officer to review our human capital management activities. Our Audit Committee is responsible for reviewing the adequacy and effectiveness of our information and cybersecurity policies and internal controls regarding information security, and meets periodically with the head of our information technology function to understand the information and cybersecurity risks we face. Each of the Committees reports on their activities to the Board, which maintains oversight on these key elements of our corporate governance.
Commitment to Purpose & Healthier People. The foundation of our business is to provide improved treatments for patients with hematologic malignancies. Currently, we are commercializing RYTELO for certain patients with lower-risk MDS. To enable access to RYTELO in the U.S., we have established a patient support program that offers many resources to support access and affordability for eligible RYTELO patients. In addition, we engage government and commercial payors and maintain prescriber resources intended to facilitate patient access to RYTELO. Imetelstat is also in late-stage development for patients with Intermediate-2 or High-Risk myelofibrosis who have relapsed after or are refractory to treatment with a janus associate kinase inhibitor, or JAK inhibitor, or relapsed/refractory MF. Our commitment to health does not stop with RYTELO. In 2024 we participated in MDS Foundation, Inc.’s #MoveforMDS walks in five cities across the country — New York, Los Angeles, Chicago, Nashville and Boston. We are committed to positively impacting our communities and society, and we demonstrate our commitment through our compassion for patients, service to the community and through our corporate values of Pioneering Pathways, Better Together, Always Authentic and Purpose Driven.

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Social Responsibility.
Corporate Values
Fostering and maintaining a strong, healthy culture is a key strategic focus.
Our corporate values are the foundational principles of our organization. These values reflect who we are and dictate the ways in which we interact, work and communicate, how we resolve conflicts and ultimately, how we strive to make Geron successful.

We encourage our employees to live out our core values and to discuss our core values with potential candidates looking to join our team. We believe that this is an important step in helping our culture stay strong and unique.
Human Capital Management
Our team of talented professionals is the foundation of our company and fuels our historical and prospective achievements for patients. We consider the intellectual capital of our employees to be an essential driver of our business and key to our future opportunities. As of December 31, 2024, we had 229 full-time employees, of which 142 were women and 87 were men. Twenty-two of our employees hold Ph.D. degrees and 90 hold other advanced degrees. Of this total workforce as of December 31, 2024, 96 employees were engaged in, or directly supported, our commercial, marketing, market access, and business insight and analytics activities; 82 were engaged in, or directly supported, our medical affairs, quality, regulatory, pharmacovigilance, biometrics, clinical science, and research and development activities; and 51 were engaged in, or directly supported, general and administrative activities, such as business development, legal, finance, human resources, information technology and administration. As of December 31, 2024, approximately 50% of our employees in managerial roles were women, and approximately 53% of our executive management, vice president and above, were women.
To succeed in our mission, we must attract, recruit, retain, develop and motivate qualified clinical, nonclinical, scientific, manufacturing, regulatory, management and other personnel needed to support our business and operations. As a biotechnology

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company with locations in the San Francisco Bay Area and northern New Jersey, and a significant employee presence in the Boston area, we operate in a highly competitive industry and geographies for employee talent. In 2024, we significantly expanded our employee base, growing our workforce by 103 employees, 74 of whom are part of our commercial team, who play a critical role in commercializing RYTELO.
We maintain a comprehensive dashboard of measurements, including recruitment productivity, employee engagement scores, total rewards benchmarking, participation rates and satisfaction scores for internal training, turnover rates and exit interview results, to guide our human capital management efforts.
To that end, we continue to invest resources and energy into being an employer of choice – attracting and engaging individuals who are innovative, curious, driven, diligent, collaborative and of the highest integrity and ethics. Some of our key efforts in this area and management of human capital generally are described here.
Compensation and Benefits
Our compensation philosophy is to provide pay and benefits that are competitive in the biotechnology and pharmaceutical industry where we compete for talent. We monitor our compensation programs closely and review them annually to provide what we consider to be a competitive mix of compensation and health, welfare and retirement benefits for all our employees. Our compensation package for all employees includes market-competitive base salaries, eligibility for annual performance bonuses and equity grants. All regular-status, full-time employees are eligible to participate in our comprehensive benefit program, which includes medical, dental, vision, life insurance, flexible spending accounts, short and long-term disability insurance, a 401(k) retirement savings plan with a matching employer contribution, and an employee stock purchase plan. We also provide regular-status, full-time employees with a generous time off program that includes vacation, sick, holiday, and paid leave for certain life events. All of our employees are eligible to receive one paid volunteer day each year.
Every year, we undertake a detailed review of our compensation by position and level and make adjustments necessary to ensure that we continue to provide competitive compensation. We publish pay ranges in all job postings for jobs as required by various states’ pay disclosure requirements.
Communication and Engagement
We believe that part of what sets us apart from other companies is our culture and, in particular, our focus on providing timely and transparent communications and creating a strong sense of belonging and inclusiveness. We engage in periodic in-office meetings and interactions, as well as in-office training and development opportunities, to encourage cross-functional team-building and collaboration. We hold special events with our employees focused on building rapport and strengthening employee relationships, and we conduct organizational and team-specific holiday events to promote connectivity among our employees. We share information with employees through quarterly all-hands meetings, monthly newsletters to employees, social media posts on our intranet and outward facing social media sites, such as LinkedIn, and regular employee chats with our Chief Executive Officer and other members of senior management. We survey our employees each year to measure their level of engagement, and our employee engagement scores have remained relatively steady over the past three years. These surveys provide rich feedback each year that helps us to continue to grow our culture and make Geron a great place to work.
Health, Wellness and Safety
In addition, we offer benefits that promote our employees’ whole health and wellness, including reimbursement for certain wellness costs, external support from our employee assistance programs and mental wellness services, which covers therapy and/or coaching for our employees and their dependents, including high school and college-aged children.

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Corporate Culture
Our vision is to create a workplace where we celebrate unique perspectives and all of our employees can thrive professionally and personally and feel like they can belong. During 2024, we furthered the development of our hybrid workforce program by providing a variety of virtual and in-person collaboration opportunities, such as leadership training and coaching resources. Since 2021, we have utilized a peer-centric employee recognition program to empower employees to champion our workplace culture and values, and promote direct praise to peers. In addition, we have implemented a reward program that enables managers to recognize employees who have demonstrated exceptional performance.
In addition, we pride ourselves on an open culture that respects co-workers, values employees’ health and well-being and fosters professional development. We support employee growth and development in a variety of ways, including with group training, individual mentoring and coaching, conference attendance and tuition reimbursement. Our management conducts annual employee engagement surveys and reports to our Board on human capital management topics, including corporate culture, employee development and retention, and compensation and benefits. Similarly, our Board regularly provides input on important decisions relating to these matters, including with respect to employee compensation and benefits, talent retention and development.
Corporate Governance
We are committed to excellence in corporate governance, risk management and business practices, and we frequently review our practices. We believe that good corporate governance promotes the long-term interests of our stockholders and strengthens our Board and management accountability. Highlights of our corporate governance practices include the following:
•	Stockholder Rights and Accountability
○
Although directors are elected by a plurality of votes cast, we maintain a director resignation policy that requires any director nominee who receives more withhold votes than for votes in an election to submit an offer of resignation for consideration by the Nominating and Corporate Governance Committee and thereafter, the Board determines whether or not to accept the director’s resignation.

•	Board Independence
○
All of our current directors and nominees for director are independent as that term is defined by Nasdaq Rule 5602(a)(2), other than Ms. Bir, who was appointed as our Interim President and Chief Executive Officer on March 10, 2025.

○
Our Audit Committee meets regularly, including meeting with the independent registered public accounting firm serving as our independent auditors, outside the presence of our executive management team.

○	100% of our Board committee members are independent.
○	Our Board and committees may engage outside advisors independently of management.
•	Board Practices
○	Members of the Board and each Board committee annually perform anonymous self-evaluations which are reviewed by the Nominating and Corporate Governance Committee.
○	Our full Board and individual Board committees provide risk oversight.
○	Our Board annually approves annual corporate budget spend, as well as reviews and approves individual purchases over a specified dollar threshold.

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•	Insider Trading Compliance
○
Our insider trading policy prohibits short sales, transactions in put or call options, hedging transactions, pledging our common stock as collateral for a loan or other inherently speculative transactions in our stock or engaging in margin activities.

○
Our insider trading policy prohibits “shadow trading” in the securities of any publicly traded company with respect to which an individual covered by our insider trading policy may, in the course of his or her relationship with Geron, learn of any confidential information that is material to such publicly traded company.

○
Our insider trading policy requires preclearance in writing of all transactions in Geron’s securities, even during an open trading window, with limited exceptions and, for designated insiders, including all members of our executive management team and the Board, prohibits trading during regularly scheduled quarterly blackout periods.

○
Our insider trading policy includes Rule 10b5-1 Trading Plan Guidelines that comply with SEC rules and require all directors and executive officers to adopt a 10b5-1 trading plan to govern all trades in Geron securities, with limited exceptions.

•	Robust Compensation-Setting Process
○	Our Compensation Committee utilizes an independent compensation consultant that reports directly to the Compensation Committee.
○
Employment agreements for each member of our executive management team, including our Named Executive Officers, contain clawback provisions, and we have adopted a Clawback Policy in compliance with Nasdaq rules that applies to our executive officers.

Environmental Impact. We endeavor to conduct our business in an environmentally sound manner. Although we do not own or operate any manufacturing facilities, our San Francisco Bay Area headquarters are located in a multi-tenant building that is energy efficient, and our office suites are environmentally friendly in their use of electricity, water and power. Travel to our San Francisco Bay Area and northern New Jersey offices is voluntary, and we have provided equipment and access tools to ensure our employees can be productive, as well as a monthly stipend to cover expenses related to working from home. Our increased use of technology has enabled our employees to lessen the need to print and distribute paper documents, reducing the environmental impact of our business, and resulting in far fewer employees driving to the office, thus taking cars off the road and reducing greenhouse gases.
Code of Conduct
We believe our Code of Conduct reflects current industry and public company best practices, and it sets forth guiding principles and policies related to (i) compliance with health care laws and regulations, (ii) product quality, pharmacovigilance and regulatory compliance, and (iii) privacy and information security policies. Our Code of Conduct is available in its entirety on the Corporate Governance page in the Investors & Media section of our website at http://ir.geron.com and to any stockholder otherwise requesting a copy. All our directors, employees and members of our executive management team, including our Chief Executive Officer and Chief Financial Officer, are required to adhere to the Code of Conduct in discharging their work-related responsibilities. Employees are required to report any conduct they believe in good faith to be an actual or apparent violation of the Code of Conduct. Amendments to the Code of Conduct, and any waivers from the Code of Conduct granted to our directors or members of our executive management team, will be made available through our website as they are adopted. Accordingly, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Conduct by posting such information on our website.
Insider Trading Policy
We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purpose. It is our policy to comply with applicable laws and regulations relating to

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insider trading when engaging in transactions in our securities. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended December 31, 2024 and is available on the Corporate Governance page in the Investors & Media section of our website at http://ir.geron.com. In addition, it is our intent to comply with applicable laws and regulations relating to insider trading.
Whistleblower Policy
In keeping with the Sarbanes-Oxley Act of 2002, the Audit Committee has established procedures for the receipt and handling of complaints received by us regarding accounting, internal accounting controls, auditing matters, questionable financial practices or violations of our Code of Conduct (“complaints”). Contact information for an external hotline that is maintained by an independent third party has been distributed to all employees and consultants to allow for the confidential, anonymous submission of complaints by our employees and consultants. Any complaints received by this hotline are reviewed by the Audit Committee, our Chief Compliance Officer, and our Chief Legal Officer.
Prohibitions on Derivative, Hedging, Monetization and Other Transactions
We maintain an insider trading compliance program that applies to all directors and employees, including members of our executive management team, and certain consultants and contractors, which prohibits certain transactions in our Common Stock, including short sales, puts, calls or other transactions involving derivative securities on an exchange or in any other organized market, hedging or monetization transactions, purchases of our Common Stock on margin or borrowing against an account in which our Common Stock is held, or pledging our Common Stock as collateral for a loan. Our Audit Committee oversees compliance with our insider trading compliance program, including approval of any material updates to the insider trading compliance program. Our Chief Legal Officer serves as our insider trading compliance officer and reports, at least once annually, to the Audit Committee on his monitoring of the insider trading compliance program. In addition, the Audit Committee meets with the insider trading compliance officer outside of the presence of any other member of the executive management team.
Communications with the Board
Stockholders wishing to communicate with the Board, or with a specific Board member, may do so by writing to the Board, or to the individual Board member, and delivering the communication in person or mailing it to: Board of Directors, c/o Corporate Secretary, Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404. Any such communication is promptly distributed to the director or directors named therein unless such communication is considered, either presumptively or in the reasonable judgment of the Company’s Corporate Secretary, to be improper for submission to the intended recipient or recipients. Examples of communications that would presumptively be deemed improper for submission include, without limitation, solicitations, communications that raise grievances that are personal to the sender, communications that relate to the pricing of the Company’s products, communications that do not relate directly or indirectly to the Company and communications that are frivolous in nature. From time to time, the Board may change the process by which stockholders may communicate with the Board or its members. Please refer to our website for any changes to this process.

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Compensation of Directors
The Compensation Committee determines non-employee director compensation, which the full Board reviews and approves upon recommendation from the Compensation Committee. When considering non-employee director compensation decisions, the Compensation Committee believes it is important to be informed as to current compensation practices of comparable publicly-held companies in the life sciences industry, especially to understand the demand and competitiveness for attracting and retaining an individual with each of the non-employee director’s specific expertise and experience. Our compensation arrangements for non-employee directors are set forth in our Non-Employee Director Compensation Policy (the “Director Compensation Policy”). The Director Compensation Policy outlines cash and equity compensation automatically payable to non-employee directors of the Board unless such non-employee director declines receipt of such cash or equity compensation by written notice to us.
Historically, the Compensation Committee has reviewed our non-employee director compensation relative to industry practices every other year. For 2024, our Compensation Committee engaged Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), an independent compensation consultant, to provide an analysis of our non-employee director compensation, including an analysis of compensation paid to non-employee directors by companies in our peer group, and an assessment of both the cash and equity compensation and an evaluation of the type of equity being awarded, to ensure alignment with market best practices. Upon recommendation of Aon, in February 2024, the Compensation Committee recommended, and the Board approved, effective as of January 1, 2024, the non-employee director compensation described below.
For further discussion of the defined peer group recommended by Aon, see “Compensation Discussion and Analysis – Use of Market Data and Peer Group Analysis.”

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Cash Compensation
The following table describes the annual cash compensation applicable to each role performed by non-employee directors as outlined in the Director Compensation Policy in effect for the year ended December 31, 2024 (“2024 fiscal year”):

Non-Employee Director Role	Base Retainer	Additional Retainer
Board member	$50,000	N/A
Chair of the Board	N/A	$40,000(1)
Lead Independent Director	N/A	$30,000
Audit Committee Chair(2)	N/A	$25,000
Compensation Committee Chair(2)	N/A	$15,000
Nominating and Corporate Governance Committee Chair(2)	N/A	$10,000
Strategic Committee Chair(2)	N/A	$15,000
Audit Committee member	N/A	$12,500
Compensation Committee member	N/A	$7,500
Nominating and Corporate Governance Committee member	N/A	$5,000
Strategic Committee member	N/A	$7,500

(1)	In his former role as Chair of the Board, Dr. Scarlett did not receive any compensation.
(2)	Committee Chair does not also receive additional Committee member compensation.
Under the Director Compensation Policy, annual non-employee director cash compensation is paid quarterly in arrears in cash, or, at each director’s election, in fully vested shares of our Common Stock. In 2024, such Common Stock was issued under the Directors’ Market Value Stock Purchase Plan (the “Directors Market Value Plan”), which the Board adopted in October 2018, based on the “market value” on the purchase date (which generally means the consolidated closing bid price per share of our Common Stock as reported by Nasdaq on the purchase date).
Additionally, under the Director Compensation Policy, non-employee directors are eligible to receive equity grants, as more fully described below under the sub-section entitled “Equity Compensation.” Non-employee directors also receive reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings of the Board.

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Director Compensation Table
The following table provides compensation information for the 2024 fiscal year for each non-employee director of the Board who served in such capacity during the 2024 fiscal year. Dr. Scarlett did not receive any compensation for his Board service. In connection with her appointment as our Interim President and Chief Executive Officer in March 2025, Ms. Bir no longer receives separate compensation for her service as a director.

Non-Employee Director	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Aggarwal, Gaurav	70,687	519,156	589,843
Bir, Dawn(3)	64,158	519,156	583,314
Lawlis, V. Bryan	67,500	519,156	586,656
McDonald, John	69,093	519,156	588,249
Molineaux, Susan	63,315	519,156	582,471
O'Farrell, Elizabeth	111,593	519,156	630,749
Spiegel, Robert	64,165(4)	519,156	583,321

(1)
Consists of the annual retainer fee for service as a member of the Board of Directors or any Board committee. For further information concerning such fees, see the sub-section above entitled “Cash Compensation.”

(2)
Amounts do not reflect dollar amounts actually received by our non-employee directors and instead, in accordance with SEC rules, represent the aggregate grant date fair value of stock option awards granted to our non-employee directors during the 2024 fiscal year, as calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). Refer to Note 10 of the consolidated financial statements in our Annual Report on Form 10-K for the 2024 fiscal year regarding assumptions underlying the valuation of stock option awards and the calculation method. For information regarding the aggregate number of stock option awards held by the non-employee directors of the Board as of December 31, 2024, see the sub-section entitled “Outstanding Equity Awards at Fiscal Year-End” below.

(3)	In connection with her appointment as our Interim President and Chief Executive Officer in March 2025, Ms. Bir no longer receives separate compensation for her service as a director.
(4)	Includes fees paid in stock in lieu of cash through the issuance of an aggregate 8,351 shares of Common Stock under the Directors Market Value Plan.
Equity Compensation
Terms of Awards
Pursuant to the Director Compensation Policy, each individual who first becomes a non-employee director receives an initial stock option grant and thereafter each non-employee director is eligible to receive stock option grants on an annual basis, and such stock options are currently granted pursuant to our 2018 Equity Incentive Plan. Subject to approval by stockholders of the amendments to the 2018 Equity Incentive Plan set forth in Proposal 2 at the 2025 Annual Meeting, commencing in 2025, the aggregate value of all compensation granted or paid to any non-employee director in any calendar year, including equity grants and cash fees, will not exceed (1) $750,000 in total value or (2) in the event such non-employee director is first appointed or elected to the Board during such calendar year, $1,000,000 in total value.

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The following describes the equity compensation arrangements as outlined in the Director Compensation Policy in effect for the 2024 fiscal year:
•
Initial Grant. Each individual who first becomes a non-employee director, whether by election by Geron’s stockholders or by appointment by the Board to fill a vacancy, automatically will be granted an option to purchase shares of Common Stock on the date such individual first becomes a non-employee director (the “Initial Grant”), which such Initial Grant covers 270,000 shares of Common Stock. The Initial Grant vests annually over three years upon each anniversary of the date of appointment to the Board, subject to the non-employee director’s continuous service through each applicable vesting date.

•
Annual Grant. On the date of each annual meeting of our stockholders, each non-employee director (other than any director receiving an Initial Grant on the date of such annual meeting) who is then serving as a non-employee director and who will continue as a non-employee director following the date of such annual meeting automatically will be granted an option to purchase shares of our Common Stock (the “Annual Grant”), which Annual Grant covers 180,000 shares of Common Stock. The Annual Grant vests in full on the earlier of (i) the date of the next annual meeting of our stockholders or (ii) the first anniversary of the date of grant, subject to the non-employee director’s continuous service through such applicable vesting date.

•
Exercise Price and Term of Options. The exercise price of all stock options granted under our 2018 Equity Incentive Plan is equal to the fair market value of a share of our Common Stock as determined under our 2018 Equity Incentive Plan. Stock options granted under our 2018 Equity Incentive Plan have a term of ten years from the date of grant, unless terminated earlier.

•
Exercise Period Post-Termination. The stock options granted to non-employee directors pursuant to our 2018 Equity Incentive Plan remain exercisable until the earlier of the original expiration date of the stock option or 36 months following the optionee’s termination of service as our non-employee director.

Effect of Certain Corporate and Termination Events
As set forth in each stock option agreement under our 2018 Equity Incentive Plan, the vesting for each Initial Grant and Annual Grant will accelerate in full in the event of a Change in Control of Geron (as defined in our 2018 Equity Incentive Plan and described below under the sub-section entitled “Potential Payments Upon Termination or Change in Control”). In addition, in the event a non-employee director experiences a termination of service as a result of such director’s total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”)) or death, the portion of each outstanding stock option held by such director that would have vested during the 36 months after the date of such director’s termination of service, will automatically vest.

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Stock Option Grants to Non-Employee Directors in 2024
The table below sets forth the following information with respect to each non-employee director of the Board who served in such capacity during the 2024 fiscal year: (i) stock options granted under our 2018 Equity Incentive Plan; and (ii) the grant date fair value of stock options granted. Dr. Scarlett did not receive any equity compensation for his Board service.

Non-Employee Director	Grant Date	Option Awards Granted During 2024 (#)	Grant Date Fair Value of Option Awards Granted During 2024 ($)(1)
Aggarwal, Gaurav	5/9/24	180,000(2)	519,156
Bir, Dawn(3)	5/9/24	180,000(2)	519,156
Lawlis, V. Bryan	5/9/24	180,000(2)	519,156
McDonald, John	5/9/24	180,000(2)	519,156
Molineaux, Susan	5/9/24	180,000(2)	519,156
O'Farrell, Elizabeth	5/9/24	180,000(2)	519,156
Spiegel, Robert	5/9/24	180,000(2)	519,156

(1)
Amounts do not reflect dollar amounts actually received by our non-employee directors and instead, in accordance with SEC rules, represent the grant date fair value of each stock option granted in the 2024 fiscal year calculated in accordance with FASB ASC Topic 718. Refer to Note 10 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024 regarding assumptions underlying the valuation of stock option awards and the calculation method.

(2)
Stock options vest on the earlier of: (i) the date of the next annual meeting or (ii) the first anniversary of the date of grant of such stock option, subject to the non-employee director’s continuous service to the Company through such applicable vesting date.

(3)	In connection with her appointment as our Interim President and Chief Executive Officer in March 2025, Ms. Bir no longer receives separate compensation for her service as a director.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth stock options outstanding for each non-employee director who served in such capacity during the 2024 fiscal year.

Non-Employee Director	Option Awards Outstanding as of December 31, 2024
Aggarwal, Gaurav	380,000
Bir, Dawn(1)	786,000
Lawlis, V. Bryan	871,000
McDonald, John	505,000
Molineaux, Susan	871,000
O'Farrell, Elizabeth	786,000
Spiegel, Robert	871,000

(1)	In connection with her appointment as our Interim President and Chief Executive Officer in March 2025, Ms. Bir no longer receives separate compensation for her service as a director.

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Proposal Two
Approval of an Amendment to our 2018 Equity Incentive Plan

We are asking our stockholders to approve an amendment and restatement to our 2018 Equity Incentive Plan (the “2018 Plan”) at the Annual Meeting to, among other items: increase the number of shares issuable under the 2018 Plan by 20,000,000 shares of our Common Stock, which also includes a corresponding increase in the number of shares of our Common Stock available for issuance under the 2018 Plan pursuant to the exercise of incentive stock options (such increases, together, the “Share Increase.”) We refer to the amendment and restatement of our 2018 Plan in this Proposal Two as the “Amended 2018 Plan,” attached hereto as Appendix A.
A description of the material terms of the Amended 2018 Plan are summarized below. The key differences between the terms of the 2018 Plan and Amended 2018 Plan are as follows:
•
Increase Share Reserve. Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our Common Stock that may be issued under the Amended 2018 Plan will not exceed 105,455,419 shares, which is an increase of 20,000,000 shares over the current aggregate number of shares of that may be issued under the 2018 Plan.

•
Increase ISO Limit. Subject to adjustment for certain changes in our capitalization, the maximum number of shares of our Common Stock that may be issued upon exercise of incentive stock options (“ISOs”) under the Amended 2018 Plan will be 210,910,838, which is an increase of 39,910,838 shares over the current maximum under the 2018 Plan.

•
Add Non-Employee Director Compensation Limit. Under our Amended 2018 Plan, the aggregate value of all compensation granted to an individual for service as a non-employee director in any calendar year, including the value of equity awards granted and cash fees, will not exceed (1) $750,000 in total value or (2) $1,000,000 for directors who are first-time appointees in such calendar year (the “Non-Employee Director Compensation Limit”).

•
Revise Delegation Authority. Under the Amended 2018 Plan, the Board or a committee of the Board may delegate to one or more persons or bodies the authority to (i) designate recipients (other than to executive officers) of awards, provided that no person or body with delegated authority may grant an award to themself; (ii) determine the number of shares of Common Stock subject to an award; and (iii) determine the terms of awards.

In March 2025, the Board approved the Amended 2018 Plan and, subject to approval of the Amended 2018 Plan from stockholders at this Annual Meeting, the Amended 2018 Plan will ensure that we can continue to grant stock options in order to provide long-term incentives to current and future employees, non-employee directors and consultants. Our continued ability to offer equity awards under the 2018 Plan is critical to our ability to attract, motivate and retain qualified employees, non-employee directors and consultants, particularly as we continue to commercialize RYTELO and in light of the highly competitive market for talent in which we operate.

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Shares Available for Future Awards
The Board believes that additional shares are necessary to meet our anticipated equity compensation needs. The proposed increase is expected to last approximately one year, although the actual duration may vary based on changes in factors such as stock price fluctuation, estimated headcount, and projected stock option and RSU cancellations in 2025. This estimate is based on a forecast that takes into account our anticipated rate of growth in hiring, required stock option grants under the Director Compensation Policy, and our historical forfeiture rates.
The 2018 Plan was initially adopted by the Board in March 2018 and approved by our stockholders in May 2018.
Upon adoption, the 2018 Plan had an initial new share reserve of 10,000,000 shares of Common Stock. The aggregate number of shares of our Common Stock that may be issued under the 2018 Plan also included, as of the effective date of the 2018 Plan: (i) 2,895,419 unallocated shares that were remaining available for the grant of awards under our 2011 Equity Incentive Plan (the “2011 Plan”) as of the effective date of the 2018 Plan in May 2018; and (ii) certain shares subject to outstanding awards granted under the 2011 Plan and our 1992 Stock Option Plan, our 1996 Directors’ Stock Option Plan and our Amended and Restated 2002 Equity Incentive Plan (together, the “Prior Plans”) that may become available for grant under the 2018 Plan as such shares become available from time to time (as further described below under “Summary of the Amended 2018 Plan – Authorized Shares”).
In June 2020, May 2021, May 2022 and May 2023, our stockholders approved amendments to the 2018 Plan to increase the share reserve by 5,700,000 shares, 12,500,000 shares, 11,000,000 and 43,360,000 shares, respectively. As of March 1, 2025, only 18,780,994 shares remained available for grant under the 2018 Plan (plus the Prior Plans’ Returning Shares (as defined and further described below under “Summary of the Amended 2018 Plan – Authorized Shares”) as such shares become available from time to time).
Why We are Asking our Stockholders to Approve the Amended 2018 Plan
Equity Awards Are a Key Component of Our Compensation Philosophy
Our Board believes that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate key personnel, non-employee directors and consultants because of the strong competition for highly trained and experienced individuals among biotechnology companies. In addition, because of the highly regulated and complex industry that we operate in, our success depends on our ability to attract and retain individuals with deep experience in our industry. Without such key personnel, non-employee directors and consultants, we might not achieve our development and commercialization plans. Therefore, the Board believes that the Amended 2018 Plan providing for the Share Increase and the Non-Employee Director Compensation Limit is in the best interests of the Company and its stockholders and recommends a vote in favor of this Proposal 2.
Approval of the Amended 2018 Plan by our stockholders will allow us to continue to attract and retain highly trained and experienced individuals who are critical to our success, through the grant of equity awards at levels determined appropriate by our Board or Compensation Committee. The Amended 2018 Plan will also allow us to utilize equity awards as long-term incentives to secure and retain the services of current and future employees, non-employee directors and consultants, consistent with our compensation philosophy and common compensation practice for companies in the biotechnology industry. To date, we have relied significantly on equity awards in the form of stock option grants to attract and retain key employees, non-employee directors and consultants, all of whom are critical to our success. We believe the use of stock option grants strongly aligns the interests of our employees with those of our stockholders by placing a considerable proportion of our employees’ total compensation “at risk” because their compensation, in the form of stock options, is contingent on the appreciation in value of our Common Stock. In addition, we believe stock option grants encourage employee ownership in the Company and promote retention through the reward of long-term value accretion.

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Why You Should Vote to Approve the Amended 2018 Plan
The 2018 Plan Requires Additional Shares to Meet our Forecasted Equity Needs
We operate in a highly competitive industry and geographies for employee talent and do not expect required rates of compensation to decline. One alternative to using equity awards would be to significantly increase cash compensation. We do not believe this would be in our best interests or the best interests of our stockholders, because it would significantly impact our financial resources to continue to commercialize and develop RYTELO (imetelstat). As a biopharmaceutical company with locations in the San Francisco Bay Area and northern New Jersey and a significant employee presence in the Boston area, we believe that a combination of equity and cash compensation is more appropriate and preferable and meets the expected regional recruiting standards needed to enable us to attract, retain and motivate employees. Any significant increase in cash compensation in lieu of equity awards would reduce the cash otherwise available for us to meet our current operating plans, including the commercialization of RYTELO and continued development of imetelstat for additional indications. Furthermore, we do not believe a cash-oriented compensation program would provide the same value to us or our stockholders with respect to long-term employee retention or serve to align employees’ interests with those of our stockholders, in comparison to a program that includes equity awards.
As described above, the 2018 Plan had 18,780,994 shares remaining available for grant as of March 1, 2025 (plus the Prior Plans’ Returning Shares (as defined and further described below under “Summary of the Amended 2018 Plan – Authorized Shares”) as such shares become available from time to time). Subject to adjustment for certain changes in our capitalization, if this Proposal 2 is approved by our stockholders, then under the 2018 Plan, we will have 20,000,000 new shares available for grant after our Annual Meeting for a total of approximately 38,780,994 shares available for grant after our Annual Meeting (based on shares available under the 2018 Plan as of March 1, 2025) (plus the Prior Plans’ Returning Shares (as defined and further described below under “Summary of the Amended 2018 Plan – Authorized Shares”) as such shares become available from time to time).
In addition, our 2018 Inducement Award Plan (the “Inducement Plan”) allows us to grant non-statutory stock options to new employees as a material inducement to their joining the Company. Such grants to new employees assist us in meeting a portion of our equity compensation needs, but only with respect to a limited group. To meet our growing hiring needs, the Compensation Committee approved increases to the Inducement Plan share reserve of 5,000,000 shares, 1,300,000 shares, 800,000 shares, 5,000,000 shares, 1,000,000 shares, 5,000,000 shares, 13,900,000 shares and 5,300,000 shares in January 2019, February 2020, February 2021, May 2021, February 2022, July 2022, June 2023 and January 2025, respectively. We expect to hire additional employees as we continue to commercialize RYTELO, including highly trained individuals with experience in commercial functions, such as sales, marketing and analytics. As of March 1, 2025, 6,699,559 shares remained available for grant under the Inducement Plan.
We currently intend to reserve the additional shares being requested under this Proposal 2 for issuance under our Amended 2018 Plan to meet our estimated near-term equity compensation needs for our current and future employees, non-employee directors and consultants. This estimate reflects our increased headcount of approximately 220 employees as of March 1, 2025 as a result of growing our workforce by approximately 100 employees in 2024 to support the commercialization of RYTELO in the United States, and preparation for potential commercialization in the European Union.
The Size of Our Share Reserve Increase Request is Reasonable
If this Proposal 2 is approved by our stockholders, then subject to adjustment for certain changes in our capitalization, we will have 20,000,000 new shares available for grant under the Amended 2018 Plan after the Annual Meeting.
We Carefully Manage the Use of Equity Awards, and the Size of our Share Reserve is Reasonable
Our compensation philosophy reflects broad-based eligibility for equity awards, and we grant stock options to all of our employees and non-employee directors. However, we recognize that stock options dilute existing stockholders, and, therefore, we responsibly manage the growth of our equity compensation program. Since January 2025, we have been granting our employees a mix of restricted share units

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(“RSUs”) and stock options in order to reduce the dilutive effect of our equity compensation program, with the number of RSUs granted equal to one-half of the amount of stock options that each employee would have been granted. For our annual equity awards in February 2025, members of our executive management team were granted a ratio of 75% options and 25% RSUs, while all of our other employees were granted a ratio of 50% options and 50% RSUs. We are committed to effectively monitoring the share reserves for our equity plans, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of stock options and RSUs necessary to attract, reward, and retain employees, non-employee directors and consultants. Despite the fact that many of our stock options have exercise prices greater than the closing price of our Common Stock as reported by the Nasdaq Global Select Market in 2024, we have not repriced any stock options, and the current burn rate and stock options outstanding reflects the recent growth of the number of employees at the Company as we commercialize RYTELO, as well as key changes to our leadership team in 2024, including hiring a new Chief Commercial Officer and our Executive Vice President, Research and Development, each of whom we would not have been able to recruit without market-competitive equity-based incentives. In 2024, 2023, and 2022, we recruited highly qualified and experienced professionals to drive each development function, including commercial, medical affairs, and market access to support the commercialization of RYTELO, as well as functions such as clinical operations, regulatory affairs, clinical science, biometrics and data management, manufacturing, quality, translational research, program management, to support the commercialization and continued development of RYTELO.
The table below show our historical overhang under the current 2018 Plan and our other equity plans.
Equity Awards Outstanding and Overhang

As of March 1, 2025
2018 Plan Information
Total number of shares of Common Stock subject to outstanding stock options	52,914,412
Weighted-average exercise price of outstanding stock options	$2.18
Weighted-average remaining term of outstanding stock options	7.8 years
Total number of shares of Common Stock subject to outstanding full value awards(1)	4,394,975
Total number of shares of Common Stock available for grant	18,780,994
Plan Information for Other Equity Plans(2)
Total number of shares of Common Stock subject to outstanding stock options(3)	31,554,818
Weighted-average exercise price of outstanding stock options	$2.87
Weighted-average remaining term of outstanding stock options	6.7 years
Total number of shares of Common Stock subject to outstanding full value awards(4)	239,000
Total number of shares of Common Stock available for grant(5)	7,828,829
Total number of shares of Common Stock outstanding	636,904,470
Per-share closing price of Common Stock as reported on the Nasdaq Global Select Market	$1.76

(1)
Reflects RSUs granted under the 2018 Plan. Each RSU granted on or after May 31, 2023 under the 2018 Plan counts as 1.3 shares of Common Stock for purposes of calculating share utilization under the 2018 Plan.

(2)	Our other equity plans consist of our Inducement Plan, the 2014 Employee Stock Purchase Plan and the Directors’ Market Value Purchase Plan.
(3)	Reflects outstanding stock options under the Inducement Plan and the Directors’ Market Value Purchase Plan.

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(4)	Reflects RSUs granted under the Inducement Plan. Each RSU granted under the Inducement Plan counts as one share of Common Stock for purposes of calculating share utilization under the Inducement Plan.
(5)
Reflects 6,699,559 shares available under the Inducement Plan, 258,366 shares available under the 2014 Employee Stock Purchase Plan and 870,904 shares available under the Directors’ Market Value Purchase Plan.

Burn Rate
Our “burn rate” measures how quickly we use shares and is calculated by dividing (a) the number of shares subject to equity-based awards granted in a fiscal year, by (b) the weighted average number of shares of Common Stock outstanding for that year. The following table provides information regarding our burn rate during the 2024 fiscal year.

For the Year Ended December 31, 2024(1)
Total number of shares of Common Stock subject to stock options granted	29,603,740(2)
Total number of shares of Common Stock subject to full value awards granted	—
Weighted-average number of shares of Common Stock outstanding	646,033,247
Burn rate	4.58%

(1)
Calculation based on grants of equity awards under the 2018 Plan and the Inducement Plan. Does not include shares issued under the Directors’ Market Value Purchase Plan or the 2014 Employee Stock Purchase Plan.

(2)	Includes 300,000 shares underlying stock options granted with vesting conditioned upon the achievement of certain performance milestones.
The Amended 2018 Plan Incorporates Good Compensation and Governance Practices
The Amended 2018 Plan includes many provisions designed to protect our stockholders’ interests and to reflect corporate governance best practices.
•
Administration by the Board or an independent committee of the Board. The Amended 2018 Plan is administered by our Board, which may delegate authority to administer the Amended 2018 Plan to an independent Board committee. The Board has delegated authority to administer the Amended 2018 Plan to the Compensation Committee, which consists of three “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board retains the authority to concurrently administer the Amended 2018 Plan and may, at any time, revest in the Board some or all of the powers previously delegated to the Compensation Committee or any other committee.

•
Repricing is not allowed without stockholder approval. The Amended 2018 Plan prohibits the repricing of outstanding stock options and stock appreciation rights, and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our Common Stock in exchange for cash or other stock awards under the Amended 2018 Plan, without prior stockholder approval.

•
Stockholder approval is required for additional shares or any material amendment. The Amended 2018 Plan does not contain an annual “evergreen” provision. The Amended 2018 Plan authorizes a fixed number of shares, so that stockholder approval is required to reserve any additional shares, allowing our stockholders to have direct input on our equity compensation program. Consistent with Nasdaq rules, the Amended 2018 Plan requires stockholder approval of any material revisions to the Amended 2018 Plan. In addition, certain other amendments to the Amended 2018 Plan require stockholder approval.

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•
Awards subject to forfeiture/clawback. Awards granted under the Amended 2018 Plan are subject to recoupment in accordance with any clawback provisions in a participant’s employment agreement or other agreement with the Company, or our Clawback Policy, which was adopted by our Compensation Committee in November 2023 in compliance with the requirements of the SEC and the listing standards of the Nasdaq Stock Market. In addition, we may impose other clawback, recovery or recoupment provisions in a stock award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

•
No liberal change in control definition. The change in control definition in the Amended 2018 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2018 Plan to be triggered.

•
No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the Amended 2018 Plan must have an exercise or strike price equal to or greater than the fair market value of our Common Stock on the date the stock option or stock appreciation right is granted.

•
No liberal share counting or recycling of appreciation awards. The following shares are not available again for issuance under the Amended 2018 Plan: (i) shares underlying stock options or stock appreciation rights that are reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of a stock award; (ii) shares underlying stock options or stock appreciation rights that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock award; and (iii) any shares repurchased by us on the open market with the proceeds of the exercise or purchase price of a stock option or a stock appreciation right.

•
Fungible share counting. The number of shares of our Common Stock available for issuance under the Amended 2018 Plan are reduced by (i) 1.0 share for each share issued pursuant to stock options or stock appreciation rights granted under the Amended 2018 Plan and (ii) 1.3 shares for each share issued pursuant to a Full Value Award granted under the Amended 2018 Plan. As part of such fungible share counting structure, the number of shares of our Common Stock available for issuance under the Amended 2018 Plan will be increased by (i) 1.0 share for each share that becomes available again for issuance under the terms of the 2018 Plan subject to a stock option or stock appreciation right award and (ii) 1.3 shares for each share that becomes available again for issuance under the terms of the Amended 2018 Plan subject to a Full Value Award.

•
Termination of stock options and stock appreciation rights on a participant’s termination for cause. If a participant’s service is terminated for cause, which is defined under the Amended 2018 Plan as (i) the participant’s conviction of any crime involving fraud, dishonesty or moral turpitude; (ii) the participant’s attempted commission of or participation in a fraud or act of dishonesty against the Company resulting in material harm to the business of the Company; (iii) the participant’s intentional, material violation of any contract or agreement with the Company, or any statutory duty the participant owes to the Company; or (iv) the participant’s conduct that constitutes gross misconduct, insubordination, incompetence or habitual neglect of duties and that results in material harm to the business of the Company, the participant’s stock options and stock appreciation rights terminate immediately, and the participant is prohibited from exercising his or her stock options and stock appreciation rights.

•
Restrictions on dividends. The Amended 2018 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any shares of our Common Stock subject to a stock award before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable stock award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.

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•
Non-Employee Director Compensation Limit. Subject to approval by stockholders of the Amended 2018 Plan set forth in this Proposal 2 at the 2025 Annual Meeting, the aggregate value of all compensation granted or paid to any non-employee director in any calendar year, including equity grants and cash fees, will not exceed (1) $750,000 in total value or (2) in the event such non-employee director is first appointed or elected to the Board during such calendar year, $1,000,000 in total value.

Summary of the Amended 2018 Plan
The following is a summary of the principal features of the Amended 2018 Plan, together with the applicable tax implications with respect to the Amended 2018 Plan. The summary is qualified by reference to the full text of the Amended 2018 Plan, which is attached as Appendix A to this Proxy Statement.
General
The Amended 2018 Plan provides for grants to employees of our Company and any parent or subsidiary of our Company (including officers and employee directors) of “incentive stock options” within the meaning of Section 422 of the Code, and for grants of non-qualified stock options and stock purchase rights to employees (including officers and employee directors) and consultants (including non-employee directors) of our Company or any parent or subsidiary of our Company. See “Federal Income Tax Aspects” below for information concerning the tax treatment of incentive stock options, non-qualified stock options and stock purchase rights.
The Amended 2018 Plan is not a qualified retirement plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.
Purpose
The Amended 2018 Plan is designed to secure and retain the services of our employees, non-employee directors and consultants, provide incentives for our employees, non-employee directors and consultants to exert maximum efforts for the success of our Company and our affiliates, and provide a means by which our employees, non-employee directors and consultants may be given an opportunity to benefit from increases in the value of our Common Stock. The Amended 2018 Plan is also designed to align employees’ interests with stockholder interests.
Administration
The Amended 2018 Plan is administered by our Board, which may in turn delegate authority to administer the Amended 2018 Plan to a committee of non-employee directors. The Board has delegated authority to administer the Amended 2018 Plan to the Compensation Committee of the Board. Our Board may, at any time, revest in itself some or all of the power delegated to such a committee. The Board and any committee of non-employee directors to whom the Board may delegate authority to administer the Amended 2018 Plan are each considered to be a Plan Administrator for purposes of this Proposal 2. Subject to the terms of the Amended 2018 Plan, the Plan Administrator may determine the recipients, the types of stock awards to be granted, the number of shares of our Common Stock subject to or the cash value of stock awards, and the terms and conditions of stock awards granted under the Amended 2018 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of stock awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the Amended 2018 Plan.

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The Plan Administrator may also delegate to one or more persons the authority to designate employees who are not executive officers to be recipients of certain stock awards and the number of shares of our Common Stock subject to such stock awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our Common Stock that may be subject to the stock awards granted by such executive officer. The executive officer may not grant a stock award to himself or herself.
Eligibility
Employees, non-employee directors, and consultants are eligible to participate in the Amended 2018 Plan. As of March 31, 2025, all of our approximately 220 employees (including 6 executive officers), 6 non-employee directors (including currently serving and nominee non-employee directors) and approximately 102 consultants are currently eligible to participate in the 2018 Plan and may receive all types of stock awards other than incentive stock options, under the Amended 2018 Plan. Incentive stock options may be granted under the Amended 2018 Plan only to our employees, including our members of our executive management team.
Authorized Shares
Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our Common Stock that may be issued under the Amended 2018 Plan (the “Share Reserve”), if this Proposal 2 is approved by our stockholders, will not exceed 105,455,419 shares, which is the sum of: (i) 2,895,419 shares (which is the number of unallocated shares that remained available for the grant of new stock awards under the 2011 Plan as of the effective date of the 2018 Plan), (ii) 10,000,000 shares (which is the number of new shares that were reserved as of the effective date of the 2018 Plan), (iii) the 5,700,000 shares approved by our stockholders in June 2020, (iv) the 12,500,000 shares approved by our stockholders in May 2021, (v) the 11,000,000 shares approved by our stockholders in May 2022, (vi) the 43,360,000 approved by our stockholders in May 2023, and (vii) the 20,000,000 newly-requested shares that are the subject of this Proposal 2, and (vii) any Prior Plans’ Returning Shares (as defined below), as such shares become available from time to time.
The “Prior Plans’ Returning Shares” are shares subject to outstanding stock awards granted under the Prior Plans that, from and after the effective date of the Amended 2018 Plan, (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited, cancelled or otherwise returned to us because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) other than with respect to outstanding stock options and stock appreciation rights granted under the Prior Plans with an exercise or strike price of at least 100% of the fair market value of the underlying Common Stock on the date of grant (“Prior Plans’ Appreciation Awards”), are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock award.
The number of shares of our Common Stock available for issuance under the 2018 Plan will be reduced by (i) one share for each share of Common Stock issued pursuant to a stock option or stock appreciation right with an exercise or strike price of at least 100% of the fair market value of the underlying Common Stock on the date of grant, and (ii) 1.3 shares for each share of Common Stock issued pursuant to a Full Value Award (i.e., any stock award that is not a stock option or stock appreciation right with an exercise or strike price of at least 100% of the fair market value of the underlying Common Stock on the date of grant) granted on or after May 31, 2023 and (iii) 2.0 shares for each share of Common Stock issues pursuant to a Full Value Award granted before May 31, 2023.
If (i) any shares of Common Stock subject to a stock award are not issued because the stock award expires or otherwise terminates without all of the shares covered by the stock award having been issued or is settled in cash, (ii) any shares of Common Stock issued pursuant to a stock award are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) with respect to a Full Value Award, any shares of Common Stock are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with the award, then such shares will again

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become available for issuance under the 2018 Plan (collectively, the “2018 Plan Returning Shares”). For each 2018 Plan Returning Share subject to a Full Value Award, or Prior Plans’ Returning Share subject to a stock award other than a Prior Plans’ Appreciation Award, the number of shares of Common Stock available for issuance under the 2018 Plan will increase by 1.3 shares (or 2.0 shares if the Full Value Award was granted prior to May 31, 2023).
Any shares of Common Stock reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of a stock award will no longer be available for issuance under the Amended 2018 Plan, including any shares subject to a stock award that are not delivered to a participant because the stock award is exercised through a reduction of shares subject to the stock award. In addition, any shares reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock option or stock appreciation right granted under the Amended 2018 Plan or a Prior Plans’ Appreciation Award, or any shares repurchased by us on the open market with the proceeds of the exercise or strike price of a stock option or stock appreciation right granted under the Amended 2018 Plan or a Prior Plans’ Appreciation Award will no longer be available for issuance under the Amended 2018 Plan.
Subject to adjustment, as described below, no more than 210,910,838 shares of our Common Stock may be delivered in satisfaction of incentive stock options awarded under the 2018 Plan.
The Common Stock issuable under the Amended 2018 Plan may be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by our Company on the open market or otherwise. The closing price of our Common Stock, as reported on the Nasdaq Global Select Market on March 24, 2025, was $1.75 per share.
Non-Employee Director Compensation Limit
The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including stock awards granted and cash fees paid by us to such non-employee director, will not exceed $750,000 in total value, or, in the event such non-employee director is first appointed or elected to the board during such calendar year, $1,000,000 in total value (in each case, calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes). These limitations will apply commencing with the annual period that begins on this Annual Meeting, if the Amended 2018 Plan is approved by stockholders under this Proposal 2.
Repricing, Cancellation and Re-Grant of Stock Options or Stock Appreciation Rights
Under the Amended 2018 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our Common Stock in exchange for cash or other stock awards, without obtaining the approval of our stockholders. Such approval must be obtained within 12 months prior to such an event.
Stock Options
Stock options may be granted under the Amended 2018 Plan pursuant to stock option agreements. The Amended 2018 Plan permits the grant of stock options that are intended to qualify as incentive stock options (“ISOs”) and non-statutory stock options (“NSOs”).
The exercise price of a stock option granted under the Amended 2018 Plan may not be less than 100% of the fair market value of the Common Stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

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The term of stock options granted under the Amended 2018 Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us, if a participant’s service relationship with us (referred to in this Proposal 2 as “continuous service”) terminates (other than for cause or the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 24 months following the participant’s termination due to the participant’s disability or following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us, if a participant’s continuous service is terminated for cause (as defined in the Amended 2018 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause or the participant’s death or disability) would be prohibited by applicable securities laws or if the sale of any Common Stock received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.
Acceptable forms of consideration for the purchase of our Common Stock pursuant to the exercise of a stock option under the Amended 2018 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our Common Stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.
Stock options granted under the Amended 2018 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Amended 2018 Plan may be subject to different vesting schedules as the Plan Administrator may determine.
The Plan Administrator may impose limitations on the transferability of stock options granted under the Amended 2018 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the Amended 2018 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death.
Limitations on Incentive Stock Options
In accordance with current federal tax laws, the aggregate fair market value, determined at the time of grant, of shares of our Common Stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our equity incentive plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power unless the following conditions are satisfied:
•	the exercise price of the ISO must be at least 110% of the fair market value of the Common Stock subject to the ISO on the date of grant; and
•	the term of the ISO must not exceed five years from the date of grant.

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Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our Common Stock that may be issued pursuant to the exercise of ISOs under the 2018 Plan is 210,910,838 shares if the Amended 2018 Plan is approved by our stockholders under this Proposal 2, otherwise 171,000,000 shares.
Stock Appreciation Rights
Stock appreciation rights may be granted under the Amended 2018 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in Common Stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of the Common Stock subject to the stock appreciation right on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our Common Stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Amended 2018 Plan.
Restricted Stock Awards
Restricted stock awards may be granted under the Amended 2018 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our Common Stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our Common Stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. A restricted stock award agreement may provide that any dividends paid on restricted stock will be subject to the same vesting conditions as apply to the shares subject to the restricted stock award. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.
Restricted Stock Unit Awards
Restricted stock unit awards may be granted under the Amended 2018 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our Common Stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Dividend equivalents may be credited in respect of shares of our Common Stock covered by a restricted stock unit award, provided that any additional shares credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying restricted stock unit award. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

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Performance Awards
The Amended 2018 Plan allows us to grant performance stock awards. A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the attainment of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator in its discretion. In addition, to the extent permitted by applicable law and the applicable stock award agreement, the Plan Administrator may determine that cash may be used in payment of performance stock awards.
Performance goals under the Amended 2018 Plan will be based on any one or more of the following performance criteria: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share; (xx) regulatory body approval for commercialization of a product; (xxi) positive results from clinical trials; (xxii) initiation of clinical trials; (xxiii) implementation, completion or maintenance of critical projects or relationships; (xxiv) closing of significant financing; (xxv) execution or completion of strategic initiatives; (xxvi) market share; (xxvii) economic value; (xxviii) cash flow return on capital; (xxix) return on net assets; and (xxx) other measures of performance selected by the Plan Administrator.
Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Plan Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the performance goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principles; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions; or (xx) any other items selected by the Plan Administrator.
In addition, the Plan Administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

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Other Stock Awards
Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our Common Stock may be granted either alone or in addition to other stock awards under the Amended 2018 Plan. Subject to the terms of the Amended 2018 Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our Common Stock to be granted and all other terms and conditions of such other stock awards.
Clawback Policy
Stock awards granted under the Amended 2018 Plan will be subject to recoupment in accordance with any clawback provisions in a participant’s employment agreement or other agreement with the Company or our Clawback Policy, which was adopted by our Compensation Committee in November 2023 in compliance with the requirements of the SEC and the listing standards of the Nasdaq Stock Market. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in a stock award agreement as the Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our Common Stock or other cash or property upon the occurrence of cause.
Changes to Capital Structure
In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Amended 2018 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.
Corporate Transaction
In the event of a corporate transaction (as defined in the Amended 2018 Plan and described below), the Board will have the discretion to take one or more of the following actions with respect to outstanding stock awards (contingent upon the closing or completion of such corporate transaction), unless otherwise provided in the stock award agreement or other written agreement with the participant or unless otherwise provided by the Board at the time of grant:
•
arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the award or to substitute a similar stock award for the award (including an award to acquire the same consideration paid to our stockholders pursuant to the corporate transaction);

•	arrange for the assignment of any reacquisition or repurchase rights held by us with respect to the stock award to the surviving or acquiring corporation (or its parent company);
•	accelerate the vesting (and, if applicable, the exercisability) of the stock award and provide for its termination prior to the effective time of the corporate transaction;
•	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;
•
cancel or arrange for the cancellation of the stock award, to the extent not vested or exercised prior to the effective time of the corporate transaction, in exchange for such cash consideration, if any, as the Board may consider appropriate; and

•
make a payment, in such form as may be determined by the Board, equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the corporate transaction, over (ii) any exercise price payable in connection with such exercise.

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The Board is not obligated to treat all stock awards or portions of stock awards in the same manner. The Board may take different actions with respect to the vested and unvested portions of a stock award.
For purposes of the Amended 2018 Plan, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 90% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a reverse merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our Common Stock outstanding immediately prior to the transaction are converted or exchanged into other property by virtue of the transaction.
Change in Control
Under the 2018 Plan, a stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control (as defined in the 2018 Plan and described below) as may be provided in the participant’s stock award agreement, in any other written agreement with us or in our Director Compensation Policy.
For purposes of the Amended 2018 Plan, a change in control generally will be deemed to occur upon the first to occur of an event set forth in any one of the following: (i) as a result of any merger or consolidation, the voting securities of the Company outstanding immediately prior thereto represent less than 49% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such transaction; (ii) during any period of 24 consecutive calendar months, a majority of our Board becomes comprised of individuals whose nomination, appointment, or election was not approved by at least two-thirds of the Board members or their approved successors; (iii) any individual, entity or group becomes the beneficial owner of more than 20% of the then outstanding shares of Common Stock of the Company; (iv) any sale of all or substantially all of the assets of the Company; or (v) the complete liquidation or dissolution of the Company.
The acceleration of vesting of a stock award in the event of a corporate transaction or a change in control event under the 2018 Plan may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of us.
Plan Amendments and Termination
The Plan Administrator will have the authority to amend or terminate the Amended 2018 Plan at any time. However, except as otherwise provided in the Amended 2018 Plan or a stock award agreement, no amendment or termination of the Amended 2018 Plan may materially impair a participant’s rights under his or her outstanding stock awards without the participant’s consent. We will obtain stockholder approval of any amendment to the Amended 2018 Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the Amended 2018 Plan after the tenth anniversary of the date the 2018 Plan was adopted by our Board.
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended 2018 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her personal circumstances, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of a stock award or the disposition of stock acquired under the Amended 2018

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Plan. The Amended 2018 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.
Non-statutory Stock Options
Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code (“Section 162(m)”), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Stock Options
The Amended 2018 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.
If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m), and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

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Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the restricted stock award, to recognize ordinary income, as of the date the recipient receives the restricted stock award, equal to the excess, if any, of the fair market value of the stock on the date the restricted stock award is granted over any amount paid by the recipient for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
Restricted Stock Unit Awards
Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

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New Plan Benefits Under the Amended 2018 Plan
The following table sets forth certain information regarding future benefits under the Amended 2018 Plan:

Name and Position	Dollar Value ($)	Number of Shares
John A. Scarlett, M.D.(1) Former Chairman of the Board, President and Chief Executive Officer		N/A
Michelle J. Robertson Executive Vice President Finance, Chief Financial Officer and Treasurer		(2)
Joseph Eid, M.D. Executive Vice President, Research and Development		(2)
Andrew J. Grethlein, Ph.D. Executive Vice President, Chief Operating Officer		(2)
James Ziegler Executive Vice President, Chief Commercial Officer		(2)
All current executive officers as a group		(2)
All current directors who are not executive officers as a group	(3)	1,080,000(4)(5)
All current employees who are not executive officers as a group		(2)

(1)	Dr. Scarlett ceased serving as our President and Chief Executive Officer and resigned from our Board on March 10, 2025.
(2)
With the exception of Ms. Bir, as described below, awards granted under the 2018 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the 2018 Plan, and we have not granted any awards under the 2018 Plan subject to stockholder approval of this Proposal 2. Accordingly, the future benefits or amounts that will be received by or allocated to our executive officers, other than as described below for Ms. Bir, and other employees under the 2018 Plan are not determinable. Pursuant to the terms of the offer letter we entered into with Ms. Bir on March 14, 2025, in connection with her appointment as our Interim President and Chief Executive Officer while we conduct a search for a permanent Chief Executive Officer, Ms. Bir is entitled to receive an option to purchase 180,000 shares of our Common Stock that will be granted on the date of our 2025 Annual Meeting.

(3)
The dollar value of the Annual Grants to be granted in 2025 to each non-employee director (as more fully described in footnote (4) below) is not determinable at this time. The value of the Annual Grants to be granted under our current Director Compensation Policy will be calculated based on the grant date fair value of the stock options in accordance with FASB ASC Topic 718. Refer to Note 10 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024 regarding assumptions underlying the valuation of stock options on awards and the calculation method.

(4)
Represents the aggregate number of shares that will be automatically granted to all of our non-employee directors at the Annual Meeting as Annual Grants under our current Director Compensation Policy, as described above in this Proxy Statement under “Compensation of Directors.” In connection with her appointment as our Interim President and Chief Executive Officer, Ms. Bir no longer receives separate compensation for her service as a director.

(5)
Under the current terms of our Director Compensation Policy, the aggregate value of all compensation granted to an individual for service as a non-employee director in any calendar year, including awards granted and cash fees, will not exceed (1) $750,000 in total value or (2) $1,000,000 for directors who are first-time appointees in such calendar year, if this Proposal 2 is approved by our stockholders.

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Options and Restricted Stock Units Granted Under 2018 Plan
The following table presents certain information with respect to cumulative stock options and restricted stock unit awards that have been granted under the 2018 Plan as of March 1, 2025:

Name and Position	Cumulative Number of Shares Subject to Stock Options Granted Under the 2018 Plan	Weighted Average Exercise Price Per Share	Restricted Stock Units Granted Under the 2018 Plan
John A. Scarlett, M.D. (1) Former Chairman of the Board, President and Chief Executive Officer	13,039,750	$1.84	410,000
Michelle J. Robertson Executive Vice President, Finance, Chief Financial Officer and Treasurer	1,506,000	$1.69	110,000
Joseph Eid, M.D.(2) Executive Vice President, Research and Development	—	—	—
Andrew J. Grethlein, Ph.D. Executive Vice President, Chief Operating Officer	5,070,844	$1.78	140,000
James Ziegler Executive Vice President, Chief Commercial Officer	529,000	$2.63	89,000
All current executive officers as a group (3)	24,627,394	$1.97	1,127,000
All current directors who are not executive officers as a group (4)	4,665,000	$2.35	378,000
Each nominee for election as a director:
Dawn C. Bir (4)	786,000	$2.09	N/A
Elizabeth G. O’Farrell	786,000	$2.09	N/A
Each associate of any current executive officers, current directors or director nominees	—	—	—
Each other person who received or is to receive 5% of awards	—	—	—
All current employees who are not executive officers as a group	49,065,903	$1.80	2,373,422

(1)	Dr. Scarlett ceased serving as our President and Chief Executive Officer and resigned from our Board on March 10, 2025.
(2)
Dr. Eid was not eligible to receive an annual equity grant under the 2018 Plan due to the fact that his employment with the Company commenced on November 11, 2024, and it is our practice not to award annual equity awards to employees, including Named Executive Officers, who commence employment after October 1 of the applicable calendar year. Dr. Eid received new hire options under the Inducement Plan.

(3)
The amounts reported include the options and RSUs granted to Dr. Scarlett as of March 1, 2025, prior to the date that Dr. Scarlett ceased serving as our President and Chief Executive Officer, which was March 10, 2025. Ms. Bir was appointed as Interim President and Chief Executive Officer on March 10, 2025 in connection with Dr. Scarlett ceasing to serve as the Company’s President and Chief Executive Officer as of March 10, 2025; however, the amounts reported do not reflect the options granted to Ms. Bir in her capacity as a non-employee director as of March 1, 2025, which are reflected in the table under “Each Nominee for Election as a director.”

(4)	The amounts reported include the options that were granted to Ms. Bir in her capacity as a non-employee director through March 10, 2025.

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Equity Compensation Plan Information
Please see the section of this Proxy Statement entitled “Equity Compensation Plan Information” for certain information with respect to compensation plans under which our equity securities are authorized for issuance.
Effectiveness of Plan Amendments
If this Proposal 2 is approved by our stockholders, the Amended 2018 Plan which will, among other things, provide for the Share Increase and the Non-Employee Director Compensation Limit, will become effective.
If this Proposal 2 is not approved by our stockholders, then the Amended 2018 Plan, Share Increase and Non-Employee Director Compensation Limit will not become effective and the 2018 Plan will continue to be effective in accordance with its terms.
VOTE
The Board of Directors unanimously recommends that stockholders vote FOR Proposal 2

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Proposal Three
Approval of an Amendment to Our 2014 Employee Stock Purchase Plan

We are asking our stockholders to approve an amended and restated version of our 2014 Employee Stock Purchase Plan (the “Existing 2014 Purchase Plan”). The Board has approved an amended and restated version of the Existing 2014 Purchase Plan, the Geron Corporation Amended and Restated 2014 Employee Stock Purchase Plan (the “Amended 2014 Purchase Plan”), subject to approval from the stockholders at this Annual Meeting. If the stockholders approve the Amended 2014 Purchase Plan, the Amended 2014 Purchase Plan will replace the current version of the Existing 2014 Purchase Plan effective as of the offering period commencing on July 1, 2025.
The Amended 2014 Purchase Plan would increase the shares of our Common Stock reserved for issuance thereunder by 6,000,000 shares. If the Amended 2014 Purchase Plan is approved by our stockholders, the total number of shares of our Common Stock that will be reserved for issuance under the Amended 2014 Purchase Plan will be 8,000,000 shares (inclusive of the foregoing 6,000,000 share increase). The amendment would not make any other changes to the Existing 2014 Purchase Plan.
The Existing 2014 Purchase Plan is a significant component of our equity incentive program and provides our employees the opportunity to buy shares of our Common Stock at a discount through payroll deductions. We believe that offering an employee stock purchase program is crucial to our ability to continue to successfully compete for top talent in the biotechnology industry and aligns the interests of employees and stockholders by enabling employees to acquire an ownership stake in the Company. Therefore, if stockholders do not approve the Amended 2014 Purchase Plan, our ability to offer competitive compensation to existing employees and qualified candidates may be limited by the remaining shares available for issuance under the Existing 2014 Purchase Plan.
We expect the number of shares of our Common Stock to be reserved for issuance under the Amended 2014 Purchase Plan to be sufficient to permit us to continue offering our employees the opportunity to buy shares of our Common Stock at a discount for the next seven to ten years. In determining the number of shares of our Common Stock to reserve for issuance under the Amended 2014 Purchase Plan, the Compensation Committee and the Board considered the historical number of shares of Common Stock purchased by our employees under the Existing 2014 Purchase Plan.
If stockholders do not approve the increase in shares, we will continue to offer shares of Common Stock to our employees under the terms of the Existing 2014 Purchase Plan as currently in effect. As of March 1, 2025, only 258,366 shares of our Common Stock remained available for issuance under the Existing 2014 Purchase Plan.

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Additional Information Regarding the Existing 2014 Purchase Plan
•
The actual number of shares of our Common Stock that will be purchased under the Amended 2014 Purchase Plan cannot be determined because such number will depend on a number of indeterminable factors (including the number of participants, the rates at which participants make contributions to the Amended 2014 Purchase Plan, and the market price of our Common Stock). However, in fiscal years 2024, 2023 and 2022, the numbers of shares of our Common Stock purchased under the Existing 2014 Purchase Plan were 487,472 shares, 385,926 shares, and 336,539 shares, respectively.

•
118 employees participated in the most recently completed purchase period from July 1, 2024 to December 31, 2024, purchasing approximately 286,420 shares of our Common Stock (with an approximate aggregate value of $1,013,926 on the date of purchase) at a purchase price of $3.009 per share. As of December 31, 2024, approximately 210 employees were eligible to participate in the Existing 2014 Purchase Plan.

•	As of January 1, 2025, there are 132 employees participating in the current offering period under the Existing 2014 Purchase Plan.
Summary of the Amended 2014 Employee Stock Purchase Plan
The following is a summary of principal features of the Amended 2014 Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the Amended 2014 Purchase Plan and is qualified in its entirety by reference to the complete text of the Amended 2014 Purchase Plan. Stockholders are urged to read the actual text of the Amended 2014 Purchase Plan in its entirety, which is attached as Appendix B to this Proxy Statement.
General, Purpose and Administration
The purpose of the Amended 2014 Purchase Plan is to provide a means by which our employees may be given an opportunity to purchase shares of Common Stock, to assist us in retaining the services of our employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for our success. The rights to purchase Common Stock granted under the Amended 2014 Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
Pursuant to the provisions of the Amended 2014 Purchase Plan, the Board has delegated its authority to administer the Amended 2014 Purchase Plan to the Compensation Committee of the Board. The Board and such committee (each of which will be considered a Plan Administrator for purposes of this Proposal 3), will have full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the Amended 2014 Purchase Plan. The Plan Administrator has the power, subject to the provisions of the Amended 2014 Purchase Plan, to determine when and how rights to purchase Common Stock will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any of our parent or subsidiary companies will be eligible to participate in the Amended 2014 Purchase Plan. All costs and expenses incurred in plan administration will be paid by the Company without charge to the participants.
Shares Reserved
Subject to certain adjustments set forth in the Amended 2014 Purchase Plan, our stockholders are being asked to approve an increase to the number of shares of our Common Stock reserved for issuance under the 2014 Amended Purchase Plan by 6,000,000 shares. If the Amended 2014 Purchase Plan is approved by our stockholders, the total number of shares of our Common Stock that will be reserved for issuance under the Amended 2014 Purchase Plan will be 6,258,366 shares (inclusive of the foregoing 6,000,000 share increase).

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Offering Periods
The Amended 2014 Purchase Plan will have successive offering periods, with the length of each offering period determined by the Plan Administrator up to a maximum of 27 months. As currently operated, a new 12-month offering period begins on July 1 and January 1 of each year during the term of the Amended 2014 Purchase Plan. Each offering period will consist of one or more purchase dates, as determined by the Plan Administrator prior to the commencement of the offering period. The Plan Administrator has the authority to alter the terms of an offering prior to the commencement of the offering period, including the duration of subsequent offering periods. When an eligible employee elects to join an offering period, he or she is granted a right to purchase shares of our Common Stock on each purchase date within the offering period. On the purchase date, all contributions collected from the participant are automatically applied to the purchase of our Common Stock, subject to certain limitations.
The Plan Administrator has the discretion to structure an offering so that if the fair market value of our Common Stock on any purchase date within the offering period is less than or equal to the fair market value of our Common Stock on the first day of the offering period, then that offering will terminate immediately following the purchase of shares on such purchase date, and the participants in such terminated offering will be automatically enrolled in a new offering beginning on the first trading day following such purchase date.
Eligibility
Any individual (including officers and employee directors) who is employed by us (or by any of our parent or subsidiary companies if such company is designated by the Plan Administrator as eligible to participate in the Amended 2014 Purchase Plan) may participate in offerings under the Amended 2014 Purchase Plan, provided such individual has been employed by us (or our parent or subsidiary company, if applicable) for such continuous period preceding the first day of the offering period as the Plan Administrator may require, but in no event may the required period of continuous employment be equal to or greater than two years. In addition, the Plan Administrator may provide that an employee will not be eligible to be granted purchase rights under the Amended 2014 Purchase Plan unless such employee is customarily employed for more than 20 hours per week and five months per calendar year. The Plan Administrator may also provide in any offering that certain of our employees who are “highly compensated” as defined in the Code are not eligible to participate in the Amended 2014 Purchase Plan.
No employee will be eligible to participate in the Amended 2014 Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of our stock or of any of our parent or subsidiary companies, including any stock which such employee may purchase under all outstanding purchase rights and options.
The date an individual enters an offering period will be designated his or her entry date for purposes of that offering period.
Purchase Provisions
An eligible employee may enroll in the Amended 2014 Purchase Plan by delivering to us, prior to the date selected by the Plan Administrator, an agreement authorizing contributions as specified by the Plan Administrator, which may be up to 10% of such employee’s earnings during the offering period. Each participant will be granted a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on his or her entry date into that offering period and will be automatically exercised on the last business day of each purchase period within that offering period on which he or she remains an eligible employee. Unless the employee’s participation is discontinued, his or her right to purchase shares is exercised automatically at the end of each purchase period at the applicable price. See “Withdrawal and Termination of Purchase Rights” below.
The purchase of shares during an offering period generally will be funded by a participant’s payroll deductions accumulated during the offering period. A participant may change or terminate his or her rate of contributions, as determined by the Plan Administrator in the offering. All contributions made for a participant are credited to his or her account under the Amended 2014 Purchase Plan and deposited with our general funds.

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On the last business day of each purchase period, the accumulated contributions of each participant will automatically be applied to the purchase of whole shares of our Common Stock at the purchase price in effect for the participant for that purchase period. However, no employee may purchase more than $25,000 worth of Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all our employee stock purchase plans and any employee stock purchase plans of our parent or subsidiary companies for each calendar year during which such rights are outstanding.
The Plan Administrator may provide that any shares of Common Stock issued to a participant under the Amended 2014 Purchase Plan will be precluded from trading in an open market transaction for one year following the purchase of such shares, and in such case, certificates evidencing such shares will bear a restrictive legend reflecting such restriction.
Purchase Price
The purchase price per share at which our Common Stock will be purchased by each participant on each purchase date within an offering period will not be less than 85% of the lower of (i) the fair market value per share of our Common Stock on the participant’s entry date into that offering period or (ii) the fair market value per share of Common Stock on that purchase date.
Purchase Limits
In connection with each offering made under the Amended 2014 Purchase Plan, the Plan Administrator may specify (i) a maximum number of shares of our Common Stock that may be purchased by any participant on any purchase date during such offering, (ii) a maximum aggregate number of shares of our Common Stock that may be purchased by all participants pursuant to such offering and/or (iii) a maximum aggregate number of shares of our Common Stock that may be purchased by all participants on any purchase date during such offering. If the aggregate purchase of shares of our Common Stock issuable upon exercise of purchase rights granted under such offering would exceed any such maximum aggregate number, then the Plan Administrator will make a pro rata allocation of available shares in a uniform and equitable manner.
Withdrawal and Termination of Purchase Rights
While each participant in the Amended 2014 Purchase Plan is required to sign an agreement authorizing contributions, the participant may withdraw from a given offering by terminating his or her contributions and by delivering a notice of withdrawal from the Amended 2014 Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering, except as otherwise provided by the Plan Administrator. In addition, all purchase rights under an offering immediately terminate upon cessation of an employee’s employment with us (or our parent or subsidiary company, if applicable) or if the employee is otherwise no longer eligible to participate in the offering.
Upon such withdrawal or termination of purchase rights, the contributions collected during the offering period, less any accumulated contributions previously applied to the purchase of shares of Common Stock on the employee’s behalf during such offering, are immediately refunded to the employee. Such refunds will be made without interest. The employee is not entitled to again participate in that offering. However, an employee’s withdrawal from an offering will not have any effect upon such employee’s eligibility to participate in subsequent offerings under the Amended 2014 Purchase Plan.
Valuation
The fair market value per share of our Common Stock on any relevant date will be deemed equal to the closing selling price per share on such date on the Nasdaq Global Select Market. On March 24, 2025, the closing selling price per share of our Common Stock on the Nasdaq Global Select Market was $1.75 per share.

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Stockholder Rights
No participant will have any stockholder rights with respect to the shares of our Common Stock covered by his or her purchase right until the shares are actually purchased by the participant. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.
Assignability
No purchase right will be assignable or transferable other than in connection with the participant’s death and will be exercisable only by the participant during his or her lifetime.
Effect of Corporate Transactions
In the event of a corporate transaction (as defined in the Amended 2014 Purchase Plan and described below), each outstanding purchase right under the Amended 2014 Purchase Plan will be assumed or an equivalent right will be substituted for such purchase right by the successor corporation (or its parent or subsidiary), unless the Plan Administrator shortens any offering periods then in progress so that the employees’ rights to purchase stock under the Amended 2014 Purchase Plan are automatically exercised prior to the corporate transaction and terminate immediately after such purchase.
For purposes of the Amended 2014 Purchase Plan, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 90% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our Common Stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.
Duration, Amendment and Termination
The Plan Administrator may suspend, terminate or amend the Amended 2014 Purchase Plan at any time. However, except in regard to certain capitalization adjustments, any such amendment must be approved by our stockholders if such approval is required by applicable law or listing requirements, including any amendment that would:
(i)	materially increase the number of shares of our Common Stock issuable under the Amended 2014 Purchase Plan;
(ii)	materially expand the class of individuals eligible to participate in the Amended 2014 Purchase Plan;
(iii)
materially increase the benefits accruing to participants in the Amended 2014 Purchase Plan or materially reduce the price at which shares of our Common Stock may be purchased under the Amended 2014 Purchase Plan;

(iv)	materially extend the term of the Amended 2014 Purchase Plan; or
(v)	expand the types of awards available for issuance under the Amended 2014 Purchase Plan; but in each case, only to the extent stockholder approval is required by applicable law or listing requirements.
Any outstanding purchase rights granted before an amendment, suspension or termination of the Amended 2014 Purchase Plan will not be materially impaired by any such amendment, suspension or termination, except (i) with the consent of the employee to whom such rights were granted, (ii) as necessary to comply with applicable laws, listing requirements or governmental regulations (including Section 423 of the Code), or (iii) as necessary to obtain or maintain favorable tax, listing or regulatory treatment.

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U.S. Federal Income Tax Consequences
The following is only a brief summary of the effect of U.S. federal income tax consequences to the participant and us with respect to the issuance and exercise of rights under the Amended 2014 Purchase Plan. It does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant may reside.
The Amended 2014 Purchase Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under a plan that so qualifies, a participant will recognize no taxable income as a result of the grant or exercise of a purchase right until there is a sale or other disposition of the shares acquired under the Amended 2014 Purchase Plan.
If the participant sells or otherwise disposes of the purchased shares within two years after his or her entry date into the offering period in which such shares were acquired or within one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction, for our tax year in which such sale or disposition occurs, for the amount taxed as ordinary income to the participant to the extent permitted by Section 162(m) of the Code. Any additional gain or loss on such sale or disposition will be long-term or short-term gain or loss, depending on the holding period.
If the participant sells or disposes of the purchased shares more than two years after his or her entry date into the offering period in which such shares were acquired and more than one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the excess of the fair market value of the shares on the sale or disposition date over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares on his or her entry date into the offering period (or, if higher, 15% of the fair market value on the first day of the offering period), and any additional gain or loss upon the disposition will be taxed as a long-term capital gain or loss. We will not be entitled to any income tax deduction with respect to such sale or disposition.
Plan Benefits Under the Amended 2014 Purchase Plan
Participation in the Amended 2014 Purchase Plan is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the Amended 2014 Purchase Plan. In addition, we have not approved any grants of purchase rights that are conditioned on stockholder approval of this Proposal 3. It is, therefore, not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Amended 2014 Purchase Plan. Our non-employee directors will not be eligible to participate in the Amended 2014 Purchase Plan.

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2014 Purchase Plan Benefits
The following table presents certain information with respect to cumulative purchase rights that have been granted under the 2014 Purchase Plan as of March 1, 2025:

Name and Position(1)	Cumulative Number of Shares Subject to Stock Rights Granted Under the 2014 Purchase Plan
John A. Scarlett M.D.(2) Former Chairman of the Board, President and Chief Executive Officer	—
Joseph Eid, M.D. Executive Vice President, Research and Development	—
Andrew J. Grethlein, Ph.D. Executive Vice President, Chief Operating Officer	—
Michelle J. Robertson Executive Vice President, Finance, Chief Financial Officer and Treasurer	—
James Ziegler Executive Vice President, Chief Commercial Officer	—
All current executive officers as a group	11,682
All current directors who are not executive officers as a group	—
Each nominee for election as a director:	—
Dawn C. Bir	—
Elizabeth G. O'Farrell	—
Each associate of any current executive officers, current directors or director nominees	—
Each other person who received or is to receive 5% of awards	—
All current employees who are not executive officers as a group	1,729,952

(1)	Members of our Board of Directors are not eligible to participate in the 2014 Purchase Plan.
(2)	Dr. Scarlett ceased serving as our President and Chief Executive Officer and resigned from our Board on March 10, 2025.
Equity Compensation Plan Information
Please see the section of this Proxy Statement entitled “Equity Compensation Plan Information” for certain information with respect to compensation plans under which our equity securities are authorized for issuance.
VOTE
The Board of Directors unanimously recommends that stockholders vote FOR Proposal 3

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Proposal Four
Advisory Vote to Approve Named Executive Officer Compensation

As required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Board is requesting stockholders to vote, on a non-binding advisory basis, to approve the compensation paid to our Named Executive Officers (as defined under the section entitled, “Compensation Discussion and Analysis”), as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our Named Executive Officers.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and our executive compensation philosophy, policies and practices described in this Proxy Statement. The overall compensation of our Named Executive Officers subject to the vote is disclosed in this Proxy Statement in the sections entitled “Compensation Discussion and Analysis” and “Executive Compensation Tables and Related Narrative Disclosure.”
The Compensation Committee continually reviews our executive compensation program to determine whether such program achieves our desired goals of aligning our executive compensation strategy and structure with our stockholders’ interests and current market practices. In 2017 and again in 2023, when considering the say on pay frequency, our stockholders approved an annual advisory vote. At the 2024 annual meeting of stockholders, approximately 96.1% of the votes cast were to approve our executive compensation program. The Compensation Committee reviewed the result of this vote, and, in light of the approval by a substantial majority of our stockholders of the compensation program described in our proxy statement for the 2024 annual meeting of stockholders, did not implement any significant changes to our executive compensation program as a result of the vote. As discussed in detail in the section entitled “Compensation Discussion and Analysis” of this Proxy Statement, our executive compensation strategy and structure is designed to motivate our executive management team to create long-term value for our stockholders through the achievement of strategic business objectives, while effectively managing the risks and challenges inherent in a late-stage clinical and early commercial-stage biopharmaceutical company. As the long-term success of Geron depends on the talents of our employees, our compensation structure plays a significant role in our ability to attract, retain and motivate the highest quality workforce in a competitive biotechnology employment market, while also promoting a high-performance culture. The Compensation Committee believes the emphasis on pay for performance in our executive compensation program strongly aligns with the long-term interests of our stockholders. Please read the “Compensation Discussion and Analysis” section of this Proxy Statement for additional details about our executive compensation program, including information about the 2024 compensation of our Named Executive Officers.

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Advisory Vote and Board Recommendation
We recommend stockholder approval of the compensation of our Named Executive Officers for the 2024 fiscal year as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, which disclosure includes the section entitled “Compensation Discussion and Analysis,” and the compensation tables and accompanying narrative disclosures within the section entitled “Executive Compensation Tables and Related Narrative Disclosure” of this Proxy Statement.
Accordingly, the Board recommends that stockholders vote in favor of the following resolution:
“RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in the Proxy Statement.”
As this is an advisory vote, the outcome of the vote is non-binding on us with respect to future executive compensation decisions, including those related to our Named Executive Officers, or otherwise. However, the Board and the Compensation Committee will review the results of the vote and take them into account when considering future executive compensation policies and decisions.
Unless the Board modifies its policy on the frequency of future advisory votes on the compensation of our Named Executive Officers, the next advisory vote on the compensation of our Named Executive Officers will be held at next year’s annual meeting of stockholders.
VOTE
The Board of Directors unanimously recommends that stockholders vote FOR Proposal 4.

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Compensation Discussion and Analysis
This Compensation Discussion and Analysis section presents and discusses our executive compensation policies and practices and the compensation decisions relating to our “Named Executive Officers” (as defined below) for the 2024 fiscal year, and includes the following:
•	an executive summary of the business activities which influenced 2024 compensation decisions and important features of our executive compensation program;
•	philosophy, objectives and key elements of our executive compensation program;
•	process for setting executive compensation, including the role of the Compensation Committee, management and independent compensation consultant;
•	a discussion and analysis of the Compensation Committee’s specific decisions about 2024 compensation for each of our Named Executive Officers; and
•	a description of other compensation considerations and practices.
The following members of our executive management team are collectively referred to herein as our “Named Executive Officers” for 2024:
•	John A. Scarlett, M.D., our former Chairman of the Board, President and Chief Executive Officer, who ceased serving in those roles on March 10, 2025;
•	Michelle J. Robertson, our Executive Vice President, Finance, Chief Financial Officer and Treasurer;
•	Joseph Eid, M.D., our Executive Vice President, Research and Development, who joined the Company on November 11, 2024;
•	Andrew J. Grethlein, Ph.D., our Executive Vice President, Chief Operating Officer; and
•	James Ziegler, our Executive Vice President and Chief Commercial Officer, who joined the Company on September 9, 2024.
EXECUTIVE SUMMARY
2024 Business Highlights
2024 was a year of significant progress for us, as evidenced by approval by the FDA of RYTELO® for the treatment of certain adults with transfusion-dependent lower-risk myelodysplastic syndromes, the review of our first ever marketing application seeking to obtain regulatory approval for RYTELO in Europe, and our transition from a clinical-stage to commercial-stage company upon FDA approval of RYTELO in June 2024.
During 2024 and in early 2025, we made significant progress on our clinical, regulatory, commercial, manufacturing, and other business goals, including the following factors that influenced the executive compensation decisions made by the Compensation Committee and/or the Board of Directors for the 2024 compensation of our Named Executive Officers:

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Transfusion-Dependent Lower-Risk Myelodysplastic Syndromes
•
In March 2024, the Oncologic Drugs Advisory Committee of the FDA voted 12 to 2 in favor of the clinical benefit/risk profile of RYTELO for the treatment of adult patients with low- to intermediate-1 risk myelodysplastic syndromes (“LR-MDS”) with transfusion-dependent anemia requiring four or more red blood cell units over eight weeks who have not responded to or have lost response to or are ineligible for erythropoiesis-stimulating agents (“ESAs”).

•
In June 2024, the FDA approved RYTELO for the treatment of adult patients LR-MDS with transfusion-dependent anemia requiring four or more red blood cell units over eight weeks who have not responded to or have lost response to or are ineligible for ESAs. We commercially launched RYTELO in the U.S. at the end of June 2024.

•
In August 2024, the NCCN Guidelines® for MDS were updated to include imetelstat as a Category 1 treatment in second-line ringed sideroblast positive/ringed sideroblast negative (“RS+/RS-”) patients regardless of prior treatment and as a Category 2A treatment for first-line ESA-ineligible RS+/RS- patients.

•
In December 2024, we received a positive opinion from the European Medicines Agency’s Committee for Medicinal Products for Human Use (“CHMP”) recommending approval of RYTELO for the treatment of certain adult patients with transfusion-dependent anemia due to LR-MDS.

•
In December 2024, we presented new data at the 66th American Society for Hematology (“ASH”) Annual Meeting, including analyses of IMerge Phase 3 data suggesting clinical activity of imetelstat in patients with LR-MDS regardless of type or number of prior therapies.

•
In March 2025, following the positive CHMP opinion, we announced that that the European Commission granted marketing authorization for RYTELO as a monotherapy for the treatment of adult patients with transfusion-dependent anemia due to very low, low or intermediate risk myelodysplastic syndromes without an isolated deletion 5q cytogenetic abnormality and who had an unsatisfactory response to or are ineligible for ESA. In connection with the approval, we received a positive opinion from the European Medicines Agency’s Committee of Orphan Medicinal Products to maintain RYTELO’s orphan drug designation in the EU for MDS, which is expected to provide market exclusivity for ten years after approval. We plan to prepare for EU launch during 2025 and to launch RYTELO in select EU countries in 2026.

Myelofibrosis
•
As of February 2025, we had achieved approximately 80% enrollment in the Phase 3 IMpactMF clinical trial investigating imetelstat versus best available therapy in patients with intermediate-2 or high-risk myelofibrosis (“MF”) who are relapsed or refractory to Janus kinase inhibitor treatment. Based on our current planning assumptions for enrollment and event rates in the Phase 3 IMpactMF clinical trial, we expect the interim analysis for overall survival in the trial may occur in the second half of 2026 and the final analysis in the trial may occur in the second half of 2028.

•
In December 2024, in our oral presentation at the ASH Annual Meeting, we announced findings from the Phase 1 IMproveMF study suggesting tolerability of imetelstat in combination with ruxolitinib as a potential frontline therapy in patients with MF.

Financial
•
In March 2024, we completed a $150 million equity financing, which included new and existing investors, to fund our planned commercialization of RYTELO in the U.S. upon FDA approval and preparation to launch in the EU, as well as the continued development of imetelstat in MF.

•
In November 2024, we announced up to $375 million in synthetic royalty and debt financings with Royalty Pharma and investment funds managed by Pharmakon Advisors, of which $250 million in cash was provided to Geron at closing with another $125 million in debt available.

•	In February 2025, we reported net product sales for RYTELO of $47.5 million in the fourth quarter of 2024 and $76.5 million since launch at the end of June 2024, following approval by the FDA.

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Compensation Highlights
•
Significant Portion of “At-Risk” Compensation: As reflected in the charts below, approximately 87% of the 2024 total direct compensation for Dr. Scarlett, our former President and Chief Executive Officer, and approximately 77% of the average 2024 total direct compensation for Ms. Robertson and Dr. Grethlein, our other Named Executive Officers who served as executive officers for the entire year, was comprised of “at-risk” compensation in the form of an annual performance-based bonus and long-term equity awards that have value only if our stock price increases from the price of the grant date. “Total direct compensation,” as referred to in this Compensation Discussion and Analysis, means the sum of base salary paid, the actual annual performance-based bonus paid and the grant date fair value of long-term equity awards granted, in each case as reported in the Summary Compensation Table.

*	Excludes Mr. Ziegler and Dr. Eid, who commenced employment with the Company in September 2024 and November 2024, respectively.
•
Base Salaries: We made modest base salary increases of 3% for each of Dr. Scarlett and Ms. Robertson, reflective of a market competitive merit increase, and we increased Dr. Grethlein’s base salary by approximately 14% to address market competitiveness and in recognition of the broad scope of his responsibilities as Chief Operating Officer in 2024. See the section below entitled “Compensation Decisions in 2024—2024 Base Salaries” for more information.

•
Annual Performance-Based Bonus: Achievement of our 2024 annual corporate goals resulted in a corporate goal achievement factor of 125% of target, and for each of our eligible Named Executive Officers other than Dr. Scarlett whose annual performance-based bonus was based entirely on the achievement of our annual corporate goals, their individual performance and their contributions to our corporate values resulted in individual performance factors ranging from 125% to 130% of target and a corporate values performance factor of 100% of target, respectively. See the section below entitled “Compensation Decisions in 2024—2024 Annual Performance-Based Bonuses” for more information.

•
Annual Equity Awards: In 2024, our Named Executive Officers received long-term incentive awards in the form of stock options that vest over four years and have value only if our stock price increases from the price on the grant date.

•
Payout of Performance-Based Options: In June 2024, upon approval by the FDA for imetelstat in LR-MDS, performance-based stock options previously granted to Dr. Scarlett, Ms. Robertson and Dr. Grethlein vested in full.

Executive Transitions
On September 9, 2024, we hired our current Executive Vice President, Chief Commercial Officer, Mr. James Ziegler, after Mr. Anil Kapur departed from the role of Executive Vice President, Corporate Strategy and Chief Commercial Officer on August 31, 2024.
On November 11, 2024, we hired our current Executive Vice President, Research and Development, Joseph Eid, M.D.
On March 10, 2025, Dr. Scarlett, our former President and Chief Executive Officer and Chairman of the Board, ceased serving as our President and Chief Executive Officer and resigned as a member of the Board. In connection with the conclusion of Dr. Scarlett’s services in these roles, the Board appointed Ms. Bir, one of our directors, as the Company’s Interim President and Chief Executive Officer while the Company conducts a search for a permanent Chief Executive Officer and appointed Elizabeth G. O’Farrell as Chair of the Board.

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Important Features of Our Executive Compensation Program
The Compensation Committee has structured our executive compensation program to ensure that our executive management team, including our Named Executive Officers, are compensated in a manner consistent with stockholder interests, competitive pay practices and applicable requirements of regulatory bodies. To help us accomplish these important objectives, we have adopted the following policies and practices over time:

What We Do:		What We Don’t Do:
✔	Emphasize pay for performance using a mix of annual and long-term incentives	X	Approve automatic or guaranteed annual salary increases
✔	Conduct competitive review designed to ensure executive compensation is aligned to market	X	Permit automatic or guaranteed bonuses or long-term incentive awards
✔	Require a compensation recoupment (i.e., clawback) with respect to our executive management team in our executive employment agreements, as well as in our Clawback Policy	X	Provide for tax gross-ups
✔	Appoint only independent directors to the Compensation Committee	X	Reprice options without stockholder approval
✔	Engage an independent compensation consultant reporting directly to the Compensation Committee	X	Allow hedging or pledging of Company stock
✔	Annually assess risk in our compensation programs and identify mitigation strategies	X	Grant stock options with an exercise price less than fair market value
✔	Conduct annual say-on-pay vote

Say-on-Pay Vote
At our 2024 annual meeting of stockholders, we sought an advisory vote from our stockholders regarding the compensation of our Named Executive Officers. The 2024 “say-on-pay” proposal was approved, with approximately 96.1% of the votes cast supporting the proposal. While this vote is a non-binding advisory vote, our Compensation Committee considers the results of the advisory vote as it completes its annual review of each pay element and the compensation packages provided to our Named Executive Officers. In light of the strong level of support evidenced by last year’s say-on-pay vote, among other factors, the Compensation Committee maintained its general approach to executive compensation and made no material changes to our executive compensation program for 2024 as a result of the vote; however, the Compensation Committee continues to monitor and evaluate our compensation program going forward in light of our stockholders’ views and our evolving needs and business strategy to ensure our compensation program aligns with the interests of our stockholders. We recognize the value of and are committed to engaging with our stockholders. As part of our stockholder engagement efforts, our executive management team addresses a variety of topics through regular contact with investors in a number of forums, including in quarterly earnings calls, investor and industry conferences and analyst meetings.
Our Executive Compensation Program
Philosophy and Objectives
We believe that the leadership of our current executive management team will be vital as we continue the commercialization of RYTELO in the United States and prepare to commercialize RYTELO in select countries in the European Union. Our industry is highly scientific, clinical, regulated and dynamic, which requires an executive management team that is exceptionally educated, dedicated and experienced. We also believe that the work of our executive officers, including our Named Executive Officers, toward accomplishing our corporate goals is highly collaborative and team-oriented, and we strive to ensure that the total compensation levels for our executives are competitive with those of

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other companies in our industry that compete with us for executive talent. When hiring new members of our executive management team, we work with our independent compensation consultant to understand the current market conditions and expectations based on the candidate’s experience and qualifications so that we can offer market-competitive compensation to attract and retain high performing executives with the necessary skills, values and experiences to contribute to our long-term success. Given the highly competitive industry in which we operate and the benefit we believe is conveyed to the Company by attracting, retaining, and motivating highly qualified and talented executives, the Compensation Committee has concluded that market-competitive compensation and retention are key factors in compensation decisions.
Our executive compensation program has the following general objectives:

Objectives	Description
Pay for Performance	We tie annual performance-based bonuses to the successful achievement of pre-established corporate and individual goals tied to our strategy
Alignment to Stockholders’ Interests
We structure long-term incentives subject to multi-year vesting based on continued service, such that value is realized based upon the appreciation of stock value and remaining in-service at the Company

Competitiveness	We compare our practices with appropriate peer companies to ensure annual and long-term compensation correspond with industry and market standards

We believe that these objectives align with our compensation philosophy and serve to help attract, motivate and retain our executive officers, including our Named Executive Officers, who drive strategic clinical, commercial and business objectives and build long-term stockholder value.
Pay for Performance/At-Risk Pay
Our executive compensation program is designed to reward achievement of the specific strategic goals that we believe will advance our business strategy and create long-term value for our stockholders. Consistent with our goal of attracting, motivating and retaining a high-caliber executive management team, our executive compensation program is designed to pay for performance. We utilize compensation elements that meaningfully align our Named Executive Officers’ interests with those of our stockholders to create long-term value. As such, a significant portion of our Chief Executive Officer’s and other executive officers’ compensation is “at-risk”, performance-based compensation, in the form of long-term equity awards (including, from time to time, performance-vesting equity awards) and annual cash incentives that are only earned if we achieve measurable corporate metrics.
In 2024, approximately 87% of our former Chief Executive Officer’s total direct compensation was comprised of “at-risk” compensation, and approximately 77% of the average total direct compensation for Ms. Robertson and Dr. Grethlein, our other Named Executive Officers who served as executive officers for the entire year, was comprised of “at- risk” compensation, in each case in the form of an annual performance-based bonus and long-term equity awards that have value only if our stock price increases from the price of the grant date.
Compensation Components
The primary components of our executive compensation program consist of elements that are available to all employees, including base salary, annual performance-based bonuses, stock options and, beginning January 1, 2025, restricted stock units, and broad-based benefits. To help retain and motivate our executive officers, including our Named Executive Officers, we target total compensation that is competitive with the biotechnology employment markets through the utilization of a mix of short- and long-term compensation, fixed and variable pay and cash and equity-based compensation. We believe a mixture of these

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components supports our objectives to (1) pay for performance, (2) align with stockholders’ interests, and (3) remain competitive in the marketplace. “Total compensation,” as referred to in this Compensation Discussion and Analysis, consists of annual base salary, annual performance-based bonus and long-term equity incentive compensation.
In the table below, we describe each compensation component, when it is paid, how we determine the amount or size of each component, and why we pay each component.

	/---------Fixed Pay ------- /	/-------------------Variable Pay (At Risk)---------------- /
	Base Salary	Performance-Based Bonus(1)	Long-Term Incentives
Form	Cash	Cash	Equity
When paid/vested	Ongoing, twice monthly	Annual	Time-Based Stock Options: Subject to six-month cliff vesting for new-hire grants; equity fully vested after four years of continuous service
New for 2025: Time-based restricted stock units (RSUs): Subject to annual vesting; equity fully vested after four years of continuous service
How determined	• Competitive data • Scope of responsibilities • Work experience • Critical skills • Individual performance
•
Target awards are set as a percent of salary based on competitive data
•
Award payouts are based on achievement of weighted corporate and individual goals and corporate values
•
CEO bonus tied 100% to corporate goal achievement

•
Based on competitive data and industry standards
•
Takes into consideration potential projected benefit upon stock price appreciation
•
Strategic company-level objectives (for performance-based awards) when granted

Why paid	Provides competitive levels of fixed pay to attract and retain executives	Motivates attainment of critical near-term priorities by linking annual company and individual performance to an annual incentive	Promotes retention of key talent, aligns executive and stockholder interests and encourages employee ownership in Geron

(1)	Reported as non-equity incentive plan compensation in the Summary Compensation Table.
Allocating Amongst Compensation Components
The Compensation Committee does not have any formal policies for allocating total compensation among the various components of the executive compensation program. Instead, the Compensation Committee uses its judgment, in consultation with its independent compensation consultant, Aon, to establish a mix of current, short-term and long-term incentive compensation, and cash and equity compensation for each Named Executive Officer that our Compensation Committee believes balances the needs of management in leading the business with those of our stockholders to drive near-term and long-term company performance. The Compensation Committee evaluates market data between the 25th and 75th percentiles of our peers to establish fair and equitable pay ranges and focuses on total compensation, factoring in all aspects of pay to maintain a program that is competitive and consistent with common practices. Specifically, in setting the annual level of total compensation for our Named Executive Officers, the Compensation Committee considers various factors, which typically include:
•	market-competitive compensation based on defined peer group market data provided by Aon;
•	corporate performance, including performance in light of current business challenges;
•	our level of achievement of our corporate goals;

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•	each Named Executive Officer’s individual performance (other than our Chief Executive Officer, whose bonus is based entirely on achievement of our corporate goals);
•	the criticality of each Named Executive Officer’s skill set, and the need to retain such skills;
•	the retention value of outstanding equity awards;
•	analyses of historical compensation levels for each Named Executive Officer and current company-wide compensation levels; and
•	trends for executive compensation for our industry and in our local employment markets.
Each of these factors is considered in the context of our overall compensation philosophy and objectives in determining executive compensation structure, as well as balancing against our financial resources and ability to award cash and equity incentives.
Process for Setting Executive Compensation
Role of the Compensation Committee
Appointed by our Board, the members of our Compensation Committee are independent of our management and meet the Nasdaq listing standards for independence. The Compensation Committee acts on behalf of the Board to oversee the compensation policies and practices applicable to all of our employees, including the administration of our equity plans and employee benefit plans. Typically, the Compensation Committee meets at least once quarterly, and may meet with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer, Chief People Officer, Chief Legal Officer and our independent compensation consultant, Aon. The Compensation Committee also meets in executive session without the presence of any employees. Historically, the Compensation Committee makes decisions related to executive compensation after conducting multiple meetings during the fourth quarter of the calendar year and the first quarter of the ensuing year.
Role of Independent Compensation Consultant
The Compensation Committee actively reviews and assesses our executive compensation program in light of the highly competitive employment environment in the biotechnology industry, the challenges of recruiting, motivating and retaining our executive officers, including our Named Executive Officers, in an industry such as ours, which has much longer business cycles than other commercial industries, and evolving compensation governance and best practices. To assist with this assessment, the Compensation Committee has the authority to retain special counsel and other experts, including compensation consultants, to support their responsibilities in determining executive compensation and related benefits. Since December 2011, the Compensation Committee has retained Aon as its independent compensation consultant due to its extensive analytical and compensation expertise in the biotechnology and pharmaceutical industry. Although the Company pays the costs of Aon’s services, the Compensation Committee has the sole authority to engage and terminate Aon’s services, as well as to approve fees for Aon’s services. Aon makes recommendations to the Compensation Committee, but it has no authority to make compensation decisions on behalf of the Compensation Committee or the Company. The Compensation Committee, at its discretion, may communicate and meet with Aon with no Company employees present.
In March 2024, the Compensation Committee reviewed information from Aon about potential conflicts of interest and analyzed whether the work of Aon as a compensation consultant raised any conflict of interest, taking into consideration the following six factors:
(i)	the provision of other services to Geron by Aon, any other Aon company or their affiliates (collectively, the “Aon Affiliates”);
(ii)	the amount of fees Geron paid to Aon or any Aon Affiliate as a percentage of the firm’s total revenue;

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(iii)	Aon’s policies and procedures to prevent conflicts of interest;
(iv)	any business or personal relationship of Aon, any Aon Affiliates or the individual compensation advisors employed by Aon with an executive officer of the Company;
(v)	any business or personal relationship of the individual compensation advisors employed by Aon with any member of the Compensation Committee; and
(vi)	any Geron Common Stock owned by the individual compensation advisors employed by Aon.
Based on these factors, the Compensation Committee determined that there were no conflicts of interest with respect to the provision of services by Aon to the Compensation Committee. In 2024, fees paid to Aon for their services as a compensation consultant to the Compensation Committee amounted to less than 1.0% of Aon’s total revenue for the same period, and Aon did not provide additional services, outside of general compensation survey data, to the Company in 2024. In March 2025, the Compensation Committee performed a similar analysis of Aon’s independence, and determined that there were no conflicts of interest with respect to the provision of services by Aon to the Compensation Committee.
For 2024, Aon provided the following services to the Compensation Committee:
•	reviewed emerging trends and topics regarding executive and non-employee director compensation;
•	recommended the companies to comprise a defined peer group to reference in determining executive and non-employee director compensation;
•	provided compensation data and practices related to executive officers for the defined peer group based on data from SEC filings and Aon’s Life Sciences Survey;
•	conducted a competitive review of the compensation of our executive officers and non-employee directors, including advising on the design and structure of compensation;
•	provided an analysis with respect to non-executive compensation, including equity grants;
•	prepared an analysis of share usage under our equity incentive plans in comparison to the defined peer group based on data from SEC filings; and
•	provided guidance on the size and structure of the new-hire compensation packages provided to senior executive hires.
Role of Management
To aid the Compensation Committee in its responsibilities, during the first quarter of each year, the Chief Executive Officer, with assistance from the Chief Legal Officer and Chief People Officer, provides the Compensation Committee with recommendations relating to the level of achievement the Company has attained with respect to our annual corporate goals. In addition, the Chief Executive Officer presents to the Compensation Committee written assessments of the performance and achievements, including support of our corporate values, for each of the Named Executive Officers (other than himself) for the prior year and recommends an individual performance factor and the corporate values performance factor for each Named Executive Officer (other than himself). The Compensation Committee gives considerable weight to the Chief Executive Officer’s performance evaluations of the other Named Executive Officers, since he has direct knowledge of the criticality of their work, performance and contributions. The Compensation Committee does not consult with any other executive officer with regard to its decisions. The Compensation Committee reviews the individual performance factor and the corporate values performance factor for each of the Named Executive Officers (other than the Chief Executive Officer) and adjusts the factors as it deems appropriate prior to approval. The Chief Executive Officer does not participate in the Compensation Committee’s or Board’s deliberations or decisions with regard to the Chief Executive Officer’s own compensation, which is recommended by the Compensation Committee to, and approved by the Independent Board.

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Use of Market Data and Peer Group Analysis
When considering executive compensation, the Compensation Committee believes it is important to be informed as to current compensation practices of comparable publicly traded companies in the life sciences industry and to understand the demand and competition that the Company faces in attracting and retaining individuals with specific expertise and experience. The Compensation Committee, therefore, actively reviews and assesses our executive compensation program in light of the highly competitive employment environment in the biotechnology industry, the challenges of recruiting, motivating and retaining our executive management team, including our Named Executive Officers, in an industry such as ours, which has much longer business cycles than other commercial industries, and evolving compensation governance and best practices.
In October 2023, based on the recommendation of Aon, the Compensation Committee determined that a defined peer group was appropriate to reference in connection with making 2024 executive compensation decisions. With the assistance of Aon, the Compensation Committee considered several factors in determining the companies to be included in the defined peer group for 2024 executive compensation decisions, including: (i) sector and stage of development, with a primary focus on publicly held pre-commercial or early-commercial U.S. biotechnology companies; (ii) market capitalizations that were within a reasonable range of our own (approximately one-half to three times our market capitalization); (iii) revenues below $300 million; and (iv) headcounts that were within a reasonable range of our own (approximately one-half to three times our headcount). Based on this analysis, the Compensation Committee determined that the following companies would be referenced when making 2024 executive compensation decisions:

2024 Peer Group(1)
1. ADMA Biologics, Inc. (ADMA)	8. Deciphera Pharmaceuticals, Inc. (DCPH)	15. Rhythm Pharmaceuticals, Inc. (RYTM)
2. Amylyx Pharmaceuticals, Inc. (AMLX)	9. ImmunityBio, Inc. (IBRX)	16. Seres Therapeutics, Inc. (MCRB)
3. Ardelyx, Inc. (ARDX)	10. ImmunoGen, Inc. (IMGN)	17. SpringWorks Therapeutics, Inc. (SWTX)
4. Catalyst Pharmaceuticals, Inc. (CPRX)	11. Krystal Biotech, Inc. (KRYS)	18. TG Therapeutics, Inc. (TGTX)
5. Coherus Biosciences, Inc. (CHRS)	12. MannKind Corporation (MNKD)	19. Travere Therapeutics, Inc. (TVTX)
6. Cytokinetics, Inc. (CYTK)	13. Mirum Pharmaceuticals, Inc. (MIRM)	20. Veracyte, Inc. (VCYT)
7. Day One Biopharmaceuticals, Inc. (DAWN)	14. Revance Therapeutics, Inc. (RVNC)	21. Vericel Corp. (VCEL)

(1)
The 2024 peer group reflects the following changes from our prior year peer group: (i) the removal of two companies that were acquired (CTI BioPharma and Provention Bio); (ii) the removal of two companies that no longer met the appropriate selection criteria for inclusion (Agenus and Reata Pharmaceuticals); and (iii) the addition of four companies that met the appropriate selection criteria for inclusion (Day One Biopharmaceuticals, MannKind, Mirum Pharmaceuticals and SpringWorks Therapeutics).

At the time the 2024 peer group was selected, our 60-day average market capitalization approximated the 47th percentile of the 2024 peer group, our headcount was below the 25th percentile of the 2024 peer group, and because we were then a pre-commercial company, our revenues were below the 25th percentile of the 2024 peer group.
In August 2024, with the assistance of Aon, the Compensation Committee evaluated our 2024 peer group and considered AON’s recommended updates thereto that were intended to reflect our transition to a commercial-stage company upon FDA approval of RYTELO in June 2024. Based on this analysis, which generally focused on the same factors as described above, the Compensation Committee determined that companies set forth in the table below would be referenced when making 2025 executive compensation decisions. This peer group was also referenced by the Compensation Committee when determining the new hire compensation packages awarded to Mr. Ziegler and Dr. Eid, who commenced employment with the Company in September 2024 and November 2024, respectively.

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2025 Peer Group(1)
1. ADMA Biologics, Inc. (ADMA)	9. Dynavax Technologies Corporation (DVAX)	17. Rhythm Pharmaceuticals, Inc. (RYTM)
2. Agios Pharmaceuticals, Inc. (AGIO)	10. ImmunityBio, Inc. (IBRX)	18. Soleno Therapeutics, Inc. (SLNO)
3. Ardelyx, Inc. (ARDX)	11. Iovance Biotherapeutics, Inc. (IOVA)	19. SpringWorks Therapeutics, Inc. (SWTX)
4. Axsome Therapeutics, Inc. (AXSM)	12. Krystal Biotech, Inc. (KRYS)	20. Syndax Pharmaceuticals (SNDX)
5. Blueprint Medicines Corporation (BPMC)	13. Ligand Pharmaceuticals, Incorporated (LGND)	21. TG Therapeutics, Inc. (TGTX)
6. Catalyst Pharmaceuticals, Inc. (CPRX)	14. Madrigal Pharmaceuticals, Inc. (MDGL)	22. Veracyte, Inc. (VCYT)
7. Cytokinetics, Inc. (CYTK)	15. MannKind Corporation (MNKD)	23. Vericel Corp. (VCEL)
8. Day One Biopharmaceuticals, Inc. (DAWN)	16. Mirum Pharmaceuticals, Inc. (MIRM)

(1)
The 2025 peer group reflects the following changes from our 2024 peer group: (i) the removal of two companies that were acquired (Deciphera Pharmaceuticals and Immunogen); (ii) the removal of five companies that no longer met the appropriate selection criteria for inclusion (Amylyx Pharmaceuticals, Coherus Biosciences, Revance Therapeutics, Seres Therapeutics and Travere Therapeutics); and (iii) the addition of nine companies that met the appropriate selection criteria for inclusion (Agios Pharmaceuticals, Axsome Therapeutics, Blueprint Medicines, Dynavax Technologies, Iovance Biotherapeutics, Ligand Pharmaceuticals, Madrigal Pharmaceuticals, Soleno Therapeutics and Syndax Pharmaceuticals).

At the time the 2025 peer group was selected, our 60-day average market capitalization approximated the 67th percentile, our headcount was below the 25th percentile, and, because we had recently received FDA approval for RYTELO and just commenced commercialization, our revenues were below the 25th percentile of the 2025 peer group.
Setting Base Salaries
The Compensation Committee (or the Independent Board with respect to the Chief Executive Officer, upon recommendation from the Compensation Committee), in consultation with Aon, sets base salaries for our Named Executive Officers when they join our Company or upon promotion. In addition, at the beginning of each calendar year, the Compensation Committee, in consultation with Aon (or the Independent Board with respect to our Chief Executive Officer, upon recommendation from the Compensation Committee), reviews and determines base salaries for our Named Executive Officers. The Compensation Committee (or the Independent Board with respect to our Chief Executive Officer, upon recommendation from the Compensation Committee) considers various factors, as noted above, in determining whether any base salary adjustments are necessary. The Compensation Committee does not apply any specific formulas in determining increases in base salaries for our Named Executive Officers and instead employs a holistic analysis of multiple relevant factors using its professional judgement and experience in determining base salary increases. Increases in base salary typically are effective as of January 1st of each calendar year.
Assessing Annual Corporate Performance
At the beginning of each calendar year, the Chief Executive Officer develops, with input from our Named Executive Officers, our annual corporate goals, including recommended weightings for each goal. The weighting for each corporate goal depends on its importance and business value for Geron and our stockholders. In addition, each goal is established with criteria to measure target goal accomplishment (100%), as well as criteria to measure stretch goal accomplishment (up to an additional 50% in the aggregate in certain cases). The Chief Executive Officer submits the corporate goals and recommended weightings to the Compensation Committee and the Independent Board for their review and approval. The Compensation Committee and Independent Board review the corporate goals and weightings and modify them as they deem appropriate prior to approval.

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During the first quarter of the year, as part of the annual year-end performance review process, the Compensation Committee evaluates our achievement of the corporate goals for the preceding year. To aid the Compensation Committee in its responsibilities, the Chief Executive Officer, with assistance from the Chief Legal Officer and Chief People Officer, provides the Compensation Committee with recommendations relating to the achievement the Company has attained with respect to our annual corporate goals, known as the corporate goal achievement factor. The Compensation Committee does not use a rigid formula to determine the corporate goal achievement factor, and to date, has not established a minimum threshold or maximum value that may be potentially realized for the corporate goal achievement factor. Also, the Compensation Committee can take into account additional achievements by the Company not originally set forth in the annual corporate goals. The corporate goal achievement factor can range from 0% to 150%. The Compensation Committee evaluates the corporate goal achievement factor and recommends the corporate goal achievement factor to the Independent Board, who has the final approval. In assessing the corporate goal achievement factor, the Compensation Committee and Independent Board consider the following:
•	the degree of success in achieving each corporate goal;
•	the degree of difficulty in achieving the corporate goal;
•	whether significant unforeseen obstacles or favorable circumstances altered the expected difficulty of achieving the desired results;
•	other conditions that may have made the stated goal more or less important to our success; and
•	any other significant company accomplishments not included in the formal goals, but nonetheless deemed important to our near- and long-term success.
The Compensation Committee recommends the corporate goal achievement factor to the Independent Board, which considers the recommendation of the Compensation Committee and may accept or modify such recommendation before approval. The Independent Board has the discretion to approve a corporate goal achievement factor above the maximum range in extraordinary circumstances where it determines such an increase is warranted. Calculation of annual performance-based bonuses for all employees, including our Named Executive Officers, generally occurs at the beginning of each calendar year based on performance of the prior year. Payment of annual performance-based bonuses typically occurs in the first quarter of the calendar year.
Determining Equity Grants
The Compensation Committee (or the Independent Board with respect to our Chief Executive Officer, upon recommendation from the Compensation Committee), in consultation with Aon, determines the size of any stock option grant according to each executive officer’s position. To do so, the Compensation Committee considers numerous factors, as outlined below under “2024 Stock Option Grants” and has the discretion to give relative weight to each of these factors as it sets the size of the stock option grant to appropriately create an opportunity for future reward based on increasing stockholder value. There is no set formula for the granting of stock options to employees, including our Named Executive Officers; however, we reference the grant ranges based on the market data provided by Aon for each position. While we have not adopted formal stock ownership or holding guidelines, our Named Executive Officers generally have held a substantial portion of the stock options they have received, even long after the stock options have vested, which helps to maintain alignment between the interests of our Named Executive Officers and those of our stockholders over the longer term.
Stock Option Granting Practices
Our general policy is to grant stock options on fixed dates determined in advance. All required approvals are obtained in advance of or on the actual grant date. The exercise price of all stock option grants, including to executive officers and directors, is equal to the closing price of our Common Stock as reported by the Nasdaq Global Select Market on the date of grant. Our standard vesting schedule for the first stock option grant awarded to newly hired employees, including executive officers, provides that 12.5% of the shares granted will vest six months after the vesting commencement date of the grant, and the remaining shares will vest in equal monthly installments over the following 42 months, so

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that vesting is complete four years from the date of grant, provided the employee continues to provide services to the Company during that time. Additional stock option grants made after an employee, including an executive officer, has provided services to the Company for more than six months, generally vest monthly from the date of grant over four years.
For more information about the timing of stock option grants, see the section entitled “Policies and Practices Related to the Grant of Certain Equity Awards.”
Compensation Decisions in 2024
2024 Base Salaries
In February 2024, the Compensation Committee reviewed and adjusted the base salaries for our executive management team, including our then-serving Named Executive Officers. In determining such adjustments, the Compensation Committee considered a number of factors, including:
•	the peer group market data provided by Aon at the 25th, 50th and 75th percentiles;
•	the individual performance of each Named Executive Officer in 2023, including the breadth of their responsibilities and the level of difficulty required to achieve the individual’s goals for 2024;
•	tenure, experience, skills and breadth of responsibilities of each Named Executive Officer;
•	managerial leadership exhibited by each Named Executive Officer;
•	achievement of the 2023 corporate goals and the active engagement of each Named Executive Officer that contributed to the achievement of the goals; and
•
the anticipated level of difficulty in replacing a Named Executive Officer with someone of comparable experience and skill, especially as the Company continues to develop as a commercial-stage company.

Based on this analysis, the Compensation Committee and, with respect to Dr. Scarlett, the Independent Board, approved base salary increases of 3% for each of Dr. Scarlett and Ms. Robertson, reflecting a market competitive merit increase. In addition, the Compensation Committee approved a base salary increase of approximately 14% for Dr. Grethlein to align his base salary closer to the 50th percentile of our peer group (his 2023 base salary fell below the 25th percentile of our peer group) and to reflect his broad cross-functional responsibilities in 2024 as our Chief Operating Officer. The 2024 base salary increases for Dr. Scarlett, Ms. Robertson and Dr. Grethlein became effective as of January 1, 2024.
The Compensation Committee approved base salaries for Mr. Ziegler and Dr. Eid in connection with their commencement of employment with the Company in September 2024 and November 2024, respectively. In determining such base salaries, the Compensation Committee considered several factors, including the 2025 peer group market data, the competitive market for executive talent in our industry, and the scope of their responsibilities.
The following were the approved annualized base salaries for each of our Named Executive Officers for 2024:

Named Executive Officer	2023 Base Salary	2024 Base Salary	Salary Increase (%)
John A. Scarlett, M.D.	787,000	810,600	3%
Michelle J. Robertson	525,000(1)	540,800	3%
Joseph Eid, M.D.	N/A	650,000(2)	N/A
Andrew J. Grethlein, Ph.D.	525,000	600,000	14.3%
James Ziegler	N/A	525,000(3)	N/A

(1)	Effective upon Ms. Robertson’s commencement of employment with the Company on September 25, 2023.
(2)	Effective upon Dr. Eid’s commencement of employment with the Company on November 11, 2024.
(3)	Effective upon Mr. Ziegler’s commencement of employment with the Company on September 9, 2024.

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2024 Annual Performance-Based Bonuses
In keeping with our pay for performance philosophy, the annual performance-based bonus that can be earned by each Named Executive Officer is variable and at risk due to its dependency on the performance of the individual and the overall Company. Consistent with prior years, for 2024, other than Dr. Scarlett, each Named Executive Officer’s annual performance-based bonus (with the exception of Dr. Eid) was contingent on the following: 50% upon the level of achievement of our corporate goals, 30% upon the level of achievement of individual goals, and 20% upon individual support and manifestation of our corporate values. Dr. Scarlett’s annual performance-based bonus was 100% contingent upon the level of achievement of our corporate goals. Dr. Eid was not eligible for, and he therefore did not receive, an annual performance-based bonus for 2024, due to the fact that his employment with the Company commenced in November 2024, and it is our practice to not award annual bonuses or base salary increases to employees, including Named Executive Officers, who commence employment after October 1 of the applicable calendar year. Pursuant to his employment agreement, Dr. Eid’s annual performance-based bonus target is equal to 55% of his base salary.
The table below summarizes the 2024 annual performance-based bonus targets as a percentage of annual salary for each of our Named Executive Officers (other than Dr. Eid, who was not eligible to receive a 2024 annual performance-based bonus). Each of these bonus targets approximated the 50th percentile of our peer group data, and with respect to the bonus targets of Dr. Scarlett, Ms. Robertson and Dr. Grethlein, they remained unchanged from their prior year levels. The Compensation Committee determined that these bonus targets were appropriate for 2024 in light of the functions for which our Named Executive Officers were accountable to ensure achievement of our 2024 corporate goals, and that they strengthened our ability to retain our Named Executive Officers in a competitive job market.

Named Executive Officer	Annual Incentive Bonus Target as a % of Salary
John A. Scarlett, M.D.	65%
Michelle J. Robertson	45%
Andrew J. Grethlein, Ph.D.	50%
James Ziegler (1)	45%

(1)	Mr. Ziegler joined the Company in September 2024 and was eligible to receive a pro-rated bonus based on the period of his employment with the Company during 2024.
2024 Corporate Goal Achievement Factor
The tables below summarize the corporate and stretch goals approved by the Independent Board for 2024, including assigned weightings, and the Compensation Committee’s and Independent Board’s assessments of the level of achievement of those goals. The Independent Board considered each 2024 goal to be rigorous and attainable only with strong performance, and they were designed to meaningfully advance our business strategy and, in so doing, contribute to the creation of stockholder value. In furtherance of our commitment to extend and enhance the lives of patients by altering the underlying drivers of disease, our 2024 corporate goals primarily focused on continuing to prepare for the potential FDA approval and commercial launch of RYTELO in the U.S., as well as continuing to achieve patient enrollment in IMpactMF, our Phase 3 clinical trial of RYTELO in patients with relapsed/refractory MF.

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Based on the achievements noted below, the Compensation Committee recommended, and the Independent Board approved, the overall 2024 corporate goal achievement factor to be 125%.

2024 Corporate Goals	Weighting	Highlights of Company Performance		Achieved?	Total Percentage Achieved
Achieve FDA approval of RYTELO (imetelstat)	35%	•	FDA approval of RYTELO for the treatment of certain adult patients with LR-MDS with transfusion-dependent anemia granted on June 6, 2024	Yes	35%
Achieve U.S. label consistent with assumptions in operational forecast	10%	•	Received FDA label indicating that RYTELO was approved for ESA relapsed/refractory or ineligible lower-risk MDS patients regardless of ring-sideroblast status	Yes	10%
Achieve 70% patient enrollment in IMpactMF, our Phase 3 clinical trial of RYTELO in patients with relapsed/refractory MF	10%	•	70% patient enrollment in IMpactMF achieved in August 2024	Yes	10%
Achieve U.S. commercial sales target for RYTELO of $33 million in gross revenue	10%	•	Achieved gross revenue for RYTELO of $89.4 million(1)	Yes	10%
Successfully complete manufacture of 188 mg vial drug product manufacturing process validation lots at CMO	10%	•	In progress at year end; set-up completed but production delayed due to maintenance shutdown at CMO facility in Q4 2024	Partially achieved	5%
Secure aggregate new funding of ≥ $150M	15%	•	Secured $150 million gross proceeds in equity offering in March 2024 and, in November 2024, up to $375 million in non-equity funding with Royalty Pharma and Pharmakon Advisors, of which $250 million in cash was provided to Geron at closing with another $125 million in debt available	Achieved	15%
At least 95% of employees on board by September 1, 2024 attend at least one Geron-conducted healthcare compliance training session in 2024	5%	•	Over 97% of employees on board by September 1, 2024 attended at least one Geron-conducted healthcare compliance training session in 2024	Achieved	5%
Experience turnover rate <10%	5%	•	Limited turnover rate to <8%	Achieved	5%
Total 2024 Corporate Goals Achieved					95%

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2024 Stretch Goals	Weighting	Highlights of Company Performance		Achieved?	Total Percentage Achieved
Achieve positive opinion by CHMP recommending the approval of RYTELO for the treatment of adult patients with transfusion-dependent anemia due to LR- MDS	+10%	•	Positive CHMP opinion received in December 2024	Yes	+10%
Demonstrate proof of concept for imetelstat in frontline MF or relapsed/refractory acute myelogenous leukemia/high-risk myelodysplastic syndrome	+10%	•	Announced Phase I findings from the two-part IMproveMF study suggesting tolerability of imetelstat in combination with ruxolitinib as frontline therapy in patients with MF	Yes	+10%
Exceed U.S. commercial sales target for RYTELO of $33 million in gross revenue by 15% ($38 million)	+10%	•	Achieved gross revenue for RYTELO of $89.4 million, thereby exceeding the U.S. commercial sales target by more than 15%(1)	Yes	10%
Complete a Board-approved business transaction	+20%	•	Not achieved	No	0%
Total 2024 Stretch Goals Achieved					30%
Total 2024 Corporate Goal Achievement Factor	Potential: Up to 150%			Actual: 125%

(1)
For a reconciliation of RYTELO gross product sales to reported RYTELO net product sales of $76.5 million for the year ended December 31, 2024, please see “Revenues -- Product Revenues, net” on page 81 of our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on February 27, 2025.

As summarized above, the Compensation Committee reviewed and recommended to the Independent Board, and the Independent Board determined, that the Company achieved 95% of the annual corporate goals and 30% of the stretch goals, for a total aggregate corporate goal achievement factor of 125%.
2024 Individual Performance and Corporate Values Performance Factors
Each Named Executive Officer’s 2024 individual performance factor was assessed on a holistic, non-formulaic basis taking into account multiple factors including, personal performance in accomplishing individual, team, departmental and functional goals and objectives; the overall performance of the functional areas for which the executive officer has responsibility; the manner in which the executive officer contributes to the overall success of the Company, including areas outside of his or her responsibility; and the overall management of staff within the department for which the executive officer is responsible. Each Named Executive Officer’s individual corporate values performance factor was based on actions during 2024 demonstrating his or her full support and manifestation of our corporate values. Our corporate values are pioneering pathways, better together, always authentic and purpose driven. Using the evaluations conducted by the Chief Executive Officer, the Compensation Committee determined the actual individual performance factor for our Named Executive Officers (other than the Chief Executive Officer) for 2024, which ranged from 125% to 130%, and the actual corporate values performance factor, which was 100%.

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2024 Individual Achievements by Named Executive Officers
Consistent with prior years, Dr. Scarlett’s 2024 annual performance-based bonus was tied 100% to the corporate goal achievement factor. Accordingly, with the Independent Board approval of the corporate goal achievement factor of 125% and Dr. Scarlett’s direct responsibility and contributions for the achievement of such goals, the Compensation Committee recommended, and the Independent Board approved, that Dr. Scarlett receive 125% of his 2024 target annual performance-based bonus.
Ms. Robertson was awarded an individual performance factor of 125% and a corporate values performance factor of 100% based on the achievements and contributions made by Ms. Robertson during 2024, including, in particular, that Ms. Robertson:
•
served a key leadership role in a broad range of functional areas, including finance, accounting, financial planning and analysis, investor relations and corporate communications, procurement and information technology;

•	conducted an assessment of the information technology organization, resulting in a reorganized department with broadened and commercially supportive experience;
•	evaluated and implemented enterprise resource planning, budget and procurement systems that support a commercially poised organization; and
•	led an equity offering that provided $150 million in gross proceeds and synthetic royalty and debt financings that provided $250 million in cash, with another $125 million in debt available.
Dr. Grethlein was awarded an individual performance factor of 130% and a corporate values performance factor of 100% based on the achievements and contributions made by Dr. Grethlein during 2024, including, in particular, that Dr. Grethlein:
•	served a key leadership role in a broad range of functional areas, including regulatory, manufacturing, quality, safety/pharmacovigilance, and human resources;
•
maintained responsibility and accountability for key interactions with regulatory authorities, including timely and effective responses to FDA information requests in connection with the Company’s first NDA filing for imetelstat; preparation and strategy for the FDA’s Oncologic Drugs Advisory Committee meeting, responses to manufacturing and quality matters, and the European Marketing Authorization Application submission and review process;

•	maintained responsibility and accountability for pre- and post-marketing pharmacovigilance strategy and launch readiness; and
•	maintained responsibility and accountability for pre-commercial and commercial ready manufacturing and quality operations and strategy, including implementation of alternative supply strategies.
Mr. Ziegler was awarded an individual performance factor of 125% and a corporate values performance factor of 100% based on the achievements and contributions made by Mr. Ziegler during 2024, including, in particular, that Mr. Ziegler:
•	served a key leadership role in a broad range of functional areas, including sales and marketing, commercial operations, marketing access and business analytics; and
•
upon joining the Company in September 2024, conducted an assessment of the commercial organization and implemented changes to optimize the U.S. launch of RYTELO, resulting in a reorganization of the commercial team and onboarding new leaders in sales and marketing and commercial operations with significant experience in new product launches.

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Following are the annual performance-based bonus targets and weighting percentages for each of the factors used to calculate the 2024 annual performance-based bonus for each of our Named Executive Officers (other than Dr. Eid, who was not eligible to receive a 2024 annual performance-based bonus due to his commencement of employment with the Company after October 1, 2024), as well as the 2024 actual bonus percentage awarded.

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	= (A*B*C) + (A*D*E) + (A*F*G) Annual Incentive Bonus Awarded as a % of Salary
Named Executive Officer	Annual Incentive Bonus Target as a % of Salary	Corporate Goal Achievement Weighting	2024 Corporate Goal Achievement Factor	Individual Performance Weighting	2024 Individual Performance Factor	Corporate Values Weighting	2024 Corporate Values Performance Factor
John A. Scarlett, M.D.	65%	100%	125%	N/A	N/A	N/A	N/A	81.25%
Michelle J. Robertson	45%	50%	125%	30%	125%	20%	100%	54.00%
Andrew J. Grethlein, Ph.D.	50%	50%	125%	30%	130%	20%	100%	60.75%
James Ziegler	45%	50%	125%	30%	125%	20%	100%	54.00%

New Hire Sign-On Bonus
In certain circumstances, we provide cash sign-on bonuses to attract executive talent. We determine whether to provide a newly hired executive with a sign-on bonus on a case-by-case basis after taking into account the specific circumstances involving hiring the executive, such as compensating the executive for certain bonus payments that the executive may forfeit from a previous employer or creating an additional incentive for the executive to join us.
Dr. Eid commenced serving as our Executive Vice President, Research and Development in November 2024. In connection with his hire, Dr. Eid received a one-time cash sign-on bonus of $200,000 as an inducement to join the Company, which the Compensation Committee determined was essential to the successful recruitment of Dr. Eid, who was ineligible to receive an annual performance-based bonus under our bonus program for 2024 due to his commencement of employment after October 1, 2024, in light of the highly competitive market environment in the biotechnology industry. The sign-on bonus is subject to repayment if Dr. Eid voluntarily leaves the Company before the first anniversary of the commencement of his employment.
2024 Stock Option Grants
Consistent with the objectives of our executive compensation program to link pay with performance, align the interests of stockholders and employees, and encourage employee ownership in Geron, the Compensation Committee (or the Independent Board with respect to our Chief Executive Officer, upon recommendation from the Compensation Committee) approved annual stock option grants in February 2024 to our Named Executive Officers who were employed at that time, as well as new hire stock option grants to Mr. Ziegler and Dr. Eid upon their commencement of employment in September and November 2024, respectively. The Compensation Committee (or the Independent Board with respect to our Chief Executive Officer, upon recommendation from the Compensation Committee), in consultation with Aon, determines the size of any stock option grant to members of our executive management team, including our Named Executive Officers, according to each individual’s role in the Company. There is no set

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formula for the granting of stock options to employees, including our Named Executive Officers; however, the Compensation Committee (or the Independent Board with respect to our Chief Executive Officer, upon recommendation from the Compensation Committee) considered the following factors for each Named Executive Officer:
•	overall corporate performance in the prior year;
•	a Named Executive Officer’s recent performance history (if applicable) and his or her potential for future responsibility;
•	criticality of the individual to the long-term success of the Company;
•	stock options previously granted to the individual;
•	the amount of actual versus theoretical equity value per year that has been derived to date by the individual;
•	the current actual value of unvested equity grants for each individual;
•	the percentage of stock option grants with exercise prices greater than Geron’s current stock price; and
•	the number of stock option grants that have expired unexercised as a result of market conditions.
In addition to the above factors, the Compensation Committee (or the Independent Board with respect to our Chief Executive Officer, upon recommendation from the Compensation Committee) referenced the defined peer group market data provided by Aon and, consistent with our philosophy to place greater emphasis on at-risk compensation elements that align with the creation of long-term value for our stockholders, determined that in 2024 generally targeting between the 50th and 75th percentiles of our peer group data for total equity compensation was appropriate for determining the level of stock option grants for our Named Executive Officers (other than for Mr. Ziegler and Dr. Eid, whose new hire stock option grants were each made as an inducement to join the Company and to create meaningful alignment between their incentives and the interests of our stockholders).
In 2024, the Compensation Committee (and the Independent Board with respect to the Chief Executive Officer, upon recommendation from the Compensation Committee) also determined that the equity awards granted to our Named Executive Officers in 2024 should continue to consist only of stock options, consistent with market trends for pre-commercial / development stage companies whereby value is created over time for investors as our product portfolio advances and we gain regulatory approvals. In accordance with our equity grant practices, the exercise price for the stock option grants was equal to the closing price of our Common Stock reported by the Nasdaq Global Select Market on the date of grant and the vesting schedule is monthly over four years from the date of grant, provided the Named Executive Officer continues to provide services to Geron, with new hire stock options subject to six-month cliff vesting.
Pursuant to the terms of our equity incentive plans, the vesting of such stock options is subject to acceleration under certain termination or change in control circumstances as described under the sub-section entitled “Potential Payments Upon Termination or Change in Control.”

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Our Named Executive Officers received the following stock option grants in 2024. For additional information on each grant, see the “Outstanding Equity Awards at Fiscal Year-End” table.

Named Executive Officer	Annual Time-Based Stock Option Grant (# of shares)	New Hire Time-Based Stock Option Grant (# of shares)
John A. Scarlett, M.D.	3,000,000	—
Michelle J. Robertson	850,000	—
Joseph Eid, M.D.	N/A(1)	2,500,000
Andrew J. Grethlein, Ph.D.	1,200,000	—
James Ziegler	N/A(1)	1,600,000

(1)
Annual time-based stock option grants are customarily made by our Compensation Committee in February of the applicable year. Because Mr. Ziegler and Dr. Eid commenced employment with the Company in September 2024 and November 2024, respectively, neither individual received an annual time-based stock option grant in 2024.

2025 Change to Annual Equity Grant Mix
In February 2025, upon the recommendation of Aon and to be more consistent with competitive market practice among commercial-stage biotechnology companies, the Compensation Committee and the Independent Board determined that the annual equity grants made to our currently-serving Named Executive Officers for 2025 will consist of a mix of stock options and RSUs, with stock options representing 75% of the target total value of each annual grant and RSUs representing the remaining 25% of such target total value. In making such determination, the Compensation Committee also considered that RSUs help build stock ownership, provide long-term retention value, and are less dilutive to our stockholders than stock options. Our Compensation Committee and Independent Board determined, upon recommendation of Aon, to grant RSUs in an amount equal to one-half of the amount that would be granted in stock options.
Vesting of Performance-Based Stock Options Granted in Prior Years
In June 2024, upon approval by the FDA for imetelstat in LR-MDS, performance-based stock options previously granted to Drs. Scarlett and Grethlein in November 2018 and to Ms. Robertson in September 2023 each vested in full. Accordingly, Dr. Scarlett, Dr. Grethlein and Ms. Robertson vested in 1,000,000 shares, 452,804 shares and 250,000 shares, respectively.
Additional Compensation Information
Other Benefits
Prior to the conclusion of his service to the Company on March 10, 2025, and in accordance with his employment agreement, in 2024, Dr. Scarlett was eligible to receive reimbursement for up to $4,000 per month in housing expenses and up to $20,000 for travel costs incurred over the course of the year, in connection with the commute from his personal residence in Texas to our headquarters in Foster City, California. These commuting expense benefits were negotiated with Dr. Scarlett at the time of his initial employment in 2011 and were deemed a reasonable expense and necessary inducement to his commencement of employment with us. Dr. Scarlett ceased serving as our President and Chief Executive Officer and resigned from our Board on March 10, 2025, and he did not receive separate compensation for serving as a member of our Board.

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Geron offers a comprehensive array of benefits to its employees, including our Named Executive Officers. These include:
•	comprehensive medical, dental, vision coverage and life insurance;
•	a “cafeteria” plan administered pursuant to Section 125 of the Code, which includes Geron’s medical and dental insurance, medical reimbursement, and dependent care reimbursement plans;
•	monthly stipend to reimburse for expenses associated with remote working;
•	annual reimbursement allowance for health and wellness expenses;
•
a 401(k) plan, which is a retirement savings defined contribution plan established in accordance with Section 401(a) of the Code (in 2024, we provided a fully vested employer matching contribution in cash equal to 50% of each employee’s annual contributions, up to a maximum of $10,000); and

•	an Employee Stock Purchase Plan, which is implemented and administered pursuant to Section 423 of the Code.
Executive officers pay for 20% of their health premium cost, which is deducted from their gross salary. Other employees pay either 10% or 15% of their health premium cost. We do not offer any defined benefit pension plans or health benefits during retirement.
Employment Agreements and Potential Payments Upon Termination or Change in Control
We have entered into written employment agreements with each of our executive officers, including our Named Executive Officers, that set forth the terms of their employment, including initial base salaries, and eligibility to participate in the Company’s annual performance-based bonus program. In addition, each employment agreement includes restrictive covenants, such as non-compete and non-solicitation provisions, that would apply in the event of termination, which our Board believes helps to protect the value invested by the Company in its personnel and operations. Each of our executive officers, including our Named Executive Officers, is employed “at will.”
Our executive officers, including our Named Executive Officers, are entitled to certain severance and change in control benefits under the terms of our Amended Severance Plan (as defined below in the sub-section entitled “Amended Severance Plan”), their employment agreements and our equity plans, as further described under the sub-section entitled “Potential Payments Upon Termination or Change in Control.” Given the nature of the life sciences industry and the range of strategic initiatives we may explore, the Compensation Committee believes these severance and change in control provisions are essential elements of our executive compensation program and assist us in recruiting, retaining and developing key management talent in the competitive biotechnology employment market. Our change in control benefits are intended to allow employees, including our Named Executive Officers, to focus their attention on the business operations of the Company in the face of the potentially disruptive impact of a rumored or actual change in control transaction, to assess takeover bids objectively without regard to the potential impact on their own job security and to allow for a smooth transition in the event of a change in control of the Company. In addition, our severance benefits provide reasonable protection to our executive officers, including our Named Executive Officers, in the event that they are not retained. We do not provide for any excise tax gross-ups in the Amended Severance Plan or in an individual employment agreement with any of our executive officers, including our Named Executive Officers.
Clawback Policies
Our Compensation Committee has adopted an Incentive Compensation Recoupment Policy (the “Clawback Policy”), which complies with Nasdaq’s listing standards that apply to incentive compensation earned after October 2, 2023. The Clawback Policy provides that, in the event we are required to prepare an accounting restatement, we will be required to recover incentive-based compensation received by any current or former executive officer based wholly or in part upon the attainment of a financial reporting measure that was erroneously awarded during the three completed fiscal years immediately preceding the date the restatement was required.

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In addition to the Clawback Policy, as a public company subject to the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, if we are required as a result of misconduct to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our Chief Executive Officer and Chief Financial Officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive.
Each of our executive officers’ employment agreements also contains a “clawback provision” that requires the executive officer to forfeit his or her entire annual performance-based bonus if we determine that such executive officer has engaged in any misconduct intended to affect the payment of his or her annual performance-based bonus, or has otherwise engaged in any act or omission that would constitute cause for termination of his or her employment, as defined by his or her employment agreement.
Tax and Accounting Implications of Executive Compensation
Under Section 162(m), compensation paid to each of the Company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible, unless the compensation qualifies for certain grandfathered exceptions (including the “performance-based compensation” exception) for certain compensation paid pursuant to a written binding contract in effect on November 2, 2017 and not materially modified on or after such date.
Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at a number of other factors in making its decisions and retains the flexibility to provide compensation to the Company’s Named Executive Officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its stockholders.
In addition to considering the tax consequences, the Compensation Committee considers the accounting consequences of its decisions, including the impact of stock-based compensation expense being recognized in connection with stock option grants, in determining the size and form of different equity awards.

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Compensation Committee Report
The Compensation Committee of Geron’s Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and contained within this Proxy Statement with management and, based on such review and discussions, our Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into our Annual Report on Form 10-K for the year ended December 31, 2024.
Submitted by the members of the Compensation Committee of the Board of Directors:
Susan M. Molineaux, Ph.D. (Chair)
Gaurav Aggarwal, M.D.
Robert J. Spiegel, M.D., FACP
This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, other than in Geron’s Annual Report on Form 10-K where it shall be deemed to be furnished, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Executive Compensation Tables and Related Narrative Disclosure
Summary Compensation Table
The following table includes information concerning compensation for the years ended December 31, 2024, 2023 and 2022 with respect to our Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
John A. Scarlett, M.D. Former Chairman of the Board, President and Chief Executive Officer	2024	810,600	—	4,591,200	658,600	64,838	6,125,238
	2023	787,000	17,906	3,563,000	493,694	62,492	4,924,092
	2022	761,320	—	1,468,740	671,000	96,142	2,997,202
Michelle J. Robertson Executive Vice President, Finance, Chief Financial Officer and Treasurer (as of September 25, 2023)	2024	540,800	—	1,300,840	292,000	13,576	2,147,216
	2023	141,346	126,194	2,128,680	67,006	6,433	2,469,659
Joseph Eid, M.D. Executive Vice President, Research & Development (as of November 11, 2024)	2024	93,750	200,000(4)	6,902,500	—	10,348	7,762,848
Andrew J. Grethlein, Ph.D. Executive Vice President, Chief Operating Officer	2024	600.000	—	1,836,480	364,500	12,976	2,813,956
	2023	525,000	5,007	1,588,080	281,093	15,911	2,415,091
	2022	507,546	—	524,550	302,500	37,153	1,371,749
James Ziegler Executive Vice President, Chief Commercial Officer (as of September 9, 2024)	2024	163,221	—	5,154,400	88,300	1,044	5,768,744

(1)
Amounts do not reflect dollar amounts actually received by our Named Executive Officer and instead, in accordance with SEC rules, represent the aggregate grant date fair value of stock option awards granted during the applicable fiscal year as calculated in accordance with FASB ASC Topic 718. Refer to Note 10 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024 regarding assumptions underlying the valuation of stock options on awards and the calculation method. Refer to the tables under the sub-section entitled “Outstanding Equity Awards at Fiscal Year-End” for information as to each Named Executive Officers’ vested and unvested stock option holdings, and under the sub-section entitled “Compensation Discussion and Analysis - 2024 Stock Option Grants” for the number of stock options granted during 2024.

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(2)
Amounts disclosed under the “Non-Equity Incentive Plan Compensation” column represent the portion of the annual performance-based bonuses earned pursuant to objective performance criteria established as part of our annual performance-based bonus plan for the indicated year for the achievement of pre-established corporate and other goals. For further discussion on performance-based bonuses paid for 2024, see the sub-section entitled “Compensation Discussion and Analysis - 2024 Annual Performance-Based Bonuses.” Annual performance-based bonuses earned during the year are typically paid in February of the following year.

(3)
Amounts shown include, as applicable: (i) reimbursements for housing, travel expenses and working from home reimbursements; (ii) the portion of life and disability insurance premiums paid by the Company; and (iii) the matching contribution made to the Geron 401(k) Plan on behalf of each Named Executive Officer. Amounts for the 2024 fiscal year were as follows:

Named Executive Officer	Housing Allowance ($)	Commute Travel Reimbursement ($)	Insurance Premiums ($)	401(k) Match ($)(a)	Working from Home Reimbursement ($)	Total ($)
John A. Scarlett, M.D.	48,000	14,198	1,440	—	1,200	64,838
Michelle J. Robertson	—	—	1,776	10,000	1,800	13,576
Joseph Eid, M.D.	—	—	148	10,000	200	10,348
Andrew J. Grethlein, Ph.D.	—	—	1,776	10,000	1,200	12,976
James Ziegler	—	—	444	—	600	1,044

(a)
Under Geron’s 401(k) Plan, all participating employees may contribute up to the annual Internal Revenue Service contribution limit. In December 2024, the Compensation Committee approved a matching contribution equal to 50% of each employee’s annual contributions during 2024, up to a maximum amount of $10,000. The matching contributions were paid in cash in February 2025.

(4)
For Dr. Eid, $200,000 reflects a sign-on bonus paid in 2024 in connection with the commencement of his employment with the Company, which bonus is subject to repayment if he voluntarily leaves the Company before the one-year anniversary of his commencement of employment. For further discussion on the sign-on bonus, see the sub-section entitled “Compensation Discussion and Analysis - New Hire Sign-On Bonus.”

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Grants of Plan-Based Awards for 2024
The following table sets forth information regarding grants of plan-based awards with respect to each of our Named Executive Officers for the 2024 fiscal year:

Named Executive Officer	Approval Date	Grant Date	Type of Award	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards Target ($)(1)	All Other Option Awards:
					Number of Securities Underlying Options (#)(2)	Exercise Price of Stock Options ($/Sh)(3)	Grant Date Fair Value of Stock Option Awards ($)(4)
John A. Scarlett, M.D.			Annual Performance- Based Bonus	$526,890
	02/14/24	02/14/2024	Options		3,000,000	$2.10	$4,591,200
Michelle J. Robertson			Annual Performance- Based Bonus	$243,360
	02/14/24	02/14/2024	Options		850,000	$2.10	$1,300,840
Joseph Eid, M.D.			Annual Performance- Based Bonus
	11/01/24	11/11/2024	Options		2,500,000	$4.12	$6,902,500
Andrew J. Grethlein, Ph.D.			Annual Performance- Based Bonus	$300,000
	02/14/24	02/14/2024	Options		1,200,000.00	$2.10	$1,836,480
James Ziegler			Annual Performance- Based Bonus	$236,250
	08/08/24	09/09/2024	Options		1,600,000	$4.41	$5,154,400

(1)
This column sets forth the target amount of each Named Executive Officer’s annual performance-based bonus for the 2024 fiscal year under our annual performance-based bonus plan, which does not include threshold or maximum amounts. Accordingly, the amounts set forth in this column do not represent actual compensation earned by our Named Executive Officers for the 2024 fiscal year. For the actual compensation paid to our Named Executive Officers for the 2024 fiscal year, see the sub-section entitled “Summary Compensation Table.” For further discussion, see the sub-section entitled “Compensation Discussion and Analysis – 2024 Annual Performance-Based Bonuses.”

(2)	Options are subject to time-based vesting criteria established by the Compensation Committee and described in the footnotes to the Outstanding Equity Awards at Fiscal Year End table below.
(3)	The exercise price per share of these stock options is equal to the closing price of our Common Stock on the applicable grant date.
(4)
Amounts represent the grant date fair value of each stock option granted in 2024 calculated in accordance with FASB ASC Topic 718. Refer to Note 10 of the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024 regarding assumptions underlying the valuation of stock option awards and the calculation method.

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Outstanding Equity Awards at Fiscal Year-End
The following table includes information with respect to all outstanding stock options held by our Named Executive Officers as of December 31, 2024:

Named Executive Officer	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($/Sh)	Option Expiration Date
John A. Scarlett, M.D.	03/13/2015	600,000	—	—	4.34	03/13/25(1)
	02/09/2017	1,050,000	—	—	2.15	02/09/27
	01/31/2018	1,050,000	—	—	2.45	01/31/28
	11/07/2018	500,000(2)	—	—	1.72	11/06/28
	11/07/2018	1,000,000(3)	—	—	1.72	11/06/28
	01/30/2019	1,050,000	—	—	1.03	01/29/29
	02/12/2020(4)	582,750	—	—	1.295	02/11/30
	02/02/2021(4)	575,000	25,000	—	2.055	02/01/31
	02/16/2022(4)	1,487,500	612,500	—	1.06	02/15/32
	02/22/2023(4)	802,083	947,917	—	2.83	02/21/33
	02/14/2024(4)	625,000	2,327,380	—	2.10	02/13/34
Michelle J. Robertson	09/25/2023(5)	421,875	928,125	—	2.17	09/24/33
	09/25/2023	250,000(3)	—	—	2.17	09/24/33
	02/14/2024(4)	177,083	672,917	—	2.10	02/13/34
Joseph Eid, M.D.	11/11/2024(5)	—	2,500,000		4.12	11/10/34
Andrew J. Grethlein, Ph.D.	03/13/2015(1)	105,000	—	—	4.34	03/13/25
	02/11/2016	105,000	—	—	2.54	02/11/26
	02/09/2017	161,471	—	—	2.15	02/09/27
	01/31/2018	186,018	—	—	2.45	01/31/28
	01/30/2019	236,121	—	—	1.03	01/29/29
	02/12/2020	291,375	—	—	1.295	02/11/30
	02/02/2021(4)	287,500	12,500	—	2.055	02/01/31
	02/16/2022(4)	531,250	218,750	—	1.06	02/15/32
	02/22/2023(4)	357,500	422,500	—	2.83	02/21/33
	02/14/2024(4)	250,000	950,000	—	2.10	02/13/34
James Ziegler	09/09/2024(5)	—	1,600,000	—	4.41	09/08/34

(1)	Stock option expired unexercised.
(2)
Stock option vested fully and became exercisable upon written certification by the Compensation Committee of the achievement of acceptance for review by the FDA of an NDA for the first imetelstat indication.

(3)
Stock option vested fully and became exercisable upon written certification by the Compensation Committee of the achievement of regulatory approval by the FDA of an NDA for the first imetelstat indication.

(4)
Stock option vests in a series of 48 substantially equal consecutive monthly installments commencing from the grant date provided the executive officer continues to provide services to the Company. In addition to the specific vesting schedule for each stock option, each unvested stock option is subject to potential future vesting acceleration as described under the sub-section entitled “Potential Payments Upon Termination or Change in Control” below.

(5)
Stock option vests with respect to 12.5% of the shares on the six-month anniversary of grant and with respect to the remaining shares in a series of 42 equal consecutive monthly installments commencing thereafter, provided the executive officer continues to provide services to the Company. In addition to the specific vesting schedule for each stock option, each unvested stock option is subject to potential future vesting acceleration as described under the sub-section entitled “Potential Payments Upon Termination or Change in Control” below.

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Option Exercises and Stock Awards Vested in 2024
The following table summarizes information with respect to stock option awards exercised by our Named Executive Officers during fiscal year 2024. Our Named Executive Officers did not hold any restricted stock awards or other stock awards during the 2024 fiscal year, and, therefore, none vested during the year.
Option Exercises During Fiscal Year 2024

	Option Awards
Named Executive Officer	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)
John A. Scarlett, M.D.	600,000	$876,000
Michelle J. Robertson	—	—
Joseph Eid, M.D.	—	—
Andrew Grethlein, Ph.D.	674,348	$1,913,125
James Ziegler	—	—

(1)
Value determined by subtracting the exercise price per share from the market value per share of our Common Stock at the time of exercise and multiplying the difference by the number of shares acquired on exercise.

Pension Benefits
Other than with respect to tax-qualified defined contribution plans such as the 401(k) Plan, the Named Executive Officers do not participate in any plan that provides for retirement payments and benefits, or payments and benefits that will be provided primarily following retirement.
Non-Qualified Defined Contribution and Other Nonqualified Deferred Compensation Plans
During the 2024 fiscal year, the Named Executive Officers did not contribute to, or earn any amounts with respect to, any defined contribution or other plan sponsored by us that provides for the deferral of compensation on a basis that is not tax-qualified.
Additional Benefits
Our Named Executive Officers are eligible to participate in our benefit plans generally available to all employees, as described in the sub-section entitled “Compensation Discussion and Analysis – Broad-Based Benefits.”
Policies and Practices Related to the Grant of Certain Equity Awards
We provide the following discussion of the timing of option awards in relation to the disclosure of material nonpublic information, as required by Item 402(x) of Regulation S-K.
From time to time, we grant stock options to our employees, including the Named Executive Officers. Our long-standing practice has been to grant stock options on a predetermined schedule. Typically, at the first quarterly meeting of any new fiscal year, which

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typically occurs in February, our Compensation Committee or, with respect to the Chief Executive Officer’s equity award, the Board, reviews and approves the equity compensation to be awarded to executive officers. The grant of approved equity awards typically occurs within one week after the approval of such equity awards. In addition, historically, the Company has awarded new-hire option grants at the same time each month, and has awarded periodic annual refresh employee option grants, which refresh grants are typically approved by the Compensation Committee at the first quarterly meeting of any new fiscal year, which typically occurs in February.
Eligible employees, including our Named Executive Officers, may voluntarily enroll in our 2014 Purchase Plan and receive an option to purchase shares of our Common Stock at a discount using payroll deductions accumulated during the prior six-month period. Purchase dates under the 2014 Purchase Plan are generally the first trading day in July and January.
Non-employee directors receive automatic initial and annual stock option grants, at the time of a director’s appointment or election to the Board and at the time of each annual meeting of our stockholders, respectively, and, at their election, may receive Common Stock in lieu of annual cash compensation. For additional information on the Director Compensation Policy see above under the heading, “Compensation of Directors.” The Company does not otherwise maintain any written policies on the timing of equity awards. The Compensation Committee has a practice of generally granting new-hire stock options at the same time each month, and the timing of the standard monthly grant is communicated in all new-hire offer letters. Accordingly, the Compensation Committee generally does not take MNPI into account when determining the timing of awards and it does not seek to time the award of stock options in relation to the Company’s public disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.
The Company did not grant any stock options to Named Executive Officers in the last completed fiscal year during the period from four business days before to one business day after the filing of any of the Company’s Annual Report on Form 10-K, any Quarterly Reports on Form 10-Q, or the filing or furnishing of any Current Report on Form 8-K that discloses material nonpublic information.
CEO Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of the 2024 annual total compensation of Dr. Scarlett, who served as our Chief Executive Officer until the end of his tenure on March 10, 2025, to the annual total compensation of our median employee.
The annual total compensation for 2024 for our Chief Executive Officer was $6,125,238, as reported in the Summary Compensation Table. The annual total compensation for 2024 for our median employee, identified as discussed below, was $398,232, calculated using the methodology below. Based on this information, for 2024, the ratio of the annual total compensation of our Chief Executive Officer to the median employees’ annual total compensation (the “CEO Pay Ratio”) was approximately 15 to 1.
Methodology, Assumptions and Estimates Used in Determining our Pay Ratio Disclosure
We identified the median employee from our entire employee population (other than our Chief Executive Officer), whether employed on a full-time or part-time basis, as of October 1, 2024, which consisted of 226 employees. We identified the median employee by (i) aggregating for each applicable employee: (A) base salary, (B) the target bonus or commission for 2024, (C) the estimated accounting value of any equity awards granted during 2024, and (ii) ranking this compensation measure for our employees from lowest to highest. In identifying the median employee, we converted compensation amounts paid in foreign currencies based on the applicable year-to-date average exchange rate as of October 1, 2024 and annualized the compensation values of individuals that joined our Company during 2024. We did not exclude workers in non-U.S. countries and did not make any cost-of-living adjustments.

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After applying our methodology, we identified 33 median employees who were all newly hired in 2024. Due to the anomalous compensation characteristics of these median employees, we substituted an employee near the median whose compensation was considered more representative. Once the median employee was identified, we calculated the annual total compensation of this employee for the 2024 fiscal year in a manner consistent with that used to calculate the annual total compensation for our Named Executive Officers in the Summary Compensation Table above.
This information is being provided for compliance purposes and should be viewed as a reasonable estimate calculated in a manner consistent with the SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
The Compensation Committee, the Independent Board and our management did not use the CEO Pay Ratio measure in making compensation decisions for our employees or Named Executive Officers in 2024.
Employment Agreements and Severance Arrangements with Named Executive Officers
We have entered into written employment agreements with each member of our executive management team, including our Named Executive Officers, that set forth the terms of their employment, including initial base salaries, and eligibility to participate in the Company’s annual performance-based bonus program. In addition, each employment agreement includes restrictive covenants, such as non-compete and non-solicitation provisions in accordance with applicable laws, that would apply in the event of termination, which our Board believes helps protect the value invested by the Company in its personnel and operations. Each member of our executive management team, including our Named Executive Officers, is employed “at will.”
Employment Agreement with Dr. Scarlett
We entered into an employment agreement with Dr. Scarlett dated September 29, 2011, in connection with the commencement of his employment with us. Dr. Scarlett’s employment agreement originally provided him with an initial annual base salary of $550,000, subject to increase, and an annual performance-based bonus targeted at 60% of his annual base salary. On February 11, 2014, we amended Dr. Scarlett’s employment agreement to provide for an annual base salary of $586,500, subject to increase, and to include a clawback provision. For current salary and bonus information, please see the sub-section entitled “Summary Compensation Table” for more information. On January 31, 2018, we further amended Dr. Scarlett’s employment agreement to increase the reimbursement for housing expenses to not more than $4,000 per month. See the sub-section entitled “2024 Other Compensation” for more information on the reimbursement arrangements we provided to Dr. Scarlett for housing expenses and travel costs. On January 31, 2019, we amended and restated Dr. Scarlett’s employment agreement to (a) consolidate all of the previous amendments; (b) provide for an annual base salary of $690,000, subject to increase; and (c) clarify that in the event of a covered termination or change in control transaction, Dr. Scarlett will receive the greater of the severance benefits set forth in his employment agreement or the severance benefits provided for in the Company’s Amended Severance Plan (without duplication), as defined below. Dr. Scarlett’s employment terminated on March 31, 2025, in connection with the conclusion of his service to the Company. In connection with his departure from the Company, Dr. Scarlett was eligible for certain severance benefits under the terms of his employment agreement with Geron. See the sub-section entitled “Potential Payments Upon Termination or Change in Control” for further information.

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Employment Agreement with Ms. Robertson
We entered into an employment agreement with Ms. Robertson effective September 25, 2023, in connection with her appointment as our Executive Vice President, Finance, Chief Financial Officer and Treasurer, that provided an initial annual base salary of $525,000 and an annual performance-based bonus targeted at 45% of her annual base salary, as well as a cash sign-on bonus of $125,000. The sign-on bonus was subject to repayment if Ms. Robertson voluntarily leaves the Company before September 25, 2024. In addition, Ms. Robertson received a time-based stock option to purchase 1,350,000 shares of Common Stock and a performance-based stock option to purchase 250,000 shares of Common Stock. For current salary and bonus information, please see the sub-section entitled “Summary Compensation Table” for more information. Ms. Robertson’s employment agreement provides that in the event of a covered termination or change in control transaction, Ms. Robertson will receive the greater of the severance benefits set forth in her employment agreement or the severance benefits provided for in the Company’s Amended Severance Plan (without duplication), as defined below. See the sub-section entitled “Potential Payments Upon Termination or Change in Control” for further information.
Employment Agreement with Dr. Eid
We entered into an employment agreement with Dr. Eid effective November 11, 2024, in connection with his appointment as our Executive Vice President, Research and Development, that provided an initial annual base salary of $650,000 and an annual performance-based bonus targeted at 55% of his annual base salary, as well as a cash sign-on bonus of $200,000. The sign-on bonus is subject to repayment if Dr. Eid voluntarily leaves the Company before November 11, 2025. In addition, Dr. Eid received a time-based stock option to purchase 2,500,000 shares of Common Stock. Dr. Eid’s employment agreement provides that in the event of a covered termination or change in control transaction, Dr. Eid will receive the greater of the severance benefits set forth in his employment agreement or the severance benefits provided for in the Company’s Amended Severance Plan (without duplication), as defined below. See the sub-section entitled “Potential Payments Upon Termination or Change in Control” for further information.
Employment Agreement with Dr. Grethlein
We entered into an employment agreement with Dr. Grethlein effective September 17, 2012, in connection with the commencement of his employment with us, that provided an annual base salary of $355,000 and an annual performance-based bonus targeted at 45% of his annual base salary. On February 11, 2014, we amended Dr. Grethlein’s employment agreement to provide for an annual base salary of $379,000, subject to increase, and to include a clawback provision. On January 31, 2019, we amended and restated Dr. Grethlein’s employment agreement to (a) consolidate all of the previous amendments; (b) incorporate his new title of Chief Operating Officer; (c) provide for an annual base salary of $460,000, subject to increase; and (d) clarify that in the event of a covered termination or change in control transaction, Dr. Grethlein will receive the greater of the severance benefits set forth in his employment agreement or the severance benefits provided for in the Company’s Amended Severance Plan (without duplication), as defined below. See the sub-section entitled “Potential Payments Upon Termination or Change in Control” for further information. Dr. Grethlein’s base salary and performance-bonus target have been adjusted from time to time outside of his employment agreement. For current salary and bonus information, please see the sub-section entitled “Summary Compensation Table” for more information.
Employment Agreement with Mr. Ziegler
We entered into an employment agreement with Mr. Ziegler effective September 9, 2024, in connection with his appointment as our Executive Vice President, Chief Commercial Officer, that provided an initial annual base salary of $525,000 and an annual performance-based bonus targeted at 45% of his annual base salary. In addition, Mr. Ziegler received a time-based stock option to purchase 1,600,000 shares of Common Stock. Mr. Ziegler’s employment agreement provides that in the event of a covered

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termination or change in control transaction, Mr. Ziegler will receive the greater of the severance benefits set forth in his employment agreement or the severance benefits provided for in the Company’s Amended Severance Plan (without duplication), as defined below. See the sub-section entitled “Potential Payments Upon Termination or Change in Control” for further information.
Potential Payments Upon Termination or Change in Control
Our executive management team, including our Named Executive Officers, is entitled to certain severance and change in control benefits under the terms of their employment agreements, our Amended Severance Plan, as defined below, and our equity plans. Given the nature of the life sciences industry and the range of strategic initiatives we may explore, the Compensation Committee believes that these severance and change in control provisions are essential elements of our executive compensation program and assist us in recruiting, retaining and developing key management talent in the competitive biotechnology employment market. Our change in control benefits are intended to allow employees, including our Named Executive Officers, to focus their attention on the business operations of the Company in the face of the potentially disruptive impact of a rumored or actual change in control transaction, to assess takeover bids objectively without regard to the potential impact on their own job security and to allow for a smooth transition in the event of a change in control of the Company. In addition, our severance benefits provide reasonable protection to our executive management team, including our Named Executive Officers, in the event that they are not retained in circumstances other than termination for cause. We do not provide for any excise tax gross-ups in the Amended Severance Plan or in any individual employment agreement with any member of our executive management team, including our Named Executive Officers.
Employment Agreements
Our executive management team, including our Named Executive Officers, is entitled to certain severance benefits payable in connection with a Covered Termination (as defined below) under their employment agreements. Pursuant to these employment agreements, in the event of a Covered Termination and subject to a release of claims against Geron, each Named Executive Officer will be entitled to (i) a lump-sum severance payment equal to 12 months (24 months, with respect to Dr. Scarlett) of his or her base salary in effect as of such termination, (ii) a lump-sum payment equal to the pro-rated portion of any target annual performance-based bonus (except for Dr. Scarlett, who was entitled to receive a lump-sum equal to any annual bonus for any fiscal year that ends on or before the termination date that he would have received had he remained employed through the payment date), and (iii) continued COBRA coverage for a period of one year following a Covered Termination. In addition, the vested portion of any stock options, or other exercisable equity award in Geron, will remain exercisable until the earlier of the second anniversary of the date of termination and the original expiration date of such award.
Our Named Executive Officers will receive the greater of the severance benefits set forth in their employment agreement or the severance benefits provided for in the Company’s Amended Severance Plan (without duplication).
For the purposes of our Named Executive Officers’ employment agreements, the following definitions apply:
•
“Covered Termination” generally means an Involuntary Termination Without Cause that occurs at any time, provided that such termination constitutes a “separation from service” within the meaning of Section 409A of the Code.

•
“Involuntary Termination Without Cause” generally means an executive officer’s dismissal or discharge other than: a) for Cause or b) following an involuntary or voluntary filing of bankruptcy, an assignment for the benefit of creditors, a liquidation of our assets in a formal proceeding or otherwise or any other event of insolvency by Geron, in any case, without an offer of comparable employment by Geron or a successor, acquirer, or affiliate of Geron.

•	“Cause” generally means the executive officer’s:
(i)	willful act or omission constituting dishonesty, fraud or other malfeasance against the Company;
(ii)	conviction of a felony;

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(iii)
debarment by the FDA from working in or providing services to any pharmaceutical or biotechnology company or other ineligibility under any law or regulation to perform the employee’s duties to the Company; or

(iv)	breach of any material Company policies.
Amended Severance Plan
In September 2002, the Board approved a Severance Plan that became effective on January 21, 2003 and was subsequently amended and restated in May 2013, January 2019 and January 2022 (collectively referred to herein as the “Amended Severance Plan”). The Amended Severance Plan applies to (i) eligible employees of the Company who were hired by the Company on or before December 31, 2021 and (ii) certain designated key employees of the Company, including our Named Executive Officers, who are not subject to a performance improvement plan. The Board also approved a new severance plan, referred to herein as the “2022 Severance Plan,” effective January 1, 2022, which applies to employees hired by the Company on or after January 1, 2022 at the Vice President level or below, who are not subject to a performance improvement plan. In December 2024, the Compensation Committee approved an amendment of the 2022 Severance Plan to include Senior Vice Presidents, with the same severance benefits as are provided to Vice Presidents, under the 2022 Severance Plan, effective January 1, 2025. As such, our executive management team, including our Named Executive Officers, does not have any benefits under the 2022 Severance Plan.
Our Named Executive Officers will receive the greater of the severance benefits set forth in their employment agreement or the severance benefits provided for in the Company’s Amended Severance Plan (without duplication).
The Amended Severance Plan provides for cash severance benefits to be paid to employees, including our Named Executive Officers, under a “double trigger” situation, defined below as a Change in Control Triggering Event. Under this double trigger requirement, cash severance benefits are paid only upon the occurrence of a Change in Control and a termination of employment, with such termination being either by the Company or because the employee resigns due to a material change in their employment terms. The Board believes that a double trigger with respect to cash compensation requirement is industry standard and provides appropriate protection for our employees, including our Named Executive Officers, from post-Change in Control events that are not related to the employee’s performance, encourages employees to stay throughout a transition period in the event of a Change in Control and does not provide for benefits for an employee who remains with the surviving company in a comparable position. Under the Amended Severance Plan, the following definitions apply:
•
“Change in Control Triggering Event” is defined as a termination without Cause in connection with a Change in Control (which has the same definition as under the 2018 Plan) or within 12 months following a Change in Control. Additionally, if an individual is terminated by the Company in connection with a Change in Control but immediately accepts employment with the Company’s successor or acquirer, they will not be deemed to have had a Change in Control Triggering Event unless:

(i)	such individual is subsequently terminated without Cause by the successor or acquirer within the 12 months following the Change in Control;
(ii)
such individual resigns employment with the Company because in connection with a Change in Control they are offered terms of employment (new or continuing) by the Company or the Company’s successor or acquirer within 30 days after the Change in Control that results in a material change in the terms of employment; or

(iii)
after accepting (or continuing) employment with the Company or the Company’s successor or acquirer after a Change in Control, such individual resigns employment within 12 months following the Change in Control due to a material change in terms of employment as defined below.

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•
“Cause” generally means an employee’s continued failure to satisfactorily perform duties, willful act or omission constituting dishonesty, fraud or other malfeasance against the Company, conviction of a felony, debarment by the FDA from working in or providing services to any pharmaceutical or biotechnology company or other ineligibility under any law or regulation to perform the employee’s duties to the Company, or breach of any material Company policies.

•	“Material change in terms of employment” shall occur if one of the following events occurs without the employee’s consent:
(i)	base salary is materially reduced from that in effect immediately prior to the Change in Control;
(ii)	if at the time of the Change in Control they are employed at the director level or above, they are subject to a material reduction in their duties (including responsibilities and/or authority);
(iii)
their principal work location is to be moved to a location that is either more than 45 miles from their principal work location immediately prior to the Change in Control or more than 30 miles farther from their principal weekday residence than was their principal work location immediately prior to the Change in Control; or

(iv)	the Company or the Company’s successor or acquirer materially breaches the terms of any employment or similar service agreement with the employee.
Additionally, in order for the resignation to be deemed due to a material change in terms of their employment, the employee must provide written notice to the Company’s Chief Legal Officer within 30 days after the first occurrence of the event giving rise to a material change in their terms of employment setting forth the basis for their resignation, allow the Company at least 30 days from receipt of such written notice to cure such event, and if such event is not reasonably cured within such period, the employee’s resignation from all positions they then hold with the Company is effective not later than 90 days after the expiration of the cure period.
Upon a Change in Control Triggering Event, each of our Named Executive Officers is entitled to: (i) a severance payment equal to 15 months (18 months, with respect to Dr. Scarlett) of his or her base salary then in effect as of such Change in Control Triggering Event; (ii) payment of his or her target annual bonus, at the target bonus percentage in effect immediately prior to his or her separation from service, prorated for the length of service provided in the termination year; and (iii) payment of COBRA premiums for up to 15 months (18 months, with respect to Dr. Scarlett). These benefits are consistent with severance plans offered at companies similar in size in our industry and competitive market environment. Payment of any severance benefits under the Amended Severance Plan is conditioned on the timely provision of an effective release of claims against Geron. If a Named Executive Officer is entitled to severance benefits upon a termination of employment under both the Amended Severance Plan and an employment agreement, the Named Executive Officer will receive the greater of such severance benefits (without duplication). The benefits provided under the Amended Severance Plan are not intended to be duplicative of those provided in any employment agreement.
Equity Plans
As set forth in each individual stock option agreement (for both time-based and performance-based options) under the 2018 Plan and the Inducement Plan, in the event of a Change in Control of Geron (defined below), the vesting of each outstanding stock option held by all employees and non-employee directors will accelerate so that each stock option shall become fully exercisable for all of the outstanding shares subject to such stock option immediately prior to the consummation of such transaction and each other type of award shall be fully vested with all forfeiture restrictions on any or all of such awards to lapse. For purposes of the 2018 Plan and Inducement Plan, a “Change in Control” generally means and includes each of the following:
a)
as a result of any merger or consolidation, the voting securities of Geron outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 49% of the combined voting power of the voting securities of Geron or such surviving or acquiring entity outstanding

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immediately after such merger or consolidation; during any period of 24 consecutive calendar months, the individuals who at the beginning of such period constitute the board of directors, and any new directors whose election by such board of directors or nomination for election by stockholders was approved by a vote of at least two-thirds of the members of such board of directors who were either directors on such board of directors at the beginning of the period or whose election or nomination for election as directors was previously so approved, for any reason cease to constitute at least a majority of the members thereof;
b)	any individual, entity or group becomes the beneficial owner of more than 20% of the then outstanding shares of our Common Stock;
c)	any sale of all or substantially all of the assets of Geron; or
d)	the complete liquidation or dissolution of Geron.
In the event an employee or non-employee director experiences a termination of service as a result of the employee’s or non-employee director’s total and permanent disability (as defined in Section 22(e)(3) of the Code) or death, the 2018 Plan and Inducement Plan provides through each respective plan or the individual stock option agreement, that the portion of each outstanding stock option with time-based vesting held by such employee or non-employee director that would have vested during the 36 months after the date of termination of service will automatically vest. The stock options that were already vested upon the date of termination and those that automatically vested in connection with an employee’s total and permanent disability or death will remain exercisable until the earlier of the second anniversary of the date of termination and the original expiration date of such stock option. For a non-employee director, the post-termination exercise period is the earlier of the third anniversary of the date of termination and the original expiration date of such stock option.
In the event an employee experiences a termination of service as a result of the employee’s total and permanent disability (as defined in Section 22(e)(3) of the Code) or death, the individual stock option agreement for stock options with performance-based vesting permits the unvested portion of such stock option to continue to be eligible to vest and become exercisable upon the achievement of the performance goal set forth in the stock option grant notice to the extent such performance goal has not already been achieved as of the date of the employee’s total and permanent disability or death, if and only if the performance goal occurs within the 36 months following the date of the employee’s total and permanent disability or death, however, not beyond the original term of the stock option.

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Potential Payments Table
The table below summarizes potential maximum payments under the Amended Severance Plan, individual employment agreements or equity plans, as applicable, for our Named Executive Officers if a qualifying termination and/or change in control event had occurred on December 31, 2024, the last business day of our last completed fiscal year. The actual value that the Named Executive Officers would receive as a result of stock option vesting acceleration benefits can be determined only at the time of such termination and/or change in control event.

Named Executive Officer	Qualifying Event	Severance	Continued Healthcare Benefits	Options Vesting	Total
John A. Scarlett, M.D.(1)	Covered Termination – No Change in Control(2)	$1,621,200	$28,847	$—	$1,650,047
	Termination Without Cause or for Good Reason – With Change in Control(3)(4)	$2,148,090	$43,271	$5,649,146	$7,840,507
	Without Termination – With Change in Control(4)	$—	$—	$5,649,146	$5,649,146
	Death(5)	$—	$—	$5,469,146	$5,469,146
	Disability(6)	$—	$—	$5,469,146	$5,469,146
Michelle J. Robertson	Covered Termination – No Change in Control(2)	$784,160	$24,706	$—	$808,866
	Termination Without Cause or for Good Reason – With Change in Control(3)(4)	$919,360	$30,883	$2,240,532	$3,190,775
	Without Termination – With Change in Control(4)	$—	$—	$2,240,532	$2,240,532
	Death(5)	$—	$—	$2,189,532	$2,189,532
	Disability(6)	$—	$—	$2,189,532	$2,189,532
Joseph Eid, M.D.	Covered Termination – No Change in Control(2)	$1,007,500	$24,706	$—	$1,032,206
	Termination Without Cause or for Good Reason – With Change in Control(3)(4)	$1,170,000	$30,883	$—	$1,200,883
	Without Termination – With Change in Control(4)	$—	$—	$—	$—
	Death(5)	$—	$—	$—	$—
	Disability(6)	$—	$—	$—	$—
Andrew J. Grethlein, Ph.D.	Covered Termination – No Change in Control(2)	$900,000	$24,706	$—	$924,706
	Termination Without Cause or for Good Reason – With Change in Control(3)(4)	$1,050,000	$30,883	$2,229,038	$3,309,920
	Without Termination – With Change in Control(4)	$—	$—	$2,229,038	$2,229,038
	Death(5)	$—	$—	$2,157,038	$2,157,038
	Disability(6)	$—	$—	$2,157,038	$2,157,038
James Ziegler	Covered Termination – No Change in Control(2)	$761,250	$24,706	$—	$785,956
	Termination Without Cause or for Good Reason – With Change in Control(3)(4)	$892,500	$30,883	$—	$923,383
	Without Termination – With Change in Control(4)	$—	$—	$—	$—
	Death(5)	$—	$—	$—	$—
	Disability(6)	$—	$—	$—	$—

(1)
Dr. Scarlett ceased serving as our President and Chief Executive Officer and resigned from the Board on March 10, 2025. In connection with Dr. Scarlett’s Covered Termination, subject to and effective upon the date set forth in his separation and release agreement, Dr. Scarlett will receive the following severance benefits following his last day of employment on March 31, 2025: (i) a lump-sum severance payment of $1,678,000 (equal to 24 months of his base salary in effect as of such termination); and (ii) continued COBRA coverage for a period of one year following his termination in the amount of $28,160. In addition, the vested portion of any stock options held by Dr. Scarlett will remain exercisable until the earlier of the second anniversary of the date of termination and the original expiration date of such award.

(2)
Amounts represent lump-sum severance payments (including the target annual performance-based bonus, except for Dr. Scarlett) and continued healthcare benefits that could be paid to a Named Executive Officer upon a Covered Termination as of December 31, 2024, not in connection with a Change in Control transaction. The amounts in this row do not include any value associated with the extension, if any, of the post-termination exercise period applicable to the Named Executive Officers’ stock options.

(3)
Amounts represent lump-sum severance payments (including the target annual performance-based bonus), continued healthcare benefits and the intrinsic value of acceleration of unvested stock options, based on a market value of $3.54 per share of Common Stock as of December 31, 2024, that could be paid to a Named Executive Officer under such Named Executive Officer’s employment agreement and/or our Amended Severance Plan in the event of a Covered Termination or

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Change in Control Triggering Event on December 31, 2024, as applicable. Any payments made under a Named Executive Officer’s employment agreement would not duplicate any payments due under the Amended Severance Plan. The amounts in this row do not include any value associated with the extension, if any, of the post-termination exercise period applicable to the Named Executive Officers’ stock options.
(4)
Amounts represent or include, as applicable, the intrinsic value of unvested stock options that would become fully vested and exercisable upon a Change in Control regardless of termination, based on a market value of $3.54 per share of Common Stock as of December 31, 2024. The amounts in this row do not include any value associated with the extension, if any, of the post-termination exercise period applicable to the Named Executive Officers’ stock options.

(5)
Amounts represent intrinsic value of unvested stock options that would become fully vested and exercisable upon a termination of service as a result of death, based on a market value of $3.54 per share of Common Stock as of December 31, 2024. The amounts in this row do not include any value associated with the extension, if any, of the post-termination exercise period applicable to the Named Executive Officers’ stock options.

(6)
Amounts represent the intrinsic value of unvested stock options that would become fully vested and exercisable upon a termination of service as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), based on a market value of $3.54 per share of Common Stock as of December 31, 2024. The amounts in this row do not include any value associated with the extension, if any, of the post-termination exercise period applicable to the Named Executive Officers’ stock options.

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Pay Versus Performance Table
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the executive compensation for our principal executive officer (“PEO”) and the other named executive officers, other than the PEO (the “Non-PEO NEOs”), and the Company’s performance for the fiscal years listed below. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between the Company’s performance and named executive officer pay, and the Compensation Committee did not consider the disclosure below in making its pay decisions for any of the years shown. For information on our executive compensation program and the Compensation Committee’s approach, refer to the sections entitled “Compensation Discussion and Analysis” and “Executive Compensation Tables and Related Narrative Disclosure” of this Proxy Statement.

Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based On		Net Income (Loss) (In Thousands)(7)	Net Product Revenue (In Thousands)(8)
					Total Shareholder Return(6)	Peer Total Shareholder Return(6)
2024	$6,152,657	$15,290,185	$4,656,303	$5,935,936	$222.64	$93.49	($174,572)	$76,495
2023	$4,950,424	$4,472,564	$2,845,527	$2,349,061	$132.70	$94.03	($184,127)	$0
2022	$2,997,203	$5,898,457	$1,361,162	$2,480,002	$152.20	$89.90	($141,901)	$0
2021	$2,056,987	$1,340,341	$1,155,449	$832,837	$76.73	$100.02	($116,112)	$0

(1)
For each of the years presented in the above table, our former Chief Executive Officer, John Scarlett, was our Principal Executive Officer (“PEO”) and our Non-PEO Named Executive Officers (“Non-PEO NEOs”) were as follows:

•	2024: Michelle Robertson, Joe Eid, Andrew Grethlein, and James Ziegler
•	2023: Andrew Grethlein, Scott Samuels, and Michelle Robertson
•	2022: Olivia Bloom and Andrew Grethlein
•	2021: Olivia Bloom, Andrew Grethlein, Aleksandra Rizo, Anil Kapur, and Melissa Kelly Behrs
(2)
See the Summary Compensation Table above for detail on the Summary Compensation Table total compensation for our PEO for fiscal years 2024, 2023 and 2022, and for fiscal year 2021, see the Summary Compensation Table disclosed in our proxy statement filed with the SEC in calendar year 2022. The average compensation for the Non-PEO NEOs for 2024 was calculated using the Summary Compensation Table above. The average compensation for the Non-PEO NEOs for 2023, 2022 and 2021 was calculated using the Summary Compensation Table as disclosed in our proxy statement filed with the SEC in calendar years 2023, 2022 and 2021.

(3)
For purposes of this table, the compensation actually paid (“Compensation Actually Paid”, or “CAP”) has been computed in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not reflect the actual amount of compensation earned by or paid to the Named Executive Officers during the applicable year. These amounts reflect total compensation as reflected in the above Summary Compensation Table for the applicable year less the grant date fair values of stock option awards included in the “Option Awards” column of the Summary Compensation Table for the Named Executive Officer for the applicable year, and adjusted as follows for each stock option award granted to each Named Executive Officer. The total CAP calculation for our PEO was as follows:

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Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Reported Change in the Actuarial Present Value of Pension Benefits	Pension Benefit Adjustments	Compensation Actually Paid to PEO
2024	$6,152,657	($4,591,200)	$13,728,728	$—	$—	$15,290,185
2023	$4,950,424	($3,563,000)	$3,085,140	$—	$—	$4,472,564
2022	$2,997,203	($1,468,740)	$4,369,994	$—	$—	$5,898,457
2021	$2,056,987	($796,740)	$80,094	$—	$—	$1,340,341

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” columns in the Summary Compensation Table for the applicable year, as there were no stock awards issued or reported.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Years	Change in Fair Value from End of Prior Year to End of Covered Year of Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value on the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Dollar Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	$6,157,500	$1,647,865	$1,807,500	$4,115,863	$—	$—	$13,728,728
2023	$2,013,959	($523,269)	$613,593	$980,857	$—	$—	$3,085,140
2022	$3,124,188	$381,355	$629,125	$235,326	$—	$—	$4,369,994
2021	$327,750	($267,010)	$110,000	($90,646)	$—	$—	$80,094

In the table above, the unvested equity values are computed in accordance with the methodology used for financial reporting purposes, and for unvested awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the year.
(4)
The dollar amounts reported in this column represent the average of the amounts reported for the Company’s Non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year.

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(5)
The dollar amounts reported in this column represent the average amount of Compensation Actually Paid to our Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs as a group during the applicable year. The following adjustments were made to average total compensation for the Non-PEO NEOs as a group for each year to determine the compensation actually paid, using the same methodology described above in Note 3:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Reported Change in Actuarial Present Value of Pension Benefits	Pension Benefits Adjustments	Average Compensation Actually Paid to Non-PEO NEOs
2024	$4,656,303	$(3,798,555)	$5,078,188	$—	$—	$5,935,936
2023	$2,845,527	$(2,280,040)	$1,783,574	$—	$—	$2,349,061
2022	$1,361,162	$(524,550)	$1,643,390	$—	$—	$2,480,002
2021	$1,155,449	$(398,370)	$75,758	$—	$—	$832,837

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards	Average Change in Fair Value From End of Prior Year to End of Covered Year of Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of the Equity Awards Granted and Vested in the Year	Average Change in Fair Value on the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Average Total Equity Award Adjustments
2024	$3,600,808	$403,385	$308,781	$765,214	$—	$—	$5,078,188
2023	$1,610,779	($64,149)	$91,163	$145,781	$—	$—	$1,783,574
2022	$1,145,938	$185,608	$224,688	$87,156	$—	$—	$1,643,390
2021	$163,875	($115,972)	$55,000	$(27,145)	$—	$—	$75,758

In the table above, the unvested equity values are computed in accordance with the methodology used for financial reporting purposes, and for unvested awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the year.
(6)
Total Shareholder Return represents the return on a fixed investment of $100 in Geron Common Stock for the period beginning on the last trading day of 2020 through the last trading day of the applicable fiscal year. Total Shareholder Return for the peer group represents the return on a fixed $100 investment in the NASDAQ Biotech index for the period beginning on the last trading day of 2020 through the last trading day of the applicable fiscal year

(7)	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.
(8)
Net Product Revenue has been selected as the Company-Selected Measure for purposes of this Pay Versus Performance Table as it is the most important financial performance measure used by the Company to link Compensation Actually Paid to our PEO and Non-PEO NEOs to company performance. However, the Company did not generate material product revenue prior to 2024. Accordingly, for fiscal years 2021, 2022 and 2023, Net Product Revenue was $0 for each year. The Company has included these values in the table in accordance with SEC requirements, despite the Company-Selected Measure not being a meaningful indicator of performance in those years.

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The following performance measure represents the most important measure used by the Company to link Compensation Actually Paid to our PEO and non-PEO NEOs for the most recently completed fiscal year.
•	Net Product Revenue (Company Selected Measure).
Analysis of the Information Presented in the Pay versus Performance Table
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.
Compensation Actually Paid vs. Geron 3-year Cumulative Total Shareholder Return (TSR)
The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

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Compensation Actually Paid and Net Income (Loss)
The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s net income (loss) over the three most recently completed fiscal years.

Compensation Actually Paid and Net Product Revenue
The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s net product revenue over the four most recently completed fiscal years.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Geron Corporation	109	2025 Proxy Statement

Proposal Five
Ratification of Selection of
Independent Registered Public
Accounting Firm

The Audit Committee of the Board has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Ernst & Young LLP has served as our independent registered public accounting firm since 1992.
Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.
We have been informed by Ernst & Young LLP that, to the best of their knowledge, neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in Geron or our affiliates.
Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Geron and our stockholders.
VOTE
The Board of Directors unanimously recommends that stockholders vote FOR Proposal 5

Geron Corporation	110	2025 Proxy Statement

Principal Accountant Fees and Services
The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent registered public accounting firm. Under the Audit Committee’s charter, all services of the independent registered public accounting firm must be approved in advance by the Audit Committee. Management recommendations will be considered in connection with such engagements, but management has no authority to approve engagements. For each quarterly Audit Committee meeting, management prepares a schedule of all fees paid to Ernst & Young LLP during the previous quarter and estimated fees for projects contemplated in the following quarter. The Chair of the Audit Committee must be notified at any time the fees for a specific project exceed 20% of the approved budget for authorization to continue the project.
Audit Fees and All Other Fees
The Audit Committee approved all services provided by Ernst & Young LLP in 2024 and 2023. The total fees paid to Ernst & Young LLP for the last two fiscal years are as follows:

	Fiscal Year Ended December 31, 2024(3)	Fiscal Year Ended December 31, 2023(2)
Audit Fees(1)	$2,739,246	$1,540,813
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$2,739,246	$1,540,813

(1)
Audit Fees in 2024 and 2023 include the audit of annual consolidated financial statements included in our Annual Reports on Forms 10-K, reviews of quarterly consolidated financial statements included in our Quarterly Reports on Forms 10-Q, consultations on matters addressed during the audit or quarterly reviews, and services provided in connection with SEC filings, including consents and comment and comfort letters.

(2)
Audit-related fees relate to fees billed for professional services provided in connection with assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported under Audit Fees.

(3)	Consists of fees billed for professional services for tax compliance, tax advice and tax planning.
(4)	This category consists of fees for all other services that are not reported above.

Geron Corporation	111	2025 Proxy Statement

Audit Committee Report
The Audit Committee of Geron Corporation’s Board of Directors currently is comprised of three independent directors. The Audit Committee operates pursuant to a written charter that was last amended and restated by the Board in September 2023. A copy of the Audit Committee’s amended and restated charter is available on our website.
In 2024, the members of the Audit Committee were Ms. O’Farrell (Chair), Dr. Lawlis and Mr. McDonald. The Board has determined that all members of the Audit Committee are financially literate as required by Nasdaq. The Board has also determined that Ms. O’Farrell is an audit committee financial expert as defined by Nasdaq.
The function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities regarding:
(i)	the quality and integrity of our consolidated financial statements,
(ii)	our compliance with legal and regulatory requirements,
(iii)	the qualifications and independence of the independent registered public accounting firm serving as our auditors, and
(iv)	the performance of the independent registered public accounting firm.
Management is responsible for Geron’s internal controls and financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of Geron’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. In this context, the Audit Committee hereby reports as follows:
(1)
The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2024 with management and the independent registered public accounting firm serving as the Company’s independent auditors.

(2)	The Audit Committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
(3)
The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditors the independent auditor’s independence.

(4)	The Audit Committee has considered whether the independent auditor’s provision of non-audit services to the Company is compatible with maintaining the independent auditor’s independence.

Geron Corporation	112	2025 Proxy Statement

Based on the review and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Geron’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.
Submitted by the members of the Audit Committee of the Board of Directors.
Elizabeth G. O’Farrell (Chair)
V. Bryan Lawlis, Ph.D.
John F. McDonald
This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Geron Corporation	113	2025 Proxy Statement

Equity Compensation Plan Information
The following table summarizes information with respect to equity awards under our equity compensation plans at December 31, 2024:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
Equity Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	48,859,162(2)	$2.15	32,846,294(3)(4)
Equity compensation plans not approved by security holders	27,108,205(5)	$2.84	1,722,041(6)
Total	75,967,367	$2.40	34,568,335

(1)
The table does not include information regarding the Geron 401(k) Plan. Under the Geron 401(k) Plan, all participating employees may contribute up to the annual Internal Revenue Service contribution limit. The Geron 401(k) Plan permits us to make matching contributions on behalf of plan participants, which matching contributions can be made in Common Stock that vests ratably over four years for each year of service completed by the employee, commencing from the date of hire, until it is fully vested when the employee has completed four years of service; however, we no longer provide matching contributions in Common Stock. As of December 31, 2024, there were approximately 348,050 shares of Common Stock held in this plan.

(2)
Consists of 5,260,988 shares of Common Stock to be issued upon exercise of outstanding options under the 2011 Plan, and 43,598,174 shares of Common Stock to be issued upon exercise of outstanding options under the 2018 Plan.

(3)	Consists of 278,098 shares of Common Stock available for issuance under the 2014 Employee Stock Purchase Plan, and 43,598,174 shares of Common Stock available for issuance under the 2018 Plan.
(4)
Shares reserved under the 2018 Plan can also be adjusted if (i) any shares of Common Stock subject to a stock award because the stock award expires or otherwise terminates without all of the shares covered by the stock award having been issued or is settled in cash, (ii) any shares of Common Stock issued pursuant to a stock award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) with respect to a Full Value Award, any shares of Common Stock are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with the award, then such shares will again become available for issuance under the 2018 Plan (collectively, the “2018 Plan Returning Shares”). For each 2018 Plan Returning Share subject to a Full Value Award, or Prior Plans’ Returning Share subject to a stock award other than a Prior Plans’ Appreciation Award, the number of shares of Common Stock available for issuance under the 2018 Plan will increase by (i) 1.3 shares for each share of Common Stock issued pursuant to a Full Value Award granted on or after May 31, 2023 and (ii) 2.0 shares for each share of Common Stock issues pursuant to a Full Value Award granted before May 31, 2023.

(5)	Consists of 43,598,174 shares of Common Stock to be issued upon exercise of outstanding options under the 2018 Inducement Plan.
(6)
Consists of 851,137 shares of Common Stock available for issuance under the Inducement Plan and 870,904 shares of Common Stock available for issuance under the Directors Market Value Plan. Effective as of January 1, 2025, the Inducement Plan was amended to increase the total number of shares of Common Stock issuable thereunder by 5,300,000 shares. The Inducement Plan provides for the grant of equity awards to individuals who were not previously Geron employees or directors, other than following a bona fide period of non-employment. All equity awards under the Inducement Plan are intended to meet the standards of Rule 5635(c)(4) of the Nasdaq Listing rules. The terms and conditions of the Inducement Plan and the equity awards to be granted thereunder are substantially similar to the 2018 Plan. Under the Directors Market Value Plan, to the extent permitted by the Director Compensation Policy, the cash compensation payable to a non-employee director who has properly elected to receive such cash compensation instead in the form of shares of Common Stock will be used to purchase shares of Common Stock from Geron under the Directors Market Value Plan on the date that such cash compensation is payable to the non-employee director under the Director Compensation Policy. On such date, we apply the amount of such cash compensation to the purchase of shares of Common Stock, subject to the limitations and other terms of the Directors Market Value Plan. The purchase price of each share of Common Stock acquired pursuant to the Directors Market Value Plan is equal to the “market value” on the purchase date (which generally means the consolidated closing bid price per share of Common Stock as reported by Nasdaq on the purchase date). The Directors Market Value Plan is intended to qualify for the limited exemption from stockholder approval pursuant to the Nasdaq Listing Rule 5635(c)(2), as a plan that merely provides a convenient way to purchase shares from the Company at market value.

Geron Corporation	114	2025 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth the amount and percentage of the outstanding shares of Common Stock, which, according to the information supplied to us, are beneficially owned by: (i) each person, or group of affiliated persons, who is known by us to be a beneficial owner of more than 5% of our outstanding Common Stock, (ii) each of our directors and nominees for director, (iii) each of our Named Executive Officers and (iv) all current directors and executive officers as a group. Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404. Except for the information based on Schedule 13G/A, as indicated in the footnotes below, beneficial ownership is stated as of March 1, 2025.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
Named Executive Officers and Directors:
John A. Scarlett, M.D.(2)	11,710,250	1.81%
Andrew J. Grethlein, Ph.D.(3)	3,698,819	*
Michelle J. Robertson(4)	940,625	*
Joseph Eid, M.D.(5)	—	—
James Ziegler (6)	100,000	*
Gaurav Aggarwal, M.D.(7)	27,291,959	4.28%
John F. McDonald(8)	258,334
Dawn C. Bir(9)	606,000	*
V. Bryan Lawlis, Ph.D.(10)	761,000	*
Elizabeth G. O’Farrell(11)	639,627	*
Susan M. Molineaux, Ph.D.(12)	726,000	*
Robert J. Spiegel, M.D., FACP(13)	1,038,391	*
All directors and executive officers as a group (13 persons)(14)	48,794,562	7.42%

Geron Corporation	115	2025 Proxy Statement

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
5% Beneficial Holders:
RA Capital Management, L.P.(15)	63,319,553	9.94%
BlackRock, Inc.(16)	42,172,679	6.62%

*	Represents beneficial ownership of less than 1% of the outstanding Common Stock as of March 1, 2025.
(1)
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock exercisable pursuant to the exercise of options or warrants held by that person that are currently exercisable or exercisable within 60 days of March 1, 2025 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. Applicable percentages are based on 636,904,470 shares outstanding on March 1, 2025, adjusted as required by rules promulgated by the SEC. The shares outstanding on March 1, 2025 do not include any pre-funded warrants that may be held by the beneficial owners listed above. The persons named in this table, to the best of our knowledge, have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

(2)
Consists of 12,500 shares held directly by Dr. Scarlett, 125,000 shares held by the John A. Scarlett III 1999 Trust, and 11,572,750 shares issuable upon the exercise of outstanding options held by Dr. Scarlett exercisable within 60 days of March 1, 2025.

(3)	Consists of 2,267 shares held directly by Dr. Grethlein and 3,696,552 shares issuable upon the exercise of outstanding options held by Dr. Grethlein exercisable within 60 days of March 1, 2025.
(4)	Consists of 940,625 shares issuable upon the exercise of outstanding options held by Ms. Robertson exercisable within 60 days of March 1, 2025.
(5)	None of the outstanding options held by Dr. Eid are exercisable within 60 days of March 1, 2025.
(6)	Consists of 100,000 shares held by Mr. Ziegler. None of the outstanding options held by Mr. Ziegler are exercisable within 60 days of March 1, 2025.
(7)
Consists of (i) 66,667 shares underlying stock options held by Dr. Aggarwal that are exercisable within 60 days of March 1, 2025 and (ii) 27,225,292 shares held by Vivo Opportunity Fund Holdings, L.P. Dr. Aggarwal is a managing member of Vivo Opportunity, LLC, which is the general partner of Vivo Opportunity Fund Holdings, L.P. Dr. Aggarwal disclaims beneficial ownership over such securities except to the extent of his pecuniary interest therein.

(8)	Consists of 258,334 shares issuable upon the exercise of outstanding options held by Mr. McDonald exercisable within 60 days of March 1, 2025.
(9)	Consists of 606,000 shares issuable upon the exercise of outstanding options held by Ms. Bir exercisable within 60 days of March 1, 2025.
(10)	Consists of 761,000 shares issuable upon the exercise of outstanding options held by Dr. Lawlis exercisable within 60 days of March 1, 2025.
(11)
Consists of 7,407 shares held directly by Ms. O’Farrell, 26,220 shares beneficially owned by Ms. O’Farrell’s spouse and 606,000 shares issuable upon the exercise of outstanding options held by Ms. O’Farrell exercisable within 60 days of March 1, 2025.

(12)	Consists of 130,527 shares held by the Molineaux Family Trust and 726,000 shares issuable upon the exercise of outstanding options held by Dr. Molineaux exercisable within 60 days of March 1, 2025.
(13)	Consists of 172,391 shares held directly by Dr. Spiegel and 866,000 shares issuable upon exercise of outstanding options held by Dr. Spiegel exercisable within 60 days of March 1, 2025.
(14)
Consists of shares beneficially owned by all of our directors and executive officers as of March 1, 2025 as a group, including (i) 472,467 shares of Common Stock and 21,096,803 shares underlying options exercisable within 60 days of March 1, 2025 held by our directors and executive officers and (ii) 27,225,292 shares held by Vivo Opportunity Fund Holdings, L.P. (“Vivo Opportunity Fund”). Please refer to footnote 7 above regarding Vivo Opportunity Fund’s holdings. Dr. Scarlett ceased serving as our President and Chief Executive Officer and resigned from the Board effective March 10, 2025.

(15)
The indicated ownership is based solely on a Schedule 13G/A filed with the SEC on November 14, 2024 for RA Capital Management, L.P., Peter Kolchinsky, Rajeev Shah and RA Capital Healthcare Fund, L.P. (collectively, “RA Capital”). The Schedule 13G/A provides information only as of September 30, 2024, and consequently, the beneficial ownership of the above-mentioned reporting person may have changed since September 30, 2024. Beneficial ownership consists of (i) 32,285,755 shares of Common Stock held directly and (ii) 31,033,798 shares of Common Stock that may be acquired upon the exercise of pre-funded warrants, as limited by a provision which precludes the exercise of warrants to the extent that, following exercise, the reporting person, together with its affiliates and other attribution parties, would own more than 9.99% of the Common Stock outstanding. RA Capital Healthcare Fund GP, LLC is the general partner of the RA Capital Healthcare Fund, L.P. (the “Fund”). The ownership calculation does not include the full pre-funded warrants to purchase 59,433,145 shares of Common Stock held by the Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and may be deemed a beneficial owner of any Geron shares held by the Fund. The Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolio, including the above-mentioned shares. Because the Fund has divested voting and investment power over the securities it holds and may not revoke that delegation on less than 61 days’ notice, the Fund disclaims beneficial ownership of the securities it holds for purposes of Section 13(d) of the Act. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the Act, of any Geron shares beneficially owned by RA Capital. Such persons and entities disclaim beneficial ownership of the shares listed herein, except to the extent of any pecuniary interest therein. The principal address of RA Capital is c/o RA Capital Management, L.P., 200 Berkeley Street, 18th Floor, Boston MA 02116.

Geron Corporation	116	2025 Proxy Statement

(16)
The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by BlackRock, Inc. (“BlackRock”) on January 26, 2024. The Schedule 13G/A provides information only as of December 31, 2023, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed since December 31, 2023. BlackRock has sole voting power with respect to 41,534,808 shares and sole dispositive power with respect to 42,172,679 shares. The principal address of Blackrock is 50 Hudson Yards, New York, NY 10001.

Geron Corporation	117	2025 Proxy Statement

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file.
Based solely on our review of electronic filings with the SEC of such reports and written representations from our executive officers and directors that no Form 5 is required, we believe that our executive officers and directors complied with all Section 16(a) filing requirements during the fiscal year ended December 31, 2024, with the exception that, due to administrative error, Mr. Spiegel was late filing one Form 4 reporting acquisition of shares in lieu of cash payments for quarterly board of directors retainer fee, which transaction was reported on Form 4 filed on June 28, 2024.
Certain Transactions
Certain Transactions With or Involving Related Persons
Since January 1, 2024, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeded $120,000 and in which any current director, executive officer, holder of more than 5% of our Common Stock, or any immediate family member of any of the foregoing persons, had or will have a direct or indirect material interest other than with respect to compensation arrangements described under the sections entitled “Executive Compensation”, “Summary Compensation Table”, “Executive Compensation Tables and Related Narrative Disclosure” and “Compensation of Directors.”
Policies and Procedures
Our Audit Committee is responsible for reviewing and approving all related party transactions, which would include a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $120,000, not including transactions involving compensation for services provided to Geron as an employee, director, consultant or similar capacity by a related person. Related parties include any of our directors or members of our executive management team, certain of our stockholders and their immediate family members. This obligation is set forth in writing in the Audit Committee charter. A copy of the Audit Committee charter is available on the Corporate Governance page under the Investors & Media section of our website at https://ir.geron.com.

Geron Corporation	118	2025 Proxy Statement

Where a transaction has been identified as a related-person transaction, management would present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation would include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to Geron of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, the Audit Committee relies on information supplied by our management and directors. In considering related-person transactions, the Audit Committee takes into account the relevant available facts and circumstances including, but not limited to:
(i)	the risks, costs and benefits to Geron;
(ii)	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
(iii)	the terms of the transaction;
(iv)	the availability of other sources for comparable services or products; and
(v)	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.
In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. In determining whether to approve, ratify or reject a related-person transaction, the Audit Committee considers, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of Geron and our stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

Geron Corporation	119	2025 Proxy Statement

Other Matters
Stockholder Nominations and Proposals for 2026 Annual Meeting
We expect to hold our annual meeting of stockholders in 2026 (the “2026 Annual Meeting”) in May 2026. All proposals or director nominations by stockholders intended to be presented at the 2026 Annual Meeting must be directed to the attention of our Corporate Secretary, at Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California, 94404.
Our stockholders may submit proposals on matters appropriate for stockholder action at annual stockholder meetings in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the 1934 Act. For such proposals to be included in our proxy materials relating to the 2026 Annual Meeting, all applicable requirements of Rule 14a-8 must be satisfied and your proposal must be submitted in writing by December 9, 2025 to our Corporate Secretary at Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California, 94404. However, if our 2026 Annual Meeting is not held between April 21, 2026 and June 20, 2026, then the deadline will be a reasonable time prior to the time that we begin to print and mail our proxy materials.
Pursuant to our bylaws, if you wish to submit a proposal or nominate a director at the 2026 Annual Meeting, but you are not requesting that your proposal or nomination be included in the proxy statement for the 2026 Annual Meeting pursuant to Rule 14a-8 of the 1934 Act, your proposal or nomination must be received by our Corporate Secretary, in writing, at Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California, 94404 not earlier than the close of business on January 21, 2026 and not later than the close of business on February 20, 2026. However, if the 2026 Annual Meeting is not held between April 21, 2026 and July 20, 2026, then your proposal or nomination must be received by our Corporate Secretary, in writing, not later than the close of business on the 90th day prior to the 2026 Annual Meeting or, if later, then the 10th day following the day on which public disclosure of the date of the 2026 Annual Meeting was first made. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. The chair of the 2026 Annual Meeting may determine, if the facts warrant, that a matter has not been properly brought before the 2026 Annual Meeting and, therefore, may not be considered at the 2026 Annual Meeting. In addition, the proxy solicited by the Board of Directors for the 2026 Annual Meeting will confer discretionary authority to vote on any proposal made in accordance with our bylaw provisions, if the 2026 proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the 1934 Act.

Geron Corporation	120	2025 Proxy Statement

General
Your proxy is solicited on behalf of our Board. Unless otherwise directed, proxies will be voted at the virtual Annual Meeting (or an adjournment or postponement thereof), “FOR” all of the nominees listed in Proposal 1, and “FOR” Proposals 2, 3, 4 and 5. If any matter other than those described in this Proxy Statement were to be properly submitted for a vote at the virtual Annual Meeting, or with respect to any adjournment or postponement thereof, the proxy holders appointed by the Board will have the discretion to vote on those matters for you as they see fit.

By Order of the Board of Directors, Scott A. Samuels, Esq.
April 8, 2025	Executive Vice President, Chief Legal Officer and Secretary

Geron Corporation	121	2025 Proxy Statement

Appendix A
Geron Corporation
2018 Equity Incentive Plan
Adopted by the Board of Directors: March 27, 2018
Approved by the Stockholders: May 15, 2018
Amended by the Board of Directors: February 12, 2020
Approved by the Stockholders: June 5, 2020
Amended by the Board of Directors: February 2, 2021
Approved by the Stockholders: May 11, 2021
Amended by the Board of Directors: February 16, 2022
Approved by the Stockholders: May 10, 2022
Amended by the Board of Directors: March 18, 2023
Approved by the Stockholders: May 31, 2023
Amended by the Board of Directors: March 13, 2025
Approved by the Stockholders: [•]
I.	GENERAL.
(a)
Successor to and Continuation of Prior Plans. The Plan is intended as the successor to and continuation of the Geron Corporation 2011 Incentive Award Plan (the “2011 Plan”) and the Geron Corporation 1992 Stock Option Plan (the “1992 Plan”), the Geron Corporation 1996 Directors’ Stock Option Plan (the “1996 Directors’ Plan”) and the Geron Corporation Amended and Restated 2002 Equity Incentive Plan (the “2002 Plan”, and together with the 2011 Plan, the 1992 Plan, the 1996 Directors’ Plan, the “Prior Plans”). Following the Effective Date, no additional stock awards may be granted under the Prior Plans. Any unallocated shares remaining available for grant under the Prior Plans as of 12:01 a.m., Pacific Time on the Effective Date (the “Prior Plans’ Available Reserve”) will cease to be available under the Prior Plans at such time and will be added to the Share Reserve (as further described in Section 3(a) below) and be then immediately available for grant and issuance pursuant to Stock Awards granted under the Plan. In addition, from and after 12:01 a.m., Pacific Time on the Effective Date, all outstanding stock awards granted under the Prior Plans will remain subject to the terms of such Prior Plans, as applicable; provided, however, that any shares subject to outstanding stock awards granted under the Prior Plans that (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) other than with respect to outstanding options and stock appreciation rights granted under the Prior Plans, with respect to which the exercise or strike price is at least one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the option or stock appreciation right on the date of grant (the “Prior Plans’ Appreciation Awards”), are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with a stock award (collectively, the “Prior Plans’ Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Prior Plans’ Returning Shares and become available for issuance pursuant to Stock Awards granted hereunder. All Stock Awards granted on or after 12:01 a.m., Pacific Time on the Effective Date will be subject to the terms of this Plan.

(b)	Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Stock Awards under this Plan.

Geron Corporation	A-1	2025 Proxy Statement

(c)
Available Stock Awards. The Plan provides for the grant of the following types of Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, and (vii) Other Stock Awards.

(d)
Purpose. The Plan, through the granting of Stock Awards, is intended to help the Company and any Affiliate secure and retain the services of eligible Stock Award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock. The Plan is also intended to provide long-term incentives that align the interests of our eligible Stock Award recipients with the interests of our stockholders.

II.	ADMINISTRATION.
(a)	Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)	Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)
To determine (A) who will be granted Stock Awards; (B) when and how each Stock Award will be granted; (C) what type of Stock Award will be granted; (D) the provisions of each Stock Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Stock Award; (E) the number of shares of Common Stock subject to, or the cash value of, a Stock Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii)
To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Stock Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Stock Award fully effective.

(iii)	To settle all controversies regarding the Plan and Stock Awards granted under it.
(iv)	To accelerate, in whole or in part, the time at which a Stock Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).
(v)
To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or a Stock Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under his or her then-outstanding Stock Award without his or her written consent except as provided in subsection (viii) below.

(vi)
To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Stock Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements (including NASDAQ Listing Rule 5635), and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Stock Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the

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Plan, or (E) materially expands the types of Stock Awards available for issuance under the Plan. Except as provided in the Plan (including Section 2(b)(viii)) or a Stock Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Stock Award without the Participant’s written consent.
(vii)
To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding incentive stock options or (B) Rule 16b-3.

(viii)
To approve forms of Stock Award Agreements for use under the Plan and to amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Stock Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Stock Awards without the affected Participant’s consent (A) to maintain the qualified status of the Stock Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Stock Award solely because it impairs the qualified status of the Stock Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Stock Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix)
Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Stock Awards.

(x)
To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Stock Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c)	Delegation to Committee.
(i)
General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

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(ii)	Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.
(d)
Delegation to other Persons or Bodies. The Board or the Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by applicable law: (i) designate recipients, other than Officers, of Stock Awards, provided that no person or body may be delegated authority to grant a Stock Award to themself; (ii) determine the number of shares of Common Stock subject to such Stock Awards; and (iii) determine the terms of such Stock Awards; provided, however, that the Board or the Committee resolutions regarding such delegation shall fix the terms of such delegation in accordance with applicable law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law. Unless provided otherwise in the Board or the Committee resolutions regarding such delegation, each Stock Award granted pursuant to this section shall be granted on the applicable form of Stock Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Stock Award. Notwithstanding anything to the contrary herein, neither the Board nor the Committee may delegate to any person or body (who is not a Director or that is not comprised solely of Directors, respectively) the authority to determine the Fair Market Value.

(e)
Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(f)
Repricing; Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee will have the authority to (i) reduce the exercise, purchase or strike price of any outstanding Option or SAR under the Plan, or (ii) cancel any outstanding Option or SAR that has an exercise price or strike price greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within 12 months prior to such an event.

(g)
Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Stock Award, as determined by the Board and contained in the applicable Stock Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Stock Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Stock Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Stock Award Agreement.

III.	SHARES SUBJECT TO THE PLAN.
(a)	Share Reserve.
(i)
Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed (A) 105,455,419 shares (which number is the sum of (i) the number of shares (2,895,419) subject to the Prior Plans’ Available Reserve, (ii) 10,000,000 shares subject to the Plan as of the Effective Date, (iii) an additional 5,700,000 shares that were approved at the Company’s 2020 Annual Meeting of Stockholders, (iv) an additional 12,500,000 shares that were approved at the Company’s 2021 Annual Meeting of Stockholders, (v) an additional 11,000,000 shares that were approved at the Company’s 2022 Annual Meeting of Stockholders, (vi) an additional 43,360,000 shares that were

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approved at the Company’s 2023 Annual Meeting of Stockholders), and (vii) an additional 20,000,000 shares that were approved at the Company’s 2025 Annual Meeting of Stockholders, plus (B) the Prior Plans’ Returning Shares, if any, which become available for grant under this Plan from time to time (such aggregate number of shares described in (A) and (B) above, the “Share Reserve”).
(ii)
For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(iii)
Subject to Section 3(b), the number of shares of Common Stock available for issuance under the Plan will be reduced by: (A) one share for each share of Common Stock issued pursuant to an Option or SAR with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date of grant; and (B) (i) one and thirty hundredth (1.3) shares for each share of Common Stock issued pursuant to a Full Value Award granted under the Plan on or after May 31, 2023, and (ii) two (2.0) shares for each share of Common Stock issued pursuant to a Full Value Award granted under the Plan prior to May 31, 2023.

(b)	Reversion of Shares to the Share Reserve.
(i)
Shares Available For Subsequent Issuance. If (A) any shares of Common Stock subject to a Stock Award are not issued because such Stock Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or is settled in cash (i.e., the Participant receives cash rather than stock), (B) any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (C) with respect to a Full Value Award, any shares of Common Stock are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with such Full Value Award, such shares will again become available for issuance under the Plan (collectively, the “2018 Plan Returning Shares”). For each (1) 2018 Plan Returning Share subject to a Full Value Award or (2) Prior Plans’ Returning Share subject to a stock award other than a Prior Plans’ Appreciation Award, that (i) returns to the Plan on or after May 31, 2023, the number of shares of Common Stock available for issuance under the Plan will increase by one and thirty hundredth (1.3) shares, and (ii) returned to the Plan prior to May 31, 2023, the number of shares of Common Stock available for issuance under the Plan increased by two (2.0) shares.

(ii)
Shares Not Available For Subsequent Issuance. Any shares of Common Stock reacquired or withheld (or not issued) by the Company to satisfy the exercise or purchase price of a Stock Award will no longer be available for issuance under the Plan, including any shares subject to a Stock Award that are not delivered to a Participant because such Stock Award is exercised through a reduction of shares subject to such Stock Award (i.e., “net exercised”). In addition, any shares reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an Option or Stock Appreciation Right or a Prior Plans’ Appreciation Award, or any shares repurchased by the Company on the open market with the proceeds of the exercise or strike price of an Option or Stock Appreciation Right or a Prior Plans’ Appreciation Award will no longer be available for issuance under the Plan.

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(c)
Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 210,910,838 shares of Common Stock.

(d)	Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
IV.	ELIGIBILITY AND LIMITATIONS.
(a)
Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with the distribution requirements of Section 409A of the Code.

(b)
Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

(c)
Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Stock Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (1) $750,000 in total value or (2) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $1,000,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

V.	PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Stock Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Stock Award Agreement or otherwise) the substance of each of the following provisions:
(a)
Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Award Agreement.

(b)
Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Stock Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Stock Award

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if such Stock Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c)
Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i)	by cash, check, bank draft or money order payable to the Company;
(ii)
pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)	by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv)
if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)	in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Stock Award Agreement.
(d)
Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Award Agreement evidencing such SAR.

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(e)
Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board may determine. In the absence of such a determination by the Board to the contrary, the restrictions set forth in this Section 5(e) on the transferability of Options and SARs will apply. Notwithstanding the foregoing or anything in the Plan or a Stock Award Agreement to the contrary, no Option or SAR may be transferred to any financial institution without prior stockholder approval.

(i)
Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to Sections 5(e)(ii) and 5(e)(iii) below) and will be exercisable during the lifetime of the Participant only by the Participant. Subject to the foregoing paragraph, the Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii)
Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)
Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)
Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)
Termination of Continuous Service. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date three months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.

(h)
Extension of Termination Date. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company or an Affiliate, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death

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or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement. In addition, unless otherwise provided in a Participant’s Stock Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement.
(i)
Disability of Participant. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 24 months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j)
Death of Participant. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company or an Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Stock Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Participant’s Option or SAR may be exercised (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within such period of time ending on the earlier of (i) the date 24 months following the date of death (or such longer or shorter period specified in the Stock Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Stock Award Agreement. If, after the Participant’s death, the Option or SAR (as applicable) is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k)
Termination for Cause. Except as explicitly provided otherwise in a Participant’s Stock Award Agreement or other individual written agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Option or SAR will terminate immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l)
Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Stock Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not

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assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Stock Award Agreement, in another agreement between the Participant and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s or Affiliate’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.
VI.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.
(a)
Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)
Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)	Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii)
Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)
Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement. Notwithstanding the foregoing or anything in the Plan or a Restricted Stock Award Agreement to the contrary, no Restricted Stock Award may be transferred to any financial institution without prior stockholder approval.

(b)
Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award

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Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)
Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)
Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)
Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)
Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)
Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)	Performance Stock Awards.
(i)
Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, vest or be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Stock Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)
Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

(d)
Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock appreciation rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards granted under Section 5 and this Section 6. Subject to the provisions of the Plan (including, but not limited to, Section 2(g)), the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

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VII.	COVENANTS OF THE COMPANY.
(a)	Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.
(b)
Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of a Stock Award or the subsequent issuance of cash or Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c)
No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising a Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

VIII.	MISCELLANEOUS.
(a)	Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock issued pursuant to Stock Awards will constitute general funds of the Company.
(b)
Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Stock Award Agreement or related grant documents as a result of a clerical error in the preparation of the Stock Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect terms in the Stock Award Agreement or related grant documents.

(c)
Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Stock Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

(d)
No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Stock Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or

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without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)
Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Stock Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Stock Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Stock Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Stock Award that is so reduced or extended.

(f)
Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)
Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that they are capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h)
Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax that may be required to be withheld by law (or such other amount as may be permitted while still

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avoiding classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from a Stock Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Stock Award Agreement.
(i)
Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)
Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Stock Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company or an Affiliate. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k)
Compliance with Section 409A of the Code. Unless otherwise expressly provided for in a Stock Award Agreement, the Plan and Stock Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Stock Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. To the extent that the Board determines that any Stock Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and, to the extent applicable, the Plan and Stock Award Agreements will be interpreted in accordance with the requirements of Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Stock Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded and a Participant holding a Stock Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount will be made upon a “separation from service” before a date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.

(l)
Clawback/Recovery. All Stock Awards granted under the Plan will be subject to recoupment in accordance with any clawback provisions in a Participant’s employment agreement or other agreement with the Company or any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in a Stock Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

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IX.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a)
Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)
Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)
Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the Stock Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)
arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii)
arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)
accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;

(iv)	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;
(v)
cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

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(vi)
make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.
(d)
Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

X.	TERMINATION OR SUSPENSION OF THE PLAN.
(a)
The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)
No Impairment of Rights. Suspension or termination of the Plan will not materially impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

XI.	EFFECTIVE DATE OF PLAN.
This Plan will become effective on the Effective Date.
XII.	CHOICE OF LAW.
The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)	“Board” means the Board of Directors of the Company.
(c)
“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

Geron Corporation	A-16	2025 Proxy Statement

(d)
“Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term will mean, with respect to a Participant and for purposes of the application of this Plan, the occurrence of any of the following events: (i) such Participant’s conviction of, or plea of no contest with respect to, any crime involving fraud, dishonesty or moral turpitude; (ii) such Participant’s attempted commission of or participation in a fraud or act of dishonesty against the Company or an Affiliate that results in (or might have reasonably resulted in) material harm to the business of the Company or an Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or an Affiliate, or any statutory duty the Participant owes to the Company or an Affiliate; or (iv) such Participant’s conduct that constitutes gross misconduct, insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company or an Affiliate. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Stock Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or an Affiliate or such Participant for any other purpose.

(e)	“Change in Control” will be deemed to have occurred upon the first to occur of an event set forth in any one of the following paragraphs:
(i)
As a result of any merger or consolidation, the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 49% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation;

(ii)
during any period of 24 consecutive calendar months, the individuals who at the beginning of such period constitute the Board, and any new directors whose election by such Board or nomination for election by stockholders was approved by a vote of at least two-thirds of the members of such Board who were either directors on such Board at the beginning of the period or whose election or nomination for election as directors was previously so approved, for any reason cease to constitute at least a majority of the members thereof;

(iii)
any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 20% of the then outstanding shares of Common Stock of the Company;

(iv)	any sale of all or substantially all of the assets of the Company; or
(v)	the complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Stock Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event with respect to such Stock Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.
The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because the threshold voting power of the Company’s then outstanding securities in Section 13(e)(i) or (iii) is acquired by (A) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (B) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

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For the avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.
Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.
(f)	“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(g)	“Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(h)	“Common Stock” means the common stock of the Company.
(i)	“Company” means Geron Corporation, a Delaware corporation.
(j)
“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(k)
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s or Affiliate’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(l)	“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)	a sale, lease or other disposition of all or substantially all of the assets of the Company;
(ii)	a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;
(iii)	a merger, consolidation or similar transaction in which the Company is not the surviving corporation; or

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(iv)
a reverse merger, consolidation or similar transaction in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Notwithstanding the foregoing definition or any other provision of this Plan, the term Corporate Transaction will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.
(m)	“Director” means a member of the Board.
(n)
“Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(o)
“Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2018, provided this Plan is approved by the Company’s stockholders at such meeting.

(p)
“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(q)	“Entity” means a corporation, partnership, limited liability company or other domestic or foreign entity.
(r)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(s)	“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)
If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)
Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)	In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(t)
“Full Value Award” means any Stock Award granted under this Plan, other than an Option or SAR that has a per share exercise or strike price that is at least 100% of the Fair Market Value of the Common Stock on its original date of grant.

(u)	“Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(v)
“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)),

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does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(w)	“Nonstatutory Stock Option” means any option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.
(x)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(y)	“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(z)
“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(aa)	“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(bb)	“Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(cc)
“Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(dd)
“Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ee)	“Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(ff)
“Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per Share; (xx) regulatory body approval for commercialization of a product; (xxi) positive results from clinical trials; (xxii) initiation of clinical trials; (xxiii) implementation, completion or maintenance of critical projects or relationships; (xxiv) closing of significant financing; (xxv) execution or completion of strategic initiatives; (xxvi) market share; (xxvii) economic value; (xxviii) cash flow return on capital; (xxix) return on net assets; and (xxx) other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

Geron Corporation	A-20	2025 Proxy Statement

(gg)
“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Board may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions; or (xx) any other items selected by the Board.

(hh)
“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(ii)	“Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).
(jj)	“Plan” means this Geron Corporation 2018 Equity Incentive Plan.
(kk)	“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(ll)
“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(mm)	“Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(nn)
“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(oo)	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(pp)	“Rule 405” means Rule 405 promulgated under the Securities Act.
(qq)	“Securities Act” means the Securities Act of 1933, as amended.

Geron Corporation	A-21	2025 Proxy Statement

(rr)	“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(ss)
“Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(tt)
“Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Stock Award or any Other Stock Award.

(uu)
“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(vv)
“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(ww)
“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

Geron Corporation	A-22	2025 Proxy Statement

Appendix B
Geron Corporation
2014 Employee Stock Purchase Plan

Recommended by the Compensation Committee for Approval by the Board of
Directors: March 3, 2014

Adopted by the Board of Directors: March 10, 2014
Approved by the Stockholders: May 20, 2014
Amended by the Board of Directors: February 16, 2022
Approved by the Stockholders: May 10, 2022
Amended by the Board of Directors: March 6, 2025
Approved by the Stockholders: [•]
1.	GENERAL; PURPOSE.
(a)
This Plan provides a means by which Eligible Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase shares of Common Stock. This Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan. Defined terms used in this Plan are set forth in Section 16.

(b)
The Company, by means of this Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

2.	ADMINISTRATION.
(a)	The Board will administer this Plan unless and until the Board delegates administration of this Plan to a Committee or Committees, as provided in Section 2(c).
(b)	The Board will have the power, subject to, and within the limitations of, the express provisions of this Plan:
(i)	To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).
(ii)	To designate from time to time which Related Corporations of the Company will be eligible to participate in this Plan.
(iii)
To construe and interpret this Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for the administration of this Plan and Purchase Rights. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in this Plan, in a manner and to the extent it deems necessary or expedient to make this Plan fully effective.

(iv)	To settle all controversies regarding this Plan and Purchase Rights granted hereunder.
(v)	To suspend or terminate this Plan at any time as provided in Section 13.

Geron Corporation	B-1	2025 Proxy Statement

(vi)	To amend this Plan at any time as provided in Section 13.
(vii)
Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that this Plan be treated as an Employee Stock Purchase Plan.

(viii)	To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in this Plan by Employees who are foreign nationals or employed outside the United States.
(c)
The Board may delegate some or all of the administration of this Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of this Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of this Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer this Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of this Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of this Plan.

(d)	All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
3.	SHARES OF COMMON STOCK SUBJECT TO THIS PLAN.
(a)
Subject to the provisions of Section 12(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under this Plan will not exceed 8,000,000 shares of Common Stock.

(b)
If any Purchase Right granted under this Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under this Plan.

(c)	The stock purchasable under this Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.
4.	GRANT OF PURCHASE RIGHTS; OFFERING.
(a)
The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate and will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering will be incorporated by reference into this Plan and treated as part of this Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

(b)
The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on any Purchase Date within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately following the purchase of shares of Common Stock on such Purchase Date, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day following such Purchase Date.

Geron Corporation	B-2	2025 Proxy Statement

5.	ELIGIBILITY.
(a)
Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation. Except as provided in Section 5(b), an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may provide that no Employee will be eligible to be granted Purchase Rights under this Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code.

(b)
The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i)	the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;
(ii)	the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and
(iii)
the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.

(c)
No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.

(d)
As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to this Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time. In all cases, this $25,000 limit will be determined in accordance with regulations applicable under Section 423(b)(8) of the Code. In particular, this limit will be determined based on (i) the number of shares previously purchased with respect to such calendar years pursuant to such Offering or any other Offering under this Plan, and pursuant to any other Company or Related Corporation plans intended to qualify as an employee stock purchase plan under Section 423 of the Code, and (ii) the number of shares subject to other Purchase Rights outstanding on the Offering Date for such Offering pursuant to this Plan and any other such Company or Related Corporation plan intended to qualify as an Employee Stock Purchase Plan.

Geron Corporation	B-3	2025 Proxy Statement

(e)
Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under this Plan. Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.

6.	PURCHASE RIGHTS; PURCHASE PRICE.
(a)
On each Offering Date, each Eligible Employee, pursuant to an Offering made under this Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 10% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.

Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, the Board may specify that a Participant’s Contribution rate will be decreased to 0% of the Participant’s earnings at such time during any Offering which is scheduled to end during the current calendar year that the aggregate of all Contributions accumulated with respect to such Offering and any other Offering ending within the same calendar year equals $21,250.
(b)
The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.

(c)
In connection with each Offering made under this Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date during such Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under such Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock available will be made in as nearly a uniform manner as will be practicable and equitable.

(d)	The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be not less than the lesser of:
(i)	an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or
(ii)	an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.
7.	PARTICIPATION; WITHDRAWAL; TERMINATION.
(a)
An Eligible Employee may elect to authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under this Plan and will be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter decrease (including to zero) or increase his or her Contributions. If specifically provided in the Offering, in addition to making Contributions by payroll deductions, a Participant may make Contributions through payment by cash or check prior to a Purchase Date.

Geron Corporation	B-4	2025 Proxy Statement

(b)
During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute to such Participant all of his or her accumulated but unused Contributions without interest. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under this Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.

(c)
Purchase Rights granted pursuant to any Offering under this Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate in such Offering. For purposes of the foregoing, a Participant will be treated as an Employee while the Participant is on military leave, sick leave or other bona fide leave of absence agreed to in writing by the Company or a Related Corporation, if applicable, if the period of such leave does not exceed three months, or if longer, so long as the Participant’s right to reemployment with the Company or a Related Corporation, if applicable, upon the expiration of such leave is provided either by statute or by contract. The Company will distribute to such individual all of his or her accumulated but unused Contributions without interest.

(d)
During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 11.

(e)	Unless otherwise specified in the Offering, the Company will have no obligation to pay interest on Contributions.
8.	EXERCISE OF PURCHASE RIGHTS.
(a)
On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by this Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.

(b)
In any Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock on the final Purchase Date within such Offering, and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of such Offering, then such remaining amount will be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under this Plan, unless such Participant withdraws from or is not eligible to participate in such Offering, in which case such amount will be distributed to such Participant after the final Purchase Date without interest. If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one whole share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will not roll over to the next Offering and will instead be distributed in full to such Participant after the final Purchase Date of such Offering without interest.

(c)
No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under this Plan are covered by an effective registration statement pursuant to the Securities Act and this Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to this Plan. If, on a Purchase Date, the shares of Common Stock are not so registered or this Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and this Plan is in material compliance, except that the Purchase

Geron Corporation	B-5	2025 Proxy Statement

Date will in no event be more than 6 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and this Plan is not in material compliance with all applicable laws, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest.
9.	OTHER RESTRICTIONS.
(a)
The Board may provide that any shares of Common Stock issued to a Participant under this Plan will be precluded from trading in an open market transaction for one year following the Purchase Date of such shares, and in such case, certificates evidencing such shares will bear a restrictive legend reflecting such restriction.

(b)
The terms and conditions of Purchase Rights granted under this Plan to, and the purchase of Shares of Common Stock by, persons subject to Section 16 of the Exchange Act will comply with the applicable provisions of Rule 16b-3. This Plan will be deemed to contain, and such Purchase Rights will contain, and the shares of Common Stock issued upon exercise thereof will be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

10.	COVENANTS OF THE COMPANY.
The Company will seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over this Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under this Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.
11.	DESIGNATION OF BENEFICIARY.
(a)
The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under this Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. If a Participant is married and the designated beneficiary is not the Participant’s spouse, the Company may require spousal consent for such designation to be effective. The Company may, but is not obligated to, permit the Participant (subject to spousal consent, if applicable and required by the Company) to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.

(b)
If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

12.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.
(a)
In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to this Plan pursuant to Section 3(a); (ii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights; and (iii) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.

Geron Corporation	B-6	2025 Proxy Statement

(b)
In the event of a dissolution or liquidation of the Company, all Offerings under this Plan will terminate immediately prior to the consummation of such dissolution or liquidation, unless otherwise provided by the Board.

(c)
In the event of a Corporate Transaction, each outstanding Purchase Right under this Plan will be assumed or an equivalent right will be substituted for such Purchase Right by the successor corporation (or a parent or subsidiary of such successor corporation), unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten any Offerings then in progress by setting a new Purchase Date prior to the Corporate Transaction (the “New Purchase Date”). If the Board sets a new Purchase Date pursuant to the preceding sentence, then (i) the Board will notify each Participant in writing, at least 10 days prior to the New Purchase Date, that the Purchase Date for such Participant’s outstanding Purchase Rights has been changed to the New Purchase Date, (ii) such Participant’s accumulated Contributions will be used to purchase shares of Common Stock automatically on the New Purchase Date under such Purchase Rights, unless the Participant withdraws from the applicable Offering prior to the New Purchase Date in accordance with Section 7(b), and (iii) such Purchase Rights will terminate immediately after such purchase.

For purposes of this Section 12(c), a Purchase Right granted under this Plan will be deemed to be assumed if, following the Corporate Transaction, the Purchase Right confers the right to purchase, for each share of Common Stock subject to the Purchase Right immediately prior to the Corporate Transaction, the same consideration (whether stock, cash or other securities or property) received in the Corporate Transaction by holders of Common Stock for each share of Common Stock held on the effective date of the Corporate Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Corporate Transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the Purchase Right to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction.
13.	AMENDMENT, TERMINATION OR SUSPENSION OF THIS PLAN.
(a)
The Board may amend this Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 12(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of this Plan for which stockholder approval is required by applicable law or listing requirements, including any amendment that either (i) materially increases the number of shares of Common Stock available for issuance under this Plan, (ii) materially expands the class of individuals eligible to become Participants and receive Purchase Rights, (iii) materially increases the benefits accruing to Participants under this Plan or materially reduces the price at which shares of Common Stock may be purchased under this Plan, (iv) materially extends the term of this Plan, or (v) expands the types of awards available for issuance under this Plan, but in each of (i) through (v) above, only to the extent stockholder approval is required by applicable law or listing requirements.

(b)	The Board may suspend or terminate this Plan at any time. No Purchase Rights may be granted under this Plan while this Plan is suspended or after it is terminated.
(c)
Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of this Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of

Geron Corporation	B-7	2025 Proxy Statement

Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including, without limitation, any such regulations or other guidance that may be issued or amended after the date this Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment.
Notwithstanding anything in this Plan or any Offering Document to the contrary, the Board will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit payroll withholdings in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code; and (v) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with this Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.
14.	EFFECTIVE DATE OF PLAN.
This Plan will become effective on the date of the annual meeting of stockholders of the Company held in 2014, provided this Plan is approved by the Company’s stockholders at such meeting. No Purchase Rights will be exercised unless and until this Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date this Plan is adopted (or if required under Section 13(a) above, materially amended) by the Board.
15.	MISCELLANEOUS PROVISIONS.
(a)	Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.
(b)
A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

(c)
This Plan and Offering do not constitute an employment contract. Nothing in this Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.

(d)	The provisions of this Plan will be governed by the laws of the State of Delaware without resort to that state’s conflicts of laws rules.
16.	DEFINITIONS.
As used in this Plan, the following definitions will apply to the capitalized terms indicated below:
(a)	“Board” means the Board of Directors of the Company.
(b)
“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to this Plan or subject to any Purchase Right after the date this Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend,

Geron Corporation	B-8	2025 Proxy Statement

combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(c)	“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(d)	“Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(e)	“Common Stock” means the common stock of the Company.
(f)	“Company” means Geron Corporation, a Delaware corporation.
(g)
“Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.

(h)	“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)	a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Related Corporations;
(ii)	a sale or other disposition of at least 90% of the outstanding securities of the Company;
(iii)	a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)
a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(i)	“Director” means a member of the Board.
(j)
“Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in this Plan.

(k)
“Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of this Plan.

(l)	“Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

Geron Corporation	B-9	2025 Proxy Statement

(n)	“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)
If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.

(ii)
In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with applicable laws and in a manner that complies with Section 409A of the Code.

(o)
“Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.

(p)	“Offering Date” means a date selected by the Board for an Offering to commence.
(q)	“Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.
(r)	“Participant” means an Eligible Employee who holds an outstanding Purchase Right.
(s)	“Plan” means this Geron Corporation 2014 Employee Stock Purchase Plan.
(t)
“Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.

(u)
“Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(v)	“Purchase Right” means an option to purchase shares of Common Stock granted pursuant to this Plan.
(w)
“Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(x)	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(y)	“Securities Act” means the Securities Act of 1933, as amended.
(z)
“Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the NYSE, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

Geron Corporation	B-10	2025 Proxy Statement

GERON CORPORATION
C/O COMPUTERSHARE
8742 LUCENT BLVD.
SUITE 225
HIGHLANDS RANCH, CO 80129

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET

Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GERN2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxies submitted by mail must be received by Broadridge Financial Solutions, Inc. no later than the day before the meeting date.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by the Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V63977-P28686-Z89629 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GERON CORPORATION

The Board of Directors recommends that you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the two nominees for director named below to hold office as Class II members of the Board of Directors until the 2028 annual meeting of stockholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Dawn C. Bir
02) Elizabeth G. O'Farrell

NOTE: In their discretion, the proxies are authorized to vote on such other matters as may come before the meeting and any adjournment(s) or postponement(s) thereof.

NOTE: This proxy should be marked, dated and signed by the stockholders(s) exactly as his or her name(s) appear(s) hereon, and returned in the enclosed envelope.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V63978-P28686-Z89629

The undersigned stockholder of Geron Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 8, 2025, and hereby appoints Michelle J. Robertson and Scott A. Samuels, Esq., or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2025 Annual Meeting of Stockholders of Geron Corporation to be held on May 21, 2025, at 2:00 p.m. Eastern Daylight Time and at any adjournment(s) or postponement(s) thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) or postponement(s) thereof. To facilitate stockholder participation in the Annual Meeting, the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. You can attend the Annual Meeting online, vote the shares electronically and submit your questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/GERN2025. You will need to have your 16-Digit Control Number included in the Notice of Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials to join the virtual Annual Meeting.

This proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows:

and as said proxies deem advisable on such other matters as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)